                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-8042

                      (Investment Company Act File Number)

                           Federated Insurance Series
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  12/31/06

             Date of Reporting Period:  Fiscal year ended 12/31/06

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated American Leaders Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights-Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006	[1]	2005		2004		2003		2002
Net Asset Value, Beginning of Period	$21.38		$20.67		$19.10		$15.21		$19.25
Income From Investment Operations:
Net investment income	0.30		0.33		0.31		0.28		0.22	[2]
Net realized and unrealized gain (loss) on investments	2.89		0.69		1.53		3.86		(4.07)
TOTAL FROM INVESTMENT OPERATIONS	3.19		1.02		1.84		4.14		(3.85)
Less Distributions:
Distributions from net investment income	(0.33)		(0.31)		(0.27)		(0.25)		(0.19)
Distributions from net realized gain on investments	(2.69)		--		--		--		--
TOTAL FROM DISTRIBUTIONS	(3.02)		(0.31)		(0.27)		(0.25)		(0.19)
Net Asset Value, End of Period	$21.55		$21.38		$20.67		$19.10		$15.21
Total Return [3]	16.81%		5.02%		9.78%		27.69%		(20.21)%

Ratios to Average Net Assets:
Net expenses	0.92	% [4]	0.90	% [4]	0.90	% [4]	0.90	% [4]	0.88	% [4]
Net investment income	1.27%		1.32%		1.44%		1.53%		1.28%
Expense waiver/reimbursement [5]	0.00	% [6]	0.00	% [6]	0.01%		0.00	% [6]	--
Supplemental Data:
Net assets, end of period (000 omitted)	$229,478		$260,290		$320,987		$348,559		$313,659
Portfolio turnover	53%		51%		43%		36%		24%

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 are 0.91%, 0.88%, 0.89%, 0.89% and 0.87%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,								Period Ended
	2006	[1]	2005		2004		2003		12/31/2002	[2]
Net Asset Value, Beginning of Period	$21.28		$20.58		$19.05		$15.21		$18.28
Income From Investment Operations:
Net investment income	0.23		0.24		0.25		0.26		0.14	[3]
Net realized and unrealized gain (loss) on investments	2.88		0.73		1.53		3.83		(3.21)
TOTAL FROM INVESTMENT OPERATIONS	3.11		0.97		1.78		4.09		(3.07)
Less Distributions:
Distributions from net investment income	(0.27)		(0.27)		(0.25)		(0.25)		--
Distributions from net realized gain on investments	(2.69)		--		--		--		--
TOTAL FROM DISTRIBUTIONS	(2.96)		(0.27)		(0.25)		(0.25)		--
Net Asset Value, End of Period	$21.43		$21.28		$20.58		$19.05		$15.21
Total Return [4]	16.48%		4.78%		9.50%		27.32%		(16.79)%

Ratios to Average Net Assets:
Net expenses	1.17	% [5]	1.15	% [5]	1.15	% [5]	1.15	% [5]	1.13	% [5,6]
Net investment income	1.03%		1.09%		1.22%		1.20%		1.35	% [6]
Expense waiver/reimbursement [7]	0.00	% [8]	0.00	% [8]	0.01%		0.00	% [8]	--
Supplemental Data:
Net assets, end of period (000 omitted)	$8,198		$7,398		$6,823		$3,697		$352
Portfolio turnover	53%		51%		43%		36%		24	% [9]

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

5 The net expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2006, 2005, 2004, 2003 and for the period ended December 31, 2002 are 1.16%, 1.13%, 1.15%, 1.14% and 1.12%, respectively, after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

8 Represents less than 0.01%.

9 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$1,158.00	$5.00
Service Shares	$1,000	$1,155.90	$6.36
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,020.57	$4.69
Service Shares	$1,000	$1,019.31	$5.96

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.92%
Service Shares	1.17%

Management Discussion of Fund Performance

The fund's total return for the fiscal year ended December 31, 2006 was 16.81% for the Primary Shares and 16.48% for the Service Shares. The total return of the Standard & Poor's 500 (S&P)/Citigroup Value Index (the "Index") 1 was 20.80% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

The following discussion will focus on the performance of the fund's Primary Shares.

MARKET OVERVIEW

Equity markets had a strong year in 2006. However, it was a year of two halves. The first half of the year favored stocks that were smaller in size, had good momentum of price, had a lot of debt on the balance sheet, and were considered statistically more expensive. This trend was a continuation of the liquidity boom that began in 2003 as investors tried to get the most out of the stocks that had already been winners. The fund struggled in such an environment given our stock selection process. However, as the Federal Reserve Board (the "Fed") signaled the end of its rate tightening cycle in June, an economic slowdown became a reality. Oil prices retreated as well, allowing the inflationary picture to improve. The market sought refuge in the safety of larger quality stocks with good balance sheets and low growth expectations. This change played to our positioning in the portfolio and the performance of the fund improved throughout the second half of the year.

In the Index, we saw the Telecommunication Services sector lead the market with a 38% return during the reporting period. The Energy and Utilities sectors had another strong year, up 27% and 21%, respectively. Consumer Discretionary names staged a rally during the second half of the reporting period and finished the year as the second best performing sector in the Index, up 29%. Underperformers included Information Technology, up only 6% for the year, and Health Care, up 12%.

FUND PERFORMANCE

Strong stock selection in the Technology and Utilities sectors did not offset weaker stock selections in the Consumer Discretionary, Consumer Staples, Energy and Financial Sectors, resulting in the Fund's relative underperformance. This result was mainly a function of our investment process and a market environment that did not reward our style, at least not during the first half of the reporting period. Relative sector positioning did not have a material impact on the fund's relative performance.

Individual securities contributing the most to the fund's relative underperformance included Intel Corp .., Boston Scientific Corp. and Smithfield Foods, Inc .. Intel Corp .., a semiconductor manufacturer, was down 21% as it struggled with new product development and ceded market share to its chief rival, AMD .. Boston Scientific Corp., a health care device manufacturer, was down 30% as worries surfaced over the safety of the company's main product, a drug-eluting implantable stent. Finally, Smithfield Foods, Inc .., a pork processor, was down 11% as it struggled to raise profitability in an industry that suffered from significant excess capacity and low pricing power throughout the reporting period.

On the positive side, the fund benefited from owning IBM Corp. , Lexmark International Group , and Goodyear Tire and Rubber Co .. IBM Corp. , a computer services company, was up 20% on the back of some very low expectations as the company continued to successfully execute its growth initiative in software. Lexmark International Group , a printer manufacturer, was up 59% in light of an improving product portfolio and stronger cash flow picture. Goodyear Tire and Rubber Co. , a tire manufacturer, suffered from high input costs (primarily oil) during the first half of the reporting period. Still, it managed to rally during the second half of the period and finish up 21% as oil prices came down and the company successfully re-negotiated its master union contract.

1 The S&P 500/Citigroup Value Indices are exhaustive, containing the full market cap of the S&P 500. The S&P 500/Citigroup multifactor methodology is used to score constituents, which are weighed according to the market cap and classified as value. The indices have a relatively low turnover. Investments cannot be made directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II--PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Primary Shares) (the "Fund") from December 31, 1996 to December 31, 2006, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV) 2 and the Lipper Large-Cap Value VA Funds Average (LLCVFA). 3

Average Annual Total Returns for the Period Ended 12/31/2006
1 Year	16.81%
5 Years	6.53%
10 Years	8.37%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500/CV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LLCVFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II-SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2006, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV) 2 and the Lipper Large-Cap Value VA Funds Average (LLCVFA). 3

Average Annual Total Returns for the Period Ended 12/31/2006
1 Year	16.48%
Start of Performance (4/30/2002)	7.72%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500/CV is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LLCVFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2006, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	30.2%
Consumer Discretionary	15.1%
Information Technology	11.9%
Health Care	10.4%
Consumer Staples	9.9%
Energy	8.1%
Telecommunication Services	5.8%
Industrials	4.9%
Utilities	2.0%
Materials	0.7%
Securities Lending Collateral [2]	4.6%
Cash Equivalents [3]	1.0%
Other Assets and Liabilities--Net [4]	(4.6)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2006

Shares			Value
		COMMON STOCKS--99.0%
		Consumer Discretionary--15.1%
313,000	[1]	Ford Motor Co.	$2,350,630
140,400		Gannett Co., Inc.	8,488,584
224,500		Gap (The), Inc.	4,377,750
243,700	[2]	Goodyear Tire & Rubber Co.	5,115,263
129,700		Home Depot, Inc.	5,208,752
143,500		Jones Apparel Group, Inc.	4,797,205
25,700		Lennar Corp., Class A	1,348,222
74,600		Mattel, Inc.	1,690,436
54,900		McDonald's Corp.	2,433,717
		TOTAL	35,810,559
		Consumer Staples--9.9%
42,500		Altria Group, Inc.	3,647,350
74,500		Coca-Cola Co.	3,594,625
63,300		General Mills, Inc.	3,646,080
152,300	[1]	Kraft Foods, Inc., Class A	5,437,110
228,200		Sara Lee Corp.	3,886,246
200,400		Tyson Foods, Inc., Class A	3,296,580
		TOTAL	23,507,991
		Energy--8.1%
54,300		Apache Corp.	3,611,493
31,600		BP PLC, ADR	2,120,360
80,400		Chevron Corp.	5,911,812
47,500		Exxon Mobil Corp.	3,639,925
54,600		Total SA, Class B, ADR	3,926,832
		TOTAL	19,210,422
Shares			Value
		COMMON STOCKS--continued
		Financials--30.2%
78,800		Ace Ltd.	$4,772,916
102,700		Allstate Corp.	6,686,797
97,900		American International Group, Inc.	7,015,514
88,633		Bank of America Corp.	4,732,116
91,900		Bank of New York Co., Inc.	3,618,103
216,600		Citigroup, Inc.	12,064,620
94,300		Federal Home Loan Mortgage Corp.	6,402,970
115,200		MBIA Insurance Corp.	8,416,512
46,600		Morgan Stanley	3,794,638
32,800		National City Corp.	1,199,168
48,300		Nationwide Financial Services, Inc., Class A	2,617,860
84,700	[1]	Wachovia Corp.	4,823,665
52,900		Wells Fargo & Co.	1,881,124
52,000		XL Capital Ltd., Class A	3,745,040
		TOTAL	71,771,043
		Health Care--10.4%
32,800	[2]	Amgen, Inc.	2,240,568
149,700	[2]	Boston Scientific Corp.	2,571,846
64,700		Cardinal Health, Inc.	4,168,621
79,600	[2]	Forest Laboratories, Inc., Class A	4,027,760
73,500		Johnson & Johnson	4,852,470
152,800		Pfizer, Inc.	3,957,520
58,300		Wyeth	2,968,636
		TOTAL	24,787,421
		Industrials--4.9%
61,400		Masco Corp.	1,834,018
68,948		Northrop Grumman Corp.	4,667,780
64,300		United Technologies Corp.	4,020,036
31,900		Waste Management, Inc.	1,172,963
		TOTAL	11,694,797
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Information Technology--11.9%
138,600		Applied Materials, Inc.	$2,557,170
23,200	[2]	Computer Sciences Corp.	1,238,184
51,100	[2]	Dell, Inc.	1,282,099
75,300	[2]	Fiserv, Inc.	3,947,226
86,100		IBM Corp.	8,364,615
67,200	[2]	Lexmark International Group, Class A	4,919,040
355,400	[2]	Xerox Corp.	6,024,030
		TOTAL	28,332,364
		Materials--0.7%
26,300		PPG Industries, Inc.	1,688,723
		Telecommunication Services--5.8%
121,600	[1]	AT&T, Inc.	4,347,200
251,406		Verizon Communications	9,362,359
		TOTAL	13,709,559
		Utilities--2.0%
55,000		American Electric Power Co., Inc.	2,341,900
56,500		Edison International	2,569,620
		TOTAL	4,911,520
		TOTAL COMMON STOCKS (IDENTIFIED COST $188,487,606)	235,424,399
		REPURCHASE AGREEMENTS--5.6%
$2,344,000		Interest in $1,500,000,000 joint repurchase agreement 5.35%, dated 12/29/2006 under which Goldman Sachs & Co. will repurchase U.S. Government Agency securities with various maturities to 11/25/2036 for $1,500,891,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $1,533,551,251.	2,344,000
5,911,000		Interest in $3,000,000,000 joint repurchase agreement 5.33%, dated 12/29/2006 under which ABN AMRO Bank N.V., New York will repurchase a U.S. Treasury security and U.S. Government Agency securities with various maturities to 6/1/2035 for $3,001,776,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $3,060,000,837 (purchased with proceeds from securities lending collateral).	5,911,000
5,000,000		Interest in $2,800,000,000 joint repurchase agreement 5.33%, dated 12/29/2006 under which Bank of America N.A. will repurchase U.S. Government Agency securities with various maturities to 6/1/2035 for $2,801,658,222 on 1/2/2007. The market value of the underlying securities at the end of the period was $2,857,691,387 (purchased with proceeds from securities lending collateral).	5,000,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	13,255,000
		TOTAL INVESTMENTS--104.6% (IDENTIFIED COST $201,742,606) [3]	248,679,399
		OTHER ASSETS AND LIABILITIES - NET--(4.6)%	(11,003,636)
		TOTAL NET ASSETS--100%	$237,675,763

1 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

2 Non-income producing security.

3 The cost of investments for federal tax purposes amounts to $201,847,419.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Total investments in securities, at value including $10,423,700 of securities loaned (identified cost $201,742,606)		$248,679,399
Cash		721
Income receivable		289,058
Receivable for shares sold		887
TOTAL ASSETS		248,970,065
Liabilities:
Payable for shares redeemed	$322,007
Payable for collateral due to broker	10,911,000
Payable for distribution services fee (Note 5)	1,725
Accrued expenses	59,570
TOTAL LIABILITIES		11,294,302
Net assets for 11,032,399 shares outstanding		$237,675,763
Net Assets Consist of:
Paid-in capital		$164,372,022
Net unrealized appreciation of investments		46,936,793
Accumulated net realized gain on investments		23,251,533
Undistributed net investment income		3,115,415
TOTAL NET ASSETS		$237,675,763
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$229,477,880 ÷ 10,649,907 shares outstanding, no par value, unlimited shares authorized		$21.55
Service Shares:
$8,197,883 ÷ 382,492 shares outstanding, no par value, unlimited shares authorized		$21.43

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $58,164)			$5,251,324
Interest (including income on securities loaned of $17,907)			124,970
TOTAL INCOME			5,376,294
Expenses:
Investment adviser fee (Note 5)		$1,847,321
Administrative personnel and services fee (Note 5)		195,941
Custodian fees		13,502
Transfer and dividend disbursing agent fees and expenses		36,428
Directors'/Trustees' fees		2,872
Auditing fees		22,548
Legal fees		8,519
Portfolio accounting fees		76,226
Distribution services fee--Service Shares (Note 5)		18,801
Printing and postage		50,930
Insurance premiums		7,330
Miscellaneous		3,743
TOTAL EXPENSES		2,284,161
Waiver and Expense Reduction (Note 5):
Waiver of administrative personnel and services fee	$(8,253)
Fees paid indirectly for directed brokerage arrangements	(15,525)
TOTAL WAIVER AND EXPENSE REDUCTION		(23,778)
Net expenses			2,260,383
Net investment income			3,115,911
Realized and Unrealized Gain on Investments:
Net realized gain on investments			23,985,622
Net change in unrealized appreciation of investments			10,054,220
Net realized and unrealized gain on investments			34,039,842
Change in net assets resulting from operations			$37,155,753

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,115,911	$3,843,570
Net realized gain on investments	23,985,622	35,669,074
Net change in unrealized appreciation/depreciation of investments	10,054,220	(26,129,843)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	37,155,753	13,382,801
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(3,746,572)	(4,559,749)
Service Shares	(93,303)	(86,216)
Distributions from net realized gains on investments
Primary Shares	(31,001,706)	--
Service Shares	(914,698)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(35,756,279)	(4,645,965)
Share Transactions:
Proceeds from sale of shares	3,877,369	6,272,543
Net asset value of shares issued to shareholders in payment of distributions declared	35,756,279	4,645,965
Cost of shares redeemed	(71,044,959)	(79,776,978)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(31,411,311)	(68,858,470)
Change in net assets	(30,011,837)	(60,121,634)
Net Assets:
Beginning of period	267,687,600	327,809,234
End of period (including undistributed net investment income of $3,115,415 and $3,838,998, respectively)	$237,675,763	$267,687,600

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The primary investment objective of the Fund is to seek long-term growth of capital. The Fund's secondary objective is to provide income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for investments in other open-end regulated investment companies, based on net asset value;
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value (NAV), the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts receive by the Fund in excess of the repurchase price and related transaction costs must be remitted to other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under the such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are
amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2006, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$10,423,700	$10,911,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2006		2005
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	132,104	$2,656,269	253,093	$5,211,519
Shares issued to shareholders in payment of distributions declared	1,830,784	34,748,278	226,066	4,559,749
Shares redeemed	(3,485,423)	(69,451,295)	(3,837,116)	(78,954,042)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(1,522,535)	$(32,046,748)	(3,357,957)	$(69,182,774)

Year Ended December 31	2006		2005
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	62,403	$1,221,100	51,705	$1,061,024
Shares issued to shareholders in payment of distributions declared	53,277	1,008,001	4,287	86,216
Shares redeemed	(80,787)	(1,593,664)	(39,898)	(822,936)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	34,893	$635,437	16,094	$324,304
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,487,642)	$(31,411,311)	(3,341,863)	$(68,858,470)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for litigation settlement reclassifications.

For the year ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$381	$(381)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005 was as follows:

	2006	2005
Ordinary income [1]	$ 5,596,992	$4,645,965
Long-term capital gains	$30,159,287	$ --

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,663,102
Undistributed long-term capital gains	$20,808,659
Net unrealized appreciation	$46,831,980

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for tax deferral of losses on wash sales.

At December 31, 2006, the cost of investments for federal tax purposes was $201,847,419. The net unrealized appreciation of investments for federal tax purposes was $46,831,980. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $49,482,760 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,650,780.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2006, FSC did not retain any fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended December 31, 2006, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2006, the Fund's expenses were reduced by $15,525 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2006, were as follows:

Purchases	$129,869,609
Sales	$189,013,994

7. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

On December 21, 2006, the Trust entered into a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the year ended December 31, 2006, the Fund did not utilize the LOC.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees , upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and the interim period commencing January 1, 2006 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2006, the amount of long-term capital gains designated by the Fund was $30,159,287.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF
FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated American Leaders Fund II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 12, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter,
Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Allegheny Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 199	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated) Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED AMERICAN LEADERS FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by
Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2005. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about
Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com; select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.). You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated American Leaders Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916405
Cusip 313916793

G00843-01 (2/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006	[1]	2005		2004		2003	2002
Net Asset Value, Beginning of Period	$5.88		$5.83		$5.46		$4.43	$5.75
Income From Investment Operations:
Net investment income	0.06		0.05		0.06		0.04	0.03
Net realized and unrealized gain (loss) on investments	0.89		0.06		0.34		1.01	(1.35)
TOTAL FROM INVESTMENT OPERATIONS	0.95		0.11		0.40		1.05	(1.32)
Less Distributions:
Distributions from net investment income	(0.05)		(0.06)		(0.03)		(0.02)	--
Net Asset Value, End of Period	$6.78		$5.88		$5.83		$5.46	$4.43
Total Return [2]	16.21%		1.91%		7.39%		23.92%	(22.96)%

Ratios to Average Net Assets:
Net expenses	1.15	% [3]	1.15	% [3]	1.03	% [3]	0.99%	0.91	% [3]
Net investment income	0.79%		0.78%		1.13%		0.93%	0.74%
Expense waiver/reimbursement [4]	1.09%		1.03%		1.22%		2.04%	3.46%
Supplemental Data:
Net assets, end of period (000 omitted)	$16,014		$17,158		$18,397		$15,461	$9,532
Portfolio turnover	125%		66%		30%		60%	149%

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

3 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2006, 2005, 2004 and 2002 are 1.14%, 1.15%, 1.02% and 0.90%, respectively, after taking into account these expense reductions.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,							Period Ended
	2006	[1]	2005		2004		2003	12/31/2002	[2]
Net Asset Value, Beginning of Period	$5.87		$5.82		$5.46		$4.43	$5.30
Income From Investment Operations:
Net investment income	0.03		0.03		0.05		0.03	0.01
Net realized and unrealized gain (loss) on investments	0.89		0.07		0.34		1.02	(0.88)
TOTAL FROM INVESTMENT OPERATIONS	0.92		0.10		0.39		1.05	(0.87)
Less Distributions:
Distributions from net investment income	(0.03)		(0.05)		(0.03)		(0.02)	--
Net Asset Value, End of Period	$6.76		$5.87		$5.82		$5.46	$4.43
Total Return [3]	15.78%		1.70%		7.11%		23.88%	(16.42)%

Ratios to Average Net Assets:
Net expenses	1.40	% [4]	1.40	% [4]	1.28	% [4]	1.24%	1.16	% [4,5]
Net investment income	0.54%		0.53%		0.91%		0.66%	0.72	% [5]
Expense waiver/reimbursement [6]	1.09%		1.03%		1.22%		2.04%	5.17	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,431		$9,005		$8,873		$5,827	$717
Portfolio turnover	125%		66%		30%		60%	149	% [7]

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2006, 2005 and 2004 and for the period ended December 31, 2002 are 1.39%, 1.40%, 1.27% and 1.15%, respectively, after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$1,145.30	$6.22
Service Shares	$1,000	$1,143.80	$7.62
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,019.41	$5.85
Service Shares	$1,000	$1,018.10	$7.17

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of expenses. The annualized net expense ratios are as follows:

Primary Shares	1.15%
Service Shares	1.41%

Management's Discussion of Fund Performance

This report addresses the Fund's annual performance period from January 1, 2006 through December 31, 2006. During this reporting period, the Fund produced total returns of 16.21% and 15.78%, for Primary Shares and Service Shares, respectively. The Fund's Primary Shares beat the market as measured by the Standard & Poor's 500 Index (S&P 500) 1 which rose 15.79% in the reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the S&P 500.

For purposes of the following, the discussion will focus on the performance of the fund's Primary Shares.

Sector performance was diverse during the reporting period. Telecommunication Services was by far the best performing sector (up 37%) followed by Energy (up 24%), Utilities (up 21%), both Financials and Materials (up 19%) and Consumer Discretionary (up 18%). Lagging sectors were: Health Care (up 8%), Technology (up 9%), Industrials (up 13%) and Consumer Staples (up 14%).

The Fund outperformed the S&P 500 and the Lipper Large Core VA Funds Average 2 .. The biggest contributor to performance was good stock selection. Within the Health Care, Consumer Staples and Telecommunication sectors in particular, stock selection was strong. In addition, an overweighted position in the Energy sector relative to that of the S&P 500 also contributed to performance. The Fund's underweighted positions in the outperforming sectors of Financials and Consumer Discretionary were more than offset by good stock selection within the sectors. Position weights in the Information Technology sector were not well timed and detracted from performance.

Individual securities that contributed to performance during the reporting period were: Diageo PLC , Shire PLC , Deere & Co. , BellSouth Corp. , and Cisco Systems, Inc. Securities that detracted from performance were: EMC Corp , Massey Energy Co. , Alcan , Inc .., Target Corp. and Nike ..

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investment cannot be made directly in an index.

2 Lipper figures represent the average total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Primary Shares) (the "Fund") from June 19, 2000 (start of performance) to December 31, 2006, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Lipper Large Core VA Funds Average (LLCCA). 2

Average Annual Total Returns for the Period Ended 12/31/06
1 Year	16.21%
5 Years	3.96%
Start of Performance (6/19/2000)	(5.35)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or average.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2006, compared to the Standard & Poors 500 Index (S&P 500) 2 and the Lipper Large Core VA Funds Average (LLCCA). 2

Average Annual Total Returns for the Period Ended 12/31/06
1 Year	15.78%
Start of Performance (4/30/2002)	5.88%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or average.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2006, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	17.2%
Health Care	13.1%
Information Technology	14.5%
Energy	12.9%
Industrials	11.5%
Consumer Discretionary	8.8%
Consumer Staples	6.4%
Materials	5.2%
Telecommunication Services	5.1%
Utilities	3.5%
Cash Equivalents [2]	1.6%
Other Assets and Liabilities--Net [3]	0.2%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents include investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2006

Shares			Value
		COMMON STOCKS--98.2%
		Consumer Discretionary--8.8%
11,100	[1]	Coach, Inc.	$476,856
7,500	[1]	Comcast Corp., Class A	317,475
3,500	[1]	GameStop Corp.	192,885
11,400		Hilton Hotels Corp.	397,860
11,400		McDonald's Corp.	505,362
5,900		Target Corp.	336,595
		TOTAL	2,227,033
		Consumer Staples--6.4%
7,700		Altria Group, Inc.	660,814
5,000		Diageo PLC, ADR	396,550
20,800		Unilever N.V., ADR	566,800
		TOTAL	1,624,164
		Energy--12.9%
7,800		Apache Corp.	518,778
12,000		Exxon Mobil Corp.	919,560
8,400		Schlumberger Ltd.	530,544
5,400	[1]	Transocean Sedco Forex, Inc.	436,806
8,700	[1]	Weatherford International Ltd.	363,573
11,100		XTO Energy, Inc.	522,255
		TOTAL	3,291,516
		Financials--17.2%
7,200		Ace Ltd.	436,104
14,700		American International Group, Inc.	1,053,402
4,800		Chubb Corp.	253,968
10,900		Citigroup, Inc.	607,130
3,600		Merrill Lynch & Co., Inc.	335,160
6,200		MetLife, Inc.	365,862
6,100		Morgan Stanley	496,723
3,600		Prudential Financial, Inc.	309,096
14,600		U.S. Bancorp	528,374
		TOTAL	4,385,819
Shares			Value
		COMMON STOCKS--continued
		Health Care--13.1%
3,400	[1]	Cephalon, Inc.	$239,394
7,800	[1]	Forest Laboratories, Inc., Class A	394,680
3,500	[1]	Genzyme Corp.	215,530
5,600		Johnson & Johnson	369,712
6,800		McKesson HBOC, Inc.	344,760
7,800	[1]	Medimmune, Inc.	252,486
8,400		Novartis AG, ADR	482,496
7,400	[1]	Sepracor, Inc.	455,692
6,400		Shire PLC, ADR	395,264
4,900	[1]	Vertex Pharmaceuticals, Inc.	183,358
		TOTAL	3,333,372
		Industrials--11.5%
10,600	[1]	AGCO Corp.	327,964
10,720	[1]	Foster Wheeler Ltd.	591,101
8,900		Northrop Grumman Corp.	602,530
7,700		Trinity Industries, Inc.	271,040
9,800		United Technologies Corp.	612,696
13,900		Waste Management, Inc.	511,103
		TOTAL	2,916,434
		Information Technology--14.5%
21,700	[1]	Cadence Design Systems, Inc.	388,647
23,900	[1]	Cisco Systems, Inc.	653,187
11,119	[1]	Citrix Systems, Inc.	300,769
24,100	[1]	EMC Corp. Mass	318,120
300	[1]	Google Inc.	138,144
8,700		Hewlett-Packard Co.	358,353
3,100		IBM Corp.	301,165
5,500		Linear Technology Corp.	166,760
19,400	[1]	Marvell Technology Group Ltd.	372,286
17,300		Microsoft Corp.	516,578
6,100		Texas Instruments, Inc.	175,680
		TOTAL	3,689,689
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Materials--5.2%
7,500		Praxair, Inc.	$444,975
2,300		Rio Tinto PLC, ADR	488,727
4,300		Vulcan Materials Co.	386,441
		TOTAL	1,320,143
		Telecommunication Services--5.1%
23,100		AT&T, Inc.	825,825
24,300		Sprint Nextel Corp.	459,027
		TOTAL	1,284,852
		Utilities--3.5%
14,100		Consolidated Edison Co.	677,787
5,500		SCANA Corp.	223,410
		TOTAL	901,197
		TOTAL COMMON STOCKS (IDENTIFIED COST $21,079,621)	24,974,219
		REPURCHASE AGREEMENT--1.6%
$415,000		Interest in $1,500,000,000 joint repurchase agreement 5.35%, dated 12/29/2006 under which Goldman Sachs & Co. will repurchase U.S. Government Agency securities with various maturities to 11/25/2036 for $1,500,891,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $1,533,551,251 (AT COST).	415,000
		TOTAL INVESTMENTS--99.8% (IDENTIFIED COST $21,494,621) [2]	25,389,219
		OTHER ASSETS AND LIABILITIES - NET--0.2%	55,056
		TOTAL NET ASSETS--100%	$25,444,275

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $21,538,830.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Total investments in securities, at value (identified cost $21,494,621)		$25,389,219
Cash		1,053
Income receivable		22,072
Receivable for investments sold		103,560
Receivable for shares sold		255
TOTAL ASSETS		25,516,159
Liabilities:
Payable for shares redeemed	$22,751
Payable for custodian fees	2,280
Payable for transfer and dividend disbursing agent fees and expenses	10,066
Payable for auditing fees	22,492
Payable for portfolio accounting fees	9,117
Payable for distribution services fee (Note 5)	2,018
Accrued expenses	3,160
TOTAL LIABILITIES		71,884
Net assets for 3,759,449 shares outstanding		$25,444,275
Net Assets Consist of:
Paid-in capital		$22,587,487
Net unrealized appreciation of investments		3,894,598
Accumulated net realized loss on investments		(1,217,191)
Undistributed net investment income		179,381
TOTAL NET ASSETS		$25,444,275
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$16,013,685 ÷ 2,363,574 shares outstanding, no par value, unlimited shares authorized		$6.78
Service Shares:
$9,430,590 ÷ 1,395,875 shares outstanding, no par value, unlimited shares authorized		$6.76

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $3,078)			$455,279
Interest (including income on securities loaned of $75)			39,304
TOTAL INCOME			494,583
Expenses:
Investment adviser fee (Note 5)		$217,293
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		11,215
Transfer and dividend disbursing agent fees and expenses		35,494
Directors'/Trustees' fees		1,222
Auditing fees		23,028
Legal fees		7,955
Portfolio accounting fees		56,698
Distribution services fee--Service Shares (Note 5)		22,779
Printing and postage		22,621
Insurance premiums		5,387
Miscellaneous		1,610
TOTAL EXPENSES		595,302
Waivers, Reimbursement and Expense Reduction (Note 5):
Waiver of investment adviser fee	$(217,293)
Waiver of administrative personnel and services fee	(34,744)
Reimbursement of other operating expenses	(25,305)
Fees paid indirectly for directed brokerage arrangements	(3,200)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(280,542)
Net expenses			314,760
Net investment income			179,823
Realized and Unrealized Gain on Investments:
Net realized gain on investments			2,497,561
Net change in unrealized appreciation of investments			1,065,072
Net realized and unrealized gain on investments			3,562,633
Change in net assets resulting from operations			$3,742,456

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$179,823	$184,331
Net realized gain on investments	2,497,561	715,971
Net change in unrealized appreciation/depreciation of investments	1,065,072	(406,290)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,742,456	494,012
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(134,832)	(185,302)
Service Shares	(49,176)	(72,085)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(184,008)	(257,387)
Share Transactions:
Proceeds from sale of shares	1,515,446	3,510,384
Net asset value of shares issued to shareholders in payment of distributions declared	167,874	243,788
Cost of shares redeemed	(5,960,898)	(5,097,972)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(4,277,578)	(1,343,800)
Change in net assets	(719,130)	(1,107,175)
Net Assets:
Beginning of period	26,163,405	27,270,580
End of period (including undistributed net investment income of $179,381 and $183,566, respectively)	$25,444,275	$26,163,405

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for investments in other open-end regulated investment companies, based on net asset value;
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value (NAV), the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are
amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2006, the Fund had no outstanding securities on loan.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2006		2005
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	173,358	$1,065,411	354,039	$2,030,332
Shares issued to shareholders in payment of distributions declared	19,652	118,698	30,283	171,703
Shares redeemed	(746,638)	(4,595,321)	(623,836)	(3,586,522)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(553,628)	$(3,411,212)	(239,514)	$(1,384,487)

Year Ended December 31	2006		2005
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	73,389	$450,035	258,753	$1,480,052
Shares issued to shareholders in payment of distributions declared	8,142	49,176	12,713	72,085
Shares redeemed	(220,949)	(1,365,577)	(261,356)	(1,511,450)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(139,418)	$(866,366)	10,110	$40,687
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(693,046)	$(4,277,578)	(229,404)	$(1,343,800)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for wash sale adjustments.

For the year ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Loss
$(1,100)	$1,100

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$184,008	$257,387

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$179,381
Net unrealized depreciation	$3,850,389
Capital loss carryforward	$(1,172,982)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2006, the cost of investments for federal tax purposes was $21,538,830. The net unrealized appreciation of investments for federal tax purposes was $3,850,389. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,985,754 and net unrealized depreciation from investments for those securities having an excess of cost over value of $135,365.

At December 31, 2006, the Fund had a capital loss carryforward of $1,172,982 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$420,052
2010	$752,930

The Fund used capital loss carryforwards of $2,388,209 to offset taxable capital gains realized during the year ended December 31, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended December 31, 2006, the Adviser voluntarily waived $217,293 of its fee and voluntarily reimbursed $25,305 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the net fee paid to FAS was 0.607% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses up to the percentages as shown in the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2006, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2006, the Fund's Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended December 31, 2006, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2006, the Fund's expenses were reduced by $3,200 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2006, were as follows:

Purchases	$30,893,106
Sales	$34,733,919

7. LINE OF CREDIT

On December 21, 2006, the Trust entered into a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the year ended December 31, 2006, the Fund did not utilize the LOC.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees , upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and the interim period commencing January 1, 2006 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on
Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF
FEDERATED CAPITAL APPRECIATION FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Appreciation Fund II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Capital Appreciation Fund II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 12, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3,1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated) Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED CAPITAL APPRECIATION FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2005. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about
Federated, including reports on the compensation and benefits Federated derived from its relationships with the
Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings."

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916835
Cusip 313916819

G00433-19 (2/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006	[1]	2005		2004	2003	[2]	2002
Net Asset Value, Beginning of Period	$8.94		$8.87		$8.44	$7.52		$10.37
Income From Investment Operations:
Net investment income	0.44	[3]	0.42	[3]	0.36 [3]	0.32	[3]	0.47
Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	0.91		0.11		0.44	1.11		(2.85)
TOTAL FROM INVESTMENT OPERATIONS	1.35		0.53		0.80	1.43		(2.38)
Less Distributions:
Distributions from net investment income	(0.55)		(0.46)		(0.37)	(0.51)		(0.47)
Net Asset Value, End of Period	$9.74		$8.94		$8.87	$8.44		$7.52
Total Return [4]	15.76%		6.28%		9.92%	20.67%		(23.95)%

Ratios to Average Net Assets:
Net expenses	1.10	% [5]	1.01	% [5]	1.00%	1.02	% [5]	1.02	% [5]
Net investment income	4.85%		4.87%		4.37%	4.18%		4.90%
Expense waiver/reimbursement [6]	0.20%		0.17%		0.17%	0.08%		--
Supplemental Data:
Net assets, end of period (000 omitted)	$61,673		$62,526		$78,201	$82,602		$85,419
Portfolio turnover [7]	63%		38%		59%	145%		118%

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 During the year ended December 31, 2003, the investment strategy of the Fund transitioned from an equity only, utility sector Fund to a diversified income Fund with both stocks and bonds. The equity portion of the Fund is invested in a diversified portfolio that focuses on value stocks that provide above-average dividend income with market participation. The fixed-income portion of the Fund is invested in a high-yielding debt portfolio.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

5 This net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.10%, 1.00%, 1.00% and 1.01% for the years ended December 31, 2006, 2005, 2003 and 2002, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 This calculation excludes purchases and sales from dollar roll transactions.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,117.00	$5.87
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.66	$5.60

1 Expenses are equal to the Fund's annualized net expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

This report covers the fund's fiscal year reporting period from January 1, 2006 through December 31, 2006. During the reporting period, the fund produced a total return of 15.76%. The fund focused on income earning investments, specifically dividend-paying stocks 1 and high-yielding, fixed-income securities. 2

Portfolio Allocation

The portfolio managers set the fund's allocation between stocks and bonds according to various factors. The factors reflect the fund's investment objective of high current income and moderate capital appreciation. The factors, in order of priority, are: 1) the fund's ability to pay and maintain an attractive level of dividends; and, 2) the expected relative total return of bonds and stocks.

The allocation at the end of the reporting period was 54.0% bonds, 36.9% stocks, 4.7% equity-linked notes and 4.4% cash equivalents. The fund's allocation will likely have a material effect on performance in any period to the extent that bonds and stocks have divergent total return 3 .. The equity component of the fund's benchmark, the Russell 1000 Value Index (RU1000V) 4 posted a total return of 22.25%, while the fixed-income component of the fund's benchmark (comprised of 20% Lehman Brother High Yield Composite Bond Index, 5 20% Lehman Brothers Emerging -Market Bond Index 6 , and 20% Lehman Brothers Mortgage-Backed Securities Index) 7 posted a total return of 9.88% for the 12-month reporting period. Weighting these components 60% for fixed income and 40% for equities, the return of the fund's benchmark was 14.05% for the reporting period. During the reporting period, the fund's total return outperformed the weighted benchmark.

1 There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

2 High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.

3 There are no assurances that a diversified portfolio will outperform a non-diversified portfolio.

4 The RU1000V is an unmanaged index that measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Investments cannot be made directly in an index.

5 The Lehman Brother High Yield Composite Bond Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity.

6 The Lehman Brothers Emerging Bond Index is an unmanaged index that tracks total returns for external-currency-denominated debt instruments of the emerging markets. Investments cannot be made directly in an index.

7 The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and FHLMC. Investments cannot be made directly in an index.

MARKET OVERVIEW

During the reporting period, the best performing sectors of the RU1000V during the period were Telecommunication Services (up 39.67%) and Energy (up 27.63%). The worst performing sectors were Health Care (up 14.87%) and Information Technology (up 18.28%). Value strategies generally outperformed growth strategies during the reporting period which was a positive influence on portfolio performance. Strategies with smaller capitalizations outperformed strategies with larger capitalizations during the reporting period which was a negative influence on portfolio performance. Diversified, high-yielding strategies tended to outperform the market during the reporting period which was a positive influence on portfolio performance.

With respect to fixed income, interest rate levels for intermediate to longer maturity U.S. Treasury securities were little changed over the reporting period. This point-to-point description, however, hides the fact that the 12-month reporting period can be divided into two distinct periods: (1) from January 1, 2006 to June 30, 2006, interest rate levels rose sharply as the Federal Reserve Board (the "Fed") raised the Federal Funds Target Rate level at each of its five meetings; and (2) from June 30, 2006 to December 31, 2006, the Fed made no rate changes at its three following meetings and interest rate levels fell sharply. In concert with the latter rate decline, U.S. gross domestic product experienced decelerating growth throughout calendar year 2006, starting with a 5.6% real (after inflation) growth rate in the first quarter, a 2.6% real growth rate in the second quarter and a 2.0% growth rate in the third quarter. In essence, the period from December 2005 through June 2006 can easily be described as a bear market environment as rates rose and high-quality bond prices fell, which was a hindrance on the Portfolio's Performance. The period from July 2006 through fiscal year-end December 2006 represented a bull market environment with falling interest rates and rising high-quality bond prices, which privided a significant positive influence on the Portfolio's Performance.

Sector and Security Selection

The equity component of the portfolio surpassed the returns of the RU1000V, during the reporting period. Equity portfolio managers focused on realization of the fund's income and total return objectives by purchasing and holding income producing equity securities with favorable valuation levels. An underweight relative to the RU1000V in the Information Technology sector and an overweight in the Telecommunication Services sector enhanced the fund's performance in equities. Detracting from performance was a sector overweight in Industrials and a sector underweight in Consumer Discretionary. With respect to stock selection, favorable stock selection in Financials and Energy aided performance while poor stock selection in Industrials and Information Technology issues hindered portfolio performance.

The fund's bond portfolio maintained a majority of assets in the high-yield and emerging market debt sectors combined during the entire reporting period. 8 These two sectors were the highest performing of all global bond sectors and, thus, significantly contributed to positive fund performance. The fund did reduce its allocation to high yield bonds during the latter half of the reporting period, a period of strong performance for the high-yield sector, thereby limiting the price appreciation of the fixed-income portfolio. However, high-yield still represented the single largest sector allocation, even after the reduction.

8 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL INCOME FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Income Fund II (the "Fund") from December 31, 1996 to December 31, 2006 compared to the Standard & Poor's 500 Index (S&P 500) 2,3 , the Russell 1000 Value Index (RU1000V), 2,3 both broad-based market indexes, a blend of indexes comprised of 40% Russell 1000 Value Index/20% Lehman Brothers Emerging Market Bond Index (LBEMB) 3 /20% Lehman Brothers High Yield Composite Bond Index (LBHYB) 3 /20% Lehman Brothers Mortgage Backed Securities Index (LBMB) 3 , ("the blend index") 2,4 and the Lipper Income VA Funds Average (LIFA) 3 ..

Average Annual Total Returns for the Period Ended 12/31/2006
1 Year	15.76%
5 Years	4.42%
10 Years	3.65%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RU1000V, Blend Index, and the LIFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, RU1000V, and Blend Index are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The RU1000V is an unmanaged index that measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to book ratios and lower forecasted growth values. The LBEMB is an unmanaged index that tracks total returns for external-currency denominated debt instruments of the emerging markets. The LBHYB is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount of outstanding of $100 million and at least one year to maturity. The LBMB is an unmanaged index comprised of all fixed securities mortgage pools by GNMA, FNMA, and FHLMC. Lipper figures represent the average of the total returns reported by all funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges. Investments cannot be made directly in an index.

4 The Blend Index is the Fund's blended benchmark.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Tables

At December 31, 2006, the Fund's portfolio composition 1 was as follows:

Sector	Percentage of Total Net Assets
Domestic Equity Securities	33.8%
Domestic Fixed-Income Securities	30.7%
International Fixed-Income Securities	22.3%
International Equity Securities	7.8%
Cash Equivalents [2]	11.0%
Other Assets and Liabilities--Net [3]	(5.6)%
TOTAL	100.0%

At December 31, 2006, the Fund's sector composition 4 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Financials	31.6%
Energy	13.5%
Health Care	11.3%
Industrials	10.2%
Materials	8.5%
Consumer Staples	7.8%
Telecommunication Services	6.8%
Utilities	6.1%
Consumer Discretionary	3.9%
Information Technology	0.3%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2 Cash Equivalents includes any investments in money market mutual funds and /or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

4 Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

December 31, 2006

Shares			Value
		COMMON STOCKS--36.8%
		Consumer Discretionary--1.1%
5,000		CBS Corp. - Class B	$155,900
5,100		Dollar General Corp.	81,906
3,500		Gap (The), Inc.	68,250
90	[1]	Idearc, Inc.	2,579
3,100		Mattel, Inc.	70,246
5,360		McDonald's Corp.	237,609
3,500		Regal Entertainment Group	74,620
		TOTAL	691,110
		Consumer Staples--3.3%
9,600		Altria Group, Inc.	823,872
1,300		Anheuser-Busch Cos., Inc.	63,960
6,000		Coca-Cola Co.	289,500
1,010		Colgate-Palmolive Co.	65,892
2,120		Kimberly-Clark Corp.	144,054
1,800		Kraft Foods, Inc., Class A	64,260
17,580		Unilever PLC, ADR	489,076
1,430		Wal-Mart Stores, Inc.	66,037
		TOTAL	2,006,651
		Energy--4.8%
3,800		BP PLC, ADR	254,980
12,390		Chevron Corp.	911,037
4,500		ENI SpA, ADR	302,760
12,500		Enbridge Inc.	430,000
900		Exxon Mobil Corp.	68,967
6,300		Royal Dutch Shell PLC	445,977
7,600		Total SA, ADR, Class B	546,592
		TOTAL	2,960,313
		Financials--12.0%
6,600		Ace, Ltd.	399,762
14,000		Allstate Corp.	911,540
17,026		Bank of America Corp.	909,018
10,900		Bank of New York Co., Inc.	429,133
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
23,800		Citigroup, Inc.	$1,325,660
4,300		Freddie Mac	291,970
3,800		Fannie Mae	225,682
4,900		Gallagher (Arthur J.) & Co.	144,795
2,300		Loews Corp. - Carolina Group	148,856
2,300		MBIA, Inc.	168,038
3,400		Morgan Stanley	276,862
2,680		Nationwide Financial Services, Inc., Class A	145,256
2,930		PartnerRe Ltd.	208,118
5,730		U.S. Bancorp	207,369
1,600		UBS AG - U.S.	96,528
10,300		Wachovia Corp.	586,585
1,500		Washington Mutual, Inc.	68,235
20,000		Wells Fargo & Co.	711,200
3,100		iStar Financial, Inc.	148,242
		TOTAL	7,402,849
		Health Care--4.7%
2,720		Abbott Laboratories	132,491
4,400		Biovail Corp.	93,104
9,770		GlaxoSmithKline PLC, ADR	515,465
7,910		Johnson & Johnson	522,218
1,260		Lilly (Eli) & Co.	65,646
37,560		Pfizer, Inc.	972,804
11,500		Wyeth	585,580
		TOTAL	2,887,308
		Industrials--3.7%
1,800		3M Co.	140,274
3,400		Avery Dennison Corp.	230,962
1,400		Dover Corp.	68,628
23,400		General Electric Co.	870,714
1,400		Illinois Tool Works, Inc.	64,666
6,900		Ingersoll-Rand Co., Class A	269,997
6,700		Northrop Grumman Corp.	453,590
800		Siemens AG, ADR	78,840
2,100		Waste Management, Inc.	77,217
		TOTAL	2,254,888
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Information Technology--0.1%
1,430		Diebold, Inc.	$66,638
		Materials--1.8%
7,200		Alcoa, Inc.	216,072
3,100		Ashland, Inc.	214,458
5,500		International Flavors & Fragrances, Inc.	270,380
1,200		PPG Industries, Inc.	77,052
2,800		Packaging Corp. of America	61,880
400		Rio Tinto PLC, ADR	84,996
4,000		Rohm & Haas Co.	204,480
		TOTAL	1,129,318
		Telecommunication Services--2.8%
32,122		AT&T, Inc.	1,148,361
2,800		Embarq Corp.	147,168
4,600		NTT Docomo Inc. - Spon. ADR	73,002
1,800		Verizon Communications	67,032
22,017		Windstream Corp.	313,082
		TOTAL	1,748,645
		Utilities--2.5%
1,600		Edison International	72,768
5,600		Energy East Corp.	138,880
2,946		ONEOK, Inc.	127,032
5,500		Pepco Holdings, Inc.	143,055
2,900		Pinnacle West Capital Corp.	147,001
1,600		Progress Energy, Inc.	78,528
6,000		SCANA Corp.	243,720
5,570		Scottish & Southern Energy PLC, ADR	171,417
5,990		Southern Co.	220,791
6,000		TransAlta Corp.	136,620
2,600		Vectren Corp.	73,528
		TOTAL	1,553,340
		TOTAL COMMON STOCKS (IDENTIFIED COST $18,340,708)	22,701,060
		CORPORATE BONDS--6.4%
		Banking--1.1%
$150,000	[2,3]	Banco Credito del Peru, Sub. Note, 6.95%, 11/7/2021	149,959
500,000	[2,3]	Turanalem Finance BV, 7.75%, 4/25/2013	510,625
		TOTAL	660,584
Principal Amount			Value
		CORPORATE BONDS--continued
		Basic Industry - Paper--0.4%
250,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	$270,484
		Communications - Media Noncable--0.3%
185,000		British Sky Broadcasting Group PLC, 8.2%, 7/15/2009	197,076
		Consumer Cyclical - Automotive--0.5%
300,000		General Motors Acceptance, 6.875%, 9/15/2011	308,016
		Financial Institution - Banking--0.5%
300,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	319,778
		Leisure & Entertainment--0.2%
100,000	[2,3]	Cap Cana SA, 9.625%, 11/3/2013	101,500
		Metals & Mining--0.3%
150,000	[2,3]	Adaro Finance BV, Company Guarantee, 8.5%, 12/8/2010	153,750
		Oil & Gas--2.2%
800,000	[2,3]	Gazprom, Note, 8.625%, 4/28/2034	1,030,880
350,000	[2,3]	Petrozuata Finance Inc., Company Guarantee, 8.22%, 4/1/2017	350,875
		TOTAL	1,381,755
		Steel--0.5%
275,000	[2,3]	CSN Islands VIII Corp., Company Guarantee, 9.75%, 12/16/2013	312,950
		Telecommunications & Cellular--0.4%
200,000		Philippine Long Distance, Sr. Unsub., 11.375%, 5/15/2012	248,500
		TOTAL CORPORATE BONDS (IDENTIFIED COST $3,692,850)	3,954,393
		GOVERNMENTS/AGENCIES--15.2%
		Sovereign--15.2%
568,235		Argentina, Government of, Note, Series, 8.28%, 12/31/2033	619,376
400,000		Brazil, Government of, 8.875%, 4/15/2024	500,000
600,000		Brazil, Government of, Bond, 8.25%, 1/20/2034	731,100
237,000		Brazil, Government of, Note, 8.00%, 1/15/2018	264,729
200,000		Brazil, Government of, Unsub., 11.00%, 8/17/2040	266,300
500,000		Colombia, Government of, Bond, 8.125%, 5/21/2024	579,500
200,000		Ecuador, Government of, Series REGS, 10.00%, 8/15/2030	148,000
100,000		Ecuador, Government of, Series REGS, 9.375%, 12/15/2015	79,000
3,100,000		Mexico Fixed Rate Bond, Bond, Series MI10, 9.00%, 12/20/2012, MXN	309,598
3,103,000		Mexico Fixed Rate Bond, Bond, Series M 20, 10.00%, 12/5/2024, MXN	355,884
800,000		Mexico, Government of, Note, 4.625%, 10/8/2008	791,600
500,000		Mexico, Government of, Note, 5.625%, 1/15/2017	502,050
400,000		Mexico, Government of, Note, 9.875%, 2/1/2010	453,320
350,000		Peru, Government of, Bond, 8.75%, 11/21/2033	463,225
300,000		Philippines, Government, 9.875%, 1/15/2019	391,125
150,000		Philippines, Government, Bond, 7.75%, 1/14/2031	171,000
Principal Amount or Shares			Value
		GOVERNMENTS/AGENCIES--continued
		Sovereign--continued
$300,000		Philippines, Government, Sr. Note, 9.50%, 2/2/2030	$400,875
770,000		Russia, Government of, 5.000%, 3/31/2030	871,871
285,000		Turkey, Government of, 6.875%, 3/17/2036	273,600
350,000		Turkey, Government of, Note, 7.375%, 2/5/2025	360,500
115,000		Uruguay, Government of, 7.625%, 3/21/2036	126,615
200,000		Uruguay, Government of, Note, 8.00%, 11/18/2022	228,200
300,000		Venezuela, Government of, 9.375%, 1/13/2034	397,500
50,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	64,125
50,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	54,538
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $8,526,037)	9,403,631
		MORTGAGE-BACKED SECURITIES--14.0%
		Federal Home Loan Mortgage Corporation--12.6%
2,450,000	[4]	Federal Home Loan Mortgage Corp., 5.500%, 30 year, 12/1/2036	2,422,871
1,600,000	[4]	Federal Home Loan Mortgage Corp., 6.000%, 30 year, 12/1/2036	1,611,452
375,678		Federal Home Loan Mortgage Corp. Pool A14164, 5.000%, 30 Year, 10/1/2033	363,538
188,406		Federal Home Loan Mortgage Corp. Pool A47194, 5.000%, 30 Year, 10/1/2035	181,906
1,131,671		Federal Home Loan Mortgage Corp. Pool A48294, 5.000%, 30 Year, 2/1/2036	1,092,273
485,009		Federal Home Loan Mortgage Corp. Pool A53896, 6.500%, 30 Year, 11/1/2036	494,030
471,184		Federal Home Loan Mortgage Corp. Pool G01954, 5.000%, 30 Year, 11/1/2035	454,927
165,983		Federal Home Loan Mortgage Corp. Pool G18045, 5.000%, 15 Year, 3/1/2020	163,183
220,628		Federal Home Loan Mortgage Corp. Pool G18078, 5.000%, 15 Year, 10/1/2020	216,769
249,164		Federal Home Loan Mortgage Corp. Pool J03710, 6.000%, 15 Year, 11/1/2021	252,444
498,173		Federal Home Loan Mortgage Corp. Pool J03848, 4.500%, 15 Year, 11/1/2021	479,970
		TOTAL	7,733,363
		Federal National Mortgage Association--1.4%
102,504		Federal National Mortgage Association Pool 789090, 5.500%, 15 Year, 8/1/2019	102,626
337,538		Federal National Mortgage Association Pool 806237, 5.000%, 15 Year, 12/1/2019	332,109
432,687		Federal National Mortgage Association Pool 822564, 5.500%, 15 Year, 12/1/2020	432,730
		TOTAL	867,465
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $8,626,733)	8,600,828
		PREFERRED STOCKS--4.7%
		Consumer Discretionary--0.5%
9,200		Credit Suisse First Boston USA, Inc., Jones Apparel Group, Inc., PERCS	305,118
		Energy--0.8%
2,550		Credit Suisse First Boston USA, Inc., Transocean Sedco Forex, Inc., PERCS	203,209
5,400	[2,3]	Goldman Sachs Trigger Mandatory Exchangeable Notes, GlobalSantaFe Corp.	296,487
		TOTAL	499,696
Shares or Principal Amount			Value
		PREFERRED STOCKS--continued
		Financial--1.1%
5,100	[2,3]	Merrill Lynch Capped Appreciation Note, RenaissanceRe Holdings Ltd.	$297,407
1,400		Washington Mutual, Inc., Conv. Pfd., $2.6875, Annual Dividend	78,960
13,400		XL Capital Ltd., PEPS, $1.625, Annual Dividend	316,642
		TOTAL	693,009
		Industrials--0.6%
12,500	[2,3]	Morgan Stanley & Co., Chicago Bridge & Iron Co., N.V., PERCS	341,188
		Technology--1.7%
7,100		Credit Suisse First Boston USA, Inc., Analog Devices, Inc., PERCS	223,934
8,800	[1,2,3]	Goldman Sachs Trigger Mandatory Exchangeable Notes, Linnear Technology Corp.	268,330
9,300	[1,2,3]	Goldman Sachs Trigger Mandatory Exchangeable Notes, Maxim Integrated Products, Inc.	282,367
13,700	[2,3]	Merrill Lynch Capped Appreciation Note, Nokia Oyj, ADR, Class A, PERCS	272,904
		TOTAL	1,047,535
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,738,477)	2,886,546
		MUTUAL FUND--18.4%
1,444,573	[5]	Federated High Income Bond Fund II, Primary Shares (IDENTIFIED COST $10,532,971)	11,339,905
		REPURCHASE AGREEMENTS--10.5%
$4,050,000	[6]	Interest in $186,329,000 joint repurchase agreement 5.27%, dated 12/12/2006 under which Credit Suisse First Boston Corp. will repurchase a U.S. Treasury security and U.S. Government Agency securities with various maturities to 8/16/2043 for $187,147,295 on 1/11/2007. The market value of the underlying securities at the end of the period was $192,587,121 (segregated pending settlement of dollar-roll transactions).	4,050,000
2,444,000		Interest in $1,500,000,000 joint repurchase agreement 5.35%, dated 12/29/2006 under which Goldman Sachs & Co. will repurchase U.S. Government Agency securities with various maturities to 11/25/2036 for $1,500,891,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $1,533,551,251.	2,444,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	6,494,000
		TOTAL INVESTMENTS--106.0% (IDENTIFIED COST $58,951,776) [7]	65,380,363
		OTHER ASSETS AND LIABILITIES -- NET--(6.0)%	(3,706,912)
		TOTAL NET ASSETS--100%	$61,673,451

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2006, these restricted securities amounted to $4,369,222, which represented 7.1% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2006, these liquid restricted securities amounted to $4,369,222, which represented 7.1% of total net assets.

4 All or a portion of these securities may be subject to dollar roll transactions.

5 Affiliated company.

6 Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven-days' notice.

7 The cost of investments for federal tax purposes amounts to $59,369,963.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
PEPS	--Participating Equity Preferred Stock
PERCS	--Preferred Equity Redemption Cumulative Stock

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in repurchase agreements	$6,494,000
Investments in securities	58,886,363
Total investments in securities, at value including $11,339,905 of investments in affiliated issuers (Note 5) (identified cost $58,951,776)		$65,380,363
Cash		3,228
Cash denominated in foreign currencies (identified cost $33,949)		33,926
Income receivable		344,981
Receivable for investments sold		72,987
Receivable for shares sold		17,397
TOTAL ASSETS		65,852,882
Liabilities:
Payable for investments purchased	4,062,160
Payable for shares redeemed	68,723
Accrued expenses	48,548
TOTAL LIABILITIES		4,179,431
Net assets for 6,334,292 shares outstanding		$61,673,451
Net Assets Consist of:
Paid-in capital		$110,957,781
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		6,429,055
Accumulated net realized loss on investments, options, futures contracts and foreign currency transactions		(58,685,977)
Undistributed net investment income		2,972,592
TOTAL NET ASSETS		$61,673,451
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$61,673,451 ÷ 6,334,292 shares outstanding, no par value, unlimited shares authorized		$9.74

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2006

Investment Income:
Dividends, including $1,180,473 received from affiliated issuers (Note 5) (net of foreign taxes withheld of $16,788)			$2,174,746
Interest (net of foreign taxes withheld of $509)			1,458,243
TOTAL INCOME			3,632,989
Expenses:
Investment adviser fee (Note 5)		$457,570
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		17,410
Transfer and dividend disbursing agent fees and expenses		19,465
Directors'/Trustees' fees		1,482
Auditing fees		35,119
Legal fees		8,631
Portfolio accounting fees		50,464
Printing and postage		47,227
Insurance premiums		6,523
Miscellaneous		2,300
TOTAL EXPENSES		796,191
Waivers, Reimbursement and Expense Reduction (Note 5):
Waiver/reimbursement of investment adviser fee	$(97,878)
Waiver of administrative personnel and services fee	(24,389)
Fees paid indirectly for directed brokerage arrangements	(1,942)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(124,209)
Net expenses			671,982
Net investment income			2,961,007
Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments, options and foreign currency transactions (including realized loss of $55,561 on sales of investments in affiliated issuers)			4,530,609
Net realized gain on futures contracts			6,339
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			1,395,714
Net realized and unrealized gain on investments, options, futures contracts and foreign currency transactions			5,932,662
Change in net assets resulting from operations			$8,893,669

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,961,007	$3,393,803
Net realized gain on investments, options, futures contracts and foreign currency transactions	4,536,948	3,247,115
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,395,714	(2,536,073)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,893,669	4,104,845
Distributions to Shareholders:
Distributions from net investment income	(3,655,279)	(3,838,173)
Share Transactions:
Proceeds from sale of shares	8,447,932	3,900,761
Net asset value of shares issued to shareholders in payment of distributions declared	3,655,279	3,838,173
Cost of shares redeemed	(18,193,662)	(23,681,346)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,090,451)	(15,942,412)
Change in net assets	(852,061)	(15,675,740)
Net Assets:
Beginning of period	62,525,512	78,201,252
End of period (including undistributed net investment income of $2,972,592 and $3,653,406, respectively)	$61,673,451	$62,525,512

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Capital Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for investments in other open-end regulated investment companies, based on net asset value;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost;
  prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBA at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Futures Contracts

The Fund purchases and sells stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2006, the Fund had net realized gains on futures contracts of $6,339.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2006, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2006, the Fund had a realized loss of $2,100 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2005	--	--
Contracts written	561	$63,895
Contracts exercised	(463)	(55,072)
Contracts expired	(98)	(8,823)
Outstanding at 12/31/2006	--	$ --

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Dollar Roll Transactions

The Fund enters into dollar roll transactions with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. The Fund will use the proceeds generated from the transaction to invest in short-term investments or mortgage-backed securities which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2006	2005
Shares sold	930,164	447,005
Shares issued to shareholders in payment of distributions declared	419,183	458,563
Shares redeemed	(2,007,584)	(2,730,937)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(658,237)	(1,825,369)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities and dollar roll adjustments.

For the year ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Losses
$13,458	$(13,458)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$3,655,279	$3,838,173

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,972,592
Net unrealized appreciation	$6,010,868
Capital loss carryforward	$(58,267,790)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At December 31, 2006, the cost of investments for federal tax purposes was $59,369,963. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $6,010,400. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $6,204,635 and net unrealized depreciation from investments for those securities having an excess of cost over value of $194,235.

At December 31, 2006, the Fund had a capital loss carryforward of $58,267,790 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 8,073,813
2009	$16,049,079
2010	$34,144,898

The Fund used capital loss carryforwards of $4,322,568 to offset taxable capital gains realized during the year ended December 31, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the Adviser voluntarily waived $27,184 of its fee.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2006, the Sub-Adviser earned a sub-adviser fee of $83,747.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the net fee paid to FAS was 0.206% of average aggregate daily net assets of the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended December 31, 2006, the Fund did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2006, the Fund's expenses were reduced by $1,942 under these agreements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other mutual funds. For the year ended December 31, 2006, the Adviser reimbursed $70,694 in connection with the investment in the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended December 31, 2006, are as follows:

Affiliates	Balance of Shares Held 12/31/2005	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2006	Value at 12/31/2006	Dividend Income
Federated High Income Bond Fund II, Primary Shares	1,757,441	--	312,868	1,444,573	$11,339,905	$1,180,473

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2006, were as follows:

Purchases	$32,914,257
Sales	$39,441,937

7. RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2006, the diversification of countries was as follows:

Country	Percentage of Net Assets
Mexico	3.9%
United Kingdom	3.5%
Brazil	3.4%
Russia	3.1%
Philippines	2.0%
Venezuela	1.9%
Bermuda	1.4%
Argentina	1.0%
Peru	1.0%
Turkey	1.0%
Columbia	0.9%
France	0.9%
Canada	0.8%
Kazakhstan	0.8%
Uruguay	0.6%
Cayman Islands	0.5%
Italy	0.5%
Ecuador	0.4%
Indonesia	0.3%
Dominican Republic	0.2%
Switzerland	0.2%
Germany	0.1%
Japan	0.1%

8. LINE OF CREDIT

On December 21, 2006, the Trust entered into a $150,000,000 unsecured, uncommitted discretionary line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the year ended December 31, 2006, the Fund did not utilize the LOC.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees , upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and the interim period commencing January 1, 2006 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF
FEDERATED CAPITAL INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Income Fund II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, and other procedures when responses are not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Capital Income Fund II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Stree P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated) Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED CAPITAL INCOME FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract and subadvisory contract at meetings held in May 2006. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract and subadvisory contract.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract and subadvisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about
Federated, including reports on the compensation and benefits Federated derived from its relationships with the
Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute
Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings."

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Capital Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916108

G00845-01 (2/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006	[1]	2005		2004		2003	[2]	2002
Net Asset Value, Beginning of Period	$13.57		$13.42		$12.13		$9.73		$12.49
Income From Investment Operations:
Net investment income	0.37	[3]	0.31		0.28		0.24		0.20
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	2.72		0.12		1.25		2.36		(2.74)
TOTAL FROM INVESTMENT OPERATIONS	3.09		0.43		1.53		2.60		(2.54)
Less Distributions:
Distributions from net investment income	(0.32)		(0.28)		(0.24)		(0.20)		(0.22)
Net Asset Value, End of Period	$16.34		$13.57		$13.42		$12.13		$9.73
Total Return [4]	23.13%		3.33%		12.84%		27.27%		(20.74)%

Ratios to Average Net Assets:
Net expenses	1.14	% [5]	1.14	% [5]	1.12	% [5]	1.15	% [5]	1.07	% [5]
Net investment income	2.56%		2.09%		2.08%		2.18%		1.63%
Expense waiver/reimbursement [6]	0.09%		0.04%		0.03%		0.01%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$57,998		$62,377		$72,907		$73,904		$61,430
Portfolio turnover	60%		31%		55%		145%		81%

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 During the year ended December 31, 2003, the investment strategy of the Fund transitioned from a blended value/growth style to one focused on value.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 are 1.14%, 1.13%, 1.11%, 1.14% and 1.06%, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,154.80	$6.19
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.46	$5.80

1 Expenses are equal to the Fund's annualized net expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

FUND PERFORMANCE

For the reporting period ended December 31, 2006, the fund produced a total return of 23.13%. The fund outperformed its benchmark, a blended index composed of 90% Russell 1000 Value Index and 10% Merrill Lynch 91-Day Treasury Bill Index, (90%RUS1V/10%ML91DTB) 1 which returned 20.47%. The portfolio manager focused on the realization of the fund's total return and income objectives by primarily purchasing and holding income producing equity securities with favorable valuation levels.

The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the 90%RUS1V/10%ML91DTB.

MARKET CONDITIONS AND IMPACT UPON FUND'S PERFORMANCE:

The best performing sectors of the benchmark during the reporting period were Telecommunication Services (up 39.67%) and Energy (up 27.63%). The worst performing sectors were Health Care (up 14.87%) and Information Technology (up 18.28%). Value strategies generally outperformed growth strategies during the reporting period which was a positive influence on portfolio performance. Strategies with smaller capitalizations outperformed strategies with larger capitalizations during the reporting period which was a negative influence on portfolio performance. Diversified, high-yielding strategies tended to outperform the market during the reporting period which was a positive influence on portfolio performance.

SECTOR SELECTION IMPACT UPON FUND'S PERFORMANCE:

Positive sector selection influences on performance relative to the benchmark included overweight positions in Telecommunication Services, Energy, and Consumer Staples. Negative sector selection influences upon relative performance included an underweight position in Consumer Discretionary and an overweight position in Health Care.

SECURITY SELECTION IMPACT UPON FUND'S PERFORMANCE:

Positive influences on performance relative to the fund's benchmark included favorable security selection in Financials, Consumer Discretionary, Energy, and Materials. Negative influences on relative performance included unfavorable security selection in Industrials and Information Technology.

1 The 90%RUS1V/10%ML91DTB is a blended index which is comprised of the RUS1V and the ML91DTB. The RUS1V measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price to book ratios and lower forecasted growth values. The ML91DTB is an index tracking short-term government securities. Indexes are unmanaged, and investment cannot be made in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Equity Income Fund II (the "Fund") from January 30, 1997 (start of performance) to December 31, 2006 compared to the Russell 1000 ® Value Index (RUS1V), 2 and the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90% RUS1V/10% ML91DTB). 2

Average Annual Total Returns for the Period Ended 12/31/2006
1 Year	23.13%
5 Years	7.69%
Start of Performance (1/30/1997)	6.50%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUSIV/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1V and the 90% RUSIV/10% ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table

At December 31, 2006, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	30.8%
Energy	11.5%
Health Care	9.7%
Consumer Staples	7.4%
Industrials	7.1%
Telecommunication Services	6.6%
Materials	4.6%
Utilities	4.6%
Consumer Discretionary	4.1%
Information Technology	0.3%
Other Securities [2]	10.0%
Cash Equivalents [3]	2.6%
Other Assets and Liabilities--Net [4]	0.7%
TOTAL	100.0%

1 Except for Other Securities, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include preferred stocks.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2006

Shares			Value
		COMMON STOCKS--86.7%
		Consumer Discretionary--4.1%
10,300		CBS Corp. (New), Class B	$321,154
11,100		Dollar General Corp.	178,266
8,100		Gap (The), Inc.	157,950
205	[1]	Idearc, Inc.	5,873
6,700		Mattel, Inc.	151,822
31,800		McDonald's Corp.	1,409,694
7,700		Regal Entertainment Group	164,164
		TOTAL	2,388,923
		Consumer Staples--7.4%
7,600		Altria Group, Inc.	652,232
3,100		Anheuser-Busch Cos., Inc.	152,520
20,900		Coca-Cola Co.	1,008,425
6,700		Colgate-Palmolive Co.	437,108
18,100		Kimberly-Clark Corp.	1,229,895
4,300		Kraft Foods, Inc., Class A	153,510
19,340		Unilever PLC, ADR	538,039
3,180		Wal-Mart Stores, Inc.	146,852
		TOTAL	4,318,581
		Energy--11.5%
10,850		BP PLC, ADR	728,035
27,490		Chevron Corp.	2,021,340
9,900		ENI SpA, ADR	666,072
27,600		Enbridge, Inc.	949,440
2,100		Exxon Mobil Corp.	160,923
13,700		Royal Dutch Shell PLC, Class A, ADR	969,823
16,230		Total SA, Class B, ADR	1,167,262
		TOTAL	6,662,895
		Financials--30.8%
15,493		Ace Ltd.	938,411
22,000		Allstate Corp.	1,432,420
46,982		Bank of America Corp.	2,508,369
24,230		Bank of New York Co., Inc.	953,935
58,360		Citigroup, Inc.	3,250,652
9,800		Federal Home Loan Mortgage Corp.	665,420
8,300		Federal National Mortgage Association	492,937
9,900		Gallagher (Arthur J.) & Co.	292,545
5,200		Loews Corp.	336,544
5,200		MBIA Insurance Corp.	379,912
11,800		Morgan Stanley	960,874
6,100		Nationwide Financial Services, Inc., Class A	330,620
6,700		PartnerRe Ltd.	475,901
24,300		Sun Life Financial Services of Canada	1,029,105
4,300		U.S. Bancorp	155,617
4,700		UBS AG	283,551
22,900		Wachovia Corp.	1,304,155
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
3,400		Washington Mutual Bank	$154,666
44,500		Wells Fargo & Co.	1,582,420
6,700		iStar Financial, Inc.	320,394
		TOTAL	17,848,448
		Health Care--9.7%
6,050		Abbott Laboratories	294,695
9,600		Biovail Corp.	203,136
2,800		Eli Lilly & Co.	145,880
13,700		GlaxoSmithKline PLC, ADR	722,812
17,610		Johnson & Johnson	1,162,612
83,300		Pfizer, Inc.	2,157,470
18,200		Wyeth	926,744
		TOTAL	5,613,349
		Industrials--7.1%
4,000		3M Co.	311,720
7,400		Avery Dennison Corp.	502,682
3,100		Dover Corp.	151,962
27,000		General Electric Co.	1,004,670
3,100		Illinois Tool Works, Inc.	143,189
15,200		Ingersoll-Rand Co., Class A	594,776
15,600		Northrop Grumman Corp.	1,056,120
1,800		Siemens AG, ADR	177,390
5,100		Waste Management, Inc.	187,527
		TOTAL	4,130,036
		Information Technology--0.3%
3,600		Diebold, Inc.	167,760
		Materials--4.6%
16,000		Alcoa, Inc.	480,160
6,800		Ashland, Inc.	470,424
12,900		International Flavors & Fragrances, Inc.	634,164
2,700		PPG Industries, Inc.	173,367
6,700		Packaging Corp. of America	148,070
800		Rio Tinto PLC, ADR	169,992
11,600		Rohm & Haas Co.	592,992
		TOTAL	2,669,169
		Telecommunication Services--6.6%
77,647		AT&T, Inc.	2,775,880
5,900		Embarq Corp.	310,104
10,100		NTT DoCoMo, Inc., ADR	160,287
4,100		Verizon Communications	152,684
32,646		Windstream Corp.	464,226
		TOTAL	3,863,181
		Utilities--4.6%
3,500		Edison International	159,180
12,400		Energy East Corp.	307,520
12,100		Pepco Holdings, Inc.	314,721
6,200		Pinnacle West Capital Corp.	314,278
3,500		Progress Energy, Inc.	171,780
14,200		SCANA Corp.	576,804
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--continued
8,600		Southern Co.	$316,996
14,200		TransAlta Corp.	323,334
5,900		Vectren Corp.	166,852
		TOTAL	2,651,465
		TOTAL COMMON STOCKS (IDENTIFIED COST $39,316,399)	50,313,807
		PREFERRED STOCKS--10.0%
		Consumer Discretionary--1.2%
20,700		Credit Suisse First Boston, USA, Inc., Jones Apparel Group, Inc., CON, PERCS	686,516
		Energy--1.9%
5,717		Credit Suisse First Boston, USA, Inc., Transocean Sedco Forex, Inc., Conv. Pfd	455,588
12,100	[2,3]	Goldman Sachs Group, Inc., GlobalSantaFe Corp., PERCS	664,350
		TOTAL	1,119,938
		Financial--1.6%
11,300	[2,3]	Merrill Lynch & Co., Inc., RenaissanceRe Holdings Ltd., PERCS	658,960
11,200		XL Capital Ltd., PEPS, $1.625, Annual Dividend	264,656
		TOTAL	923,616
		Industrials--1.3%
28,200	[2,3]	Morgan Stanley & Co., Inc., Chicago Bridge & Iron Co., N.V., PERCS	769,719
		Information Technology--4.0%
16,000		Credit Suisse First Boston, USA, Inc., Analog Devices, Inc., PERCS	504,640
19,100	[2,3]	Goldman Sachs Group, Inc., Linnear Technology Corp., PERCS	582,397
20,300	[2,3]	Goldman Sachs Group, Inc., Maxim Integrated Products, Inc., PERCS	616,349
30,200	[2,3]	Merrill Lynch & Co., Inc., Nokia Oyj, ADR, Class A, PERCS	601,584
		TOTAL	2,304,970
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $5,411,690)	5,804,759
		REPURCHASE AGREEMENT--2.6%
$1,488,000		Interest in $1,500,000,000 joint repurchase agreement 5.35%, dated 12/29/2006 under which Goldman Sachs & Co. will repurchase U.S. Government Agency securities with various maturities to 11/25/2036 for $1,500,891,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $1,533,551,251. (AT COST)	1,488,000
		TOTAL INVESTMENTS--99.3% (IDENTIFIED COST $46,216,089) [4]	57,606,566
		OTHER ASSET AND LIABILITIES - NET--0.7%	391,065
		TOTAL NET ASSETS--100%	$57,997,631

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2006, these restricted securities amounted to $3,893,359, which represented 6.7% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2006, these liquid restricted securities amounted to $3,893,359, which represented 6.7% of total net assets.

4 The cost of investments for federal tax purposes amounts to $46,307,631.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
PEPS	--Participating Equity Preferred Stock
PERCS	--Preferred Equity Redemption Cumulative Stock

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Total investments in securities, at value (identified cost $46,216,089)		$57,606,566
Cash		6,266
Income receivable		92,900
Receivable for investments sold		661,514
Receivable for shares sold		961
TOTAL ASSETS		58,368,207
Liabilities:
Payable for investments purchased	$164,869
Payable for shares redeemed	160,753
Payable for auditing fees	23,961
Payable for portfolio accounting fees	7,128
Accrued expenses	13,865
TOTAL LIABILITIES		370,576
Net assets for 3,548,926 shares outstanding		$57,997,631
Net Assets Consist of:
Paid-in capital		$53,896,131
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		11,390,321
Accumulated net realized loss on investments, futures contracts, options and foreign currency transactions		(8,834,236)
Undistributed net investment income		1,545,415
TOTAL NET ASSETS		$57,997,631
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$57,997,631 ÷ 3,548,926 shares outstanding, no par value, unlimited shares authorized		$16.34

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $43,524)			$2,061,946
Interest (including income on securities loaned of $8,926)			164,981
TOTAL INCOME			2,226,927
Expenses:
Investment adviser fee (Note 5)		$451,769
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		8,916
Transfer and dividend disbursing agent fees and expenses		18,507
Directors'/Trustees' fees		1,457
Auditing fees		24,009
Legal fees		7,423
Portfolio accounting fees		45,967
Printing and postage		27,596
Insurance premiums		6,592
Miscellaneous		2,153
TOTAL EXPENSES		744,389
Waivers and Expense Reduction (Note 5):
Waiver of investment adviser fee	$(30,464)
Waiver of administrative personnel and services fee	(24,397)
Fees paid indirectly for directed brokerage arrangements	(4,599)
TOTAL WAIVERS AND EXPENSE REDUCTION		(59,460)
Net expenses			684,929
Net investment income			1,541,998
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Options and Foreign Currency Transactions:
Net realized gain on investments, options and foreign currency transactions			6,885,554
Net realized gain from futures contracts			21,623
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			4,027,192
Net realized and unrealized gain on investments, futures contracts, options and foreign currency transaction			10,934,369
Change in net assets resulting from operations			$12,476,367

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,541,998	$1,383,953
Net realized gain on investments, futures contracts, options and foreign currency transactions	6,907,177	3,465,541
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	4,027,192	(2,891,322)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,476,367	1,958,172
Distributions to Shareholders:
Distributions from net investment income	(1,377,651)	(1,490,114)
Share Transactions:
Proceeds from sale of shares	2,084,307	2,324,579
Net asset value of shares issued to shareholders in payment of distributions declared	1,377,651	1,490,114
Cost of shares redeemed	(18,940,199)	(14,812,780)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(15,478,241)	(10,998,087)
Change in net assets	(4,379,525)	(10,530,029)
Net Assets:
Beginning of period	62,377,156	72,907,185
End of period (including undistributed net investment income of $1,545,415 and $1,377,361, respectively)	$57,997,631	$62,377,156

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide above-average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for investments in other open-end regulated investment companies, based on net asset value;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its Net Asset Value, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2006, the Fund had net realized gains on futures contracts of $21,623.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2006, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2006, the Fund had a realized loss of $81,690 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2005	--	--
Contracts written	1,515	163,504
Contracts exercised	(223)	(19,250)
Contracts expired	(1,292)	(144,254)
Outstanding at 12/31/2006	--	--

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2006, the Fund had no outstanding securities on loan.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund's Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Fund's Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2006	2005
Shares sold	142,181	176,298
Shares issued to shareholders in payment of distributions declared	98,757	114,889
Shares redeemed	(1,288,263)	(1,126,257)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,047,325)	(835,070)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for losses on options and foreign currency transactions.

For the year ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Losses
$3,707	$(3,707)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$1,377,651	$1,490,114

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,545,416
Unrealized appreciation	$11,298,779
Capital loss carryforward	$(8,742,695)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2006, the cost of investments for federal tax purposes was $46,307,631. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $11,298,935. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,328,470 and net unrealized depreciation from investments for those securities having an excess of cost over value of $29,535.

At December 31, 2006, the Fund had a capital loss carryforward of $8,742,695 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$1,957,691
2010	$6,785,004

The Fund used capital loss carryforwards of $6,869,459 to offset taxable capital gains realized during the year ended December 31, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the adviser voluntarily waived $30,464 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the net fee paid to FAS was 0.209% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financials intermediaries whose customers purchase shares. For the year ended December 31, 2006, the Fund did not incur a distribution services fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended December 31, 2006, the Fund did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2006, the Fund's expenses were reduced by $4,599 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2006, were as follows:

Purchases	$34,064,179
Sales	$46,834,682

7. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

On December 21, 2006, the Trust entered into a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the year ended December 31, 2006, the Fund did not utilize the LOC.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees, upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and the interim period commencing January 1, 2006 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, and other procedures when responses are not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 12, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions : President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED EQUITY INCOME FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2005. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com; select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.). You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Equity Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916801

G00433-09 (2/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Fund for
U.S. Government Securities II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006 [1]	2005	2004	2003		2002
Net Asset Value, Beginning of Period	$11.36	$11.60	$11.77	$11.98		$11.43
Income From Investment Operations:
Net investment income	0.52	0.46	0.45 [2]	0.43	[2]	0.53 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(0.07)	(0.24)	(0.03)	(0.15)		0.46
TOTAL FROM INVESTMENT OPERATIONS	0.45	0.22	0.42	0.28		0.99
Less Distributions:
Distributions from net investment income	(0.47)	(0.46)	(0.53)	(0.43)		(0.44)
Distributions from net realized gain on investments	--	--	(0.06)	(0.06)		--
TOTAL DISTRIBUTIONS	(0.47)	(0.46)	(0.59)	(0.49)		(0.44)
Net Asset Value, End of Period	$11.34	$11.36	$11.60	$11.77		$11.98
Total Return [3]	4.14%	2.03%	3.61%	2.37%		9.05%

Ratios to Average Net Assets:
Net expenses	0.72%	0.72%	0.72%	0.72%		0.72%
Net investment income	4.54%	4.16%	3.91%	3.68%		4.58%
Expense waiver/reimbursement [4]	0.02%	0.01%	0.01%	0.00	% [5]	--
Supplemental Data:
Net assets, end of period (000 omitted)	$407,704	$391,331	$377,368	$405,418		$489,235
Portfolio turnover [6]	109%	92%	60%	70%		82%

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

6 This calculation excludes purchases and sales from dollar roll transactions.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,048.10	$3.72
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.58	$3.67

1 Expenses are equal to the Fund's annualized net expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of the expenses.

Management's Discussion of Fund Performance

The fund's total return for the 12-month reporting period ended December 31, 2006 was 4.14%. The custom index, which consists of a two-thirds/one-third blend of the Lehman Brothers Mortgage-Backed Securities Index and Lehman Brothers Government Index, 1 respectively, returned 4.64%.

The fund's investment strategy focused on: (a) duration strategy; (b) sector allocation; and (c) security selection. 2

MARKET OVERVIEW

During the 12-month reporting period, interest rates increased across the Treasury security maturity spectrum. Specifically, the two-year and ten-year Treasury yields increased 0.41% and 0.31% to 4.81% and 4.70%, respectively.

Mortgage-backed securities (MBS) outperformed relative to similar duration U.S. Treasury securities. A benign prepayment environment coupled with strong demand propelled mortgage-to-Treasury yield spreads to tighter levels. The current coupon Fannie Mae mortgage spread ended the year at 0.92%, a contraction of 0.30%.

Agency debt securities also performed well as strong demand and light issuance drove spreads to tighter levels. For example, the agency-to-Treasury yield spread for Fannie Mae's 5-year Benchmark Notes ended the year at 0.24%, a tightening of 0.14% during the reporting period.

Duration Strategy

Around mid-year, the interest rate outlook moved to a more constructive stance based on the view that the Federal Open Market Committee's tightening cycle was close to, if not completely, finished. As a result, the fund was positioned to benefit from a declining rate environment in the latter half of the reporting period. 3 Interest rates did, in fact, decline in the latter half of the reporting period. Duration strategy positively impacted fund performance.

Sector Allocation

Allocation among sectors--including mortgage-backed securities, Treasurys and agency debt--was adjusted throughout the year based on views of relative value. The strongest conviction centered on MBS, with an expectation that the sector would outperform similar duration Treasury and agency debt. Such out performance was realized as strong demand resulted in tighter spreads and the above-benchmark allocation proved profitable. Sector allocation positively impacted fund performance.

Security Selection

Security selection focused on relative value opportunities in each of the various sectors. While an investment can appear to offer fundamental value, performance may not coincide with such a view over a given time frame. During the course of the year, security selection did not positively impact performance.

1 Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC including GNMA Graduated Payment Mortgages. The Lehman Brothers Government Index includes the Treasury and Agency indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and non-callable agency securities. This includes publicly issued debt of U.S. government agencies, quasi-federal corporation and corporate or foreign debt guaranteed by the U.S. government. Indexes are unmanaged and investments cannot be made in an index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in prices.

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Fund for U.S. Government Securities II (the "Fund") from December 31, 1996 to December 31, 2006, compared to the Lehman Brothers Mortgage-Backed Securities and Lehman Brothers Government Index (LBGM). 2

Average Annual Total Returns for the Period Ended 12/31/2006
1 Year	4.14%
5 Years	4.21%
10 Years	5.42%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all distributions. The LBGM has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBGM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table

At December 31, 2006, the Fund's portfolio composition 1 was as follows:

Type of Investment	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	76.4%
U.S. Government Agency Securities	15.8%
U.S. Treasury Securities	13.1%
Non-Agency Mortgage-Backed Securities	4.4%
Repurchase Agreements--Cash	1.5%
Repurchase Agreements--Collateral [2]	5.4%
Other Assets and Liabilities--Net [3]	(16.6)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Includes repurchase agreements purchased with cash collateral or proceeds received in securities lending and/or dollar roll transactions, as well as cash covering when-issued and delayed delivery transactions.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2006

Principal Amount			Value
		U.S. TREASURY OBLIGATIONS--13.1%
$1,000,000		United States Treasury Bonds, 6.000%, 2/15/2026	$1,133,639
1,700,000		United States Treasury Bonds, 6.125%, 11/15/2027	1,972,984
4,800,000		United States Treasury Bonds, 6.250%, 8/15/2023	5,521,480
3,000,000		United States Treasury Bonds, 7.250%, 5/15/2016	3,565,783
370,000		United States Treasury Bonds, 7.500%, 11/15/2024	483,188
3,050,000		United States Treasury Bonds, 7.625%, 2/15/2025	4,034,492
1,100,000		United States Treasury Bonds, 8.000%, 11/15/2021	1,457,612
3,100,000	[1]	United States Treasury Notes, 3.875%, 5/15/2010	3,021,190
2,500,000		United States Treasury Notes, 4.250%, 8/15/2015	2,418,860
2,000,000		United States Treasury Notes, 4.500%, 2/15/2016	1,967,853
9,000,000	[1]	United States Treasury Notes, 4.625%, 11/15/2009 - 10/31/2011	8,969,508
7,000,000	[1]	United States Treasury Notes, 4.875%, 10/31/2008	7,002,734
2,860,000		United States Treasury Notes, 5.125%, 5/15/2016	2,945,630
8,994,780		U.S. Treasury Inflation Protected Note, 2.500%, 7/15/2016	9,062,485
		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $53,035,135)	53,557,438
		GOVERNMENT AGENCIES--15.8%
4,000,000		Federal Farm Credit System, 4.180%, 9/22/2010	3,894,902
7,000,000		Federal Farm Credit System, 5.150%, 12/6/2010	7,048,114
11,000,000		Federal Farm Credit System, 5.250%, 12/4/2007	11,000,209
4,000,000		Federal Farm Credit System, 5.375%, 7/18/2011	4,063,483
7,300,000		Federal Farm Credit System, 5.750%, 1/18/2011 - 12/7/2028	7,545,134
1,245,000		Federal Farm Credit System, 6.000%, 6/11/2008	1,259,873
3,000,000		Federal Home Loan Bank System, 4.250%, 9/12/2008	2,958,899
3,100,000		Federal Home Loan Bank System, 5.250%, 8/5/2009	3,117,867
750,000		Federal Home Loan Bank System, 6.185%, 5/6/2008	759,844
1,100,000		Federal Home Loan Bank System, 7.125%, 2/15/2030	1,372,219
1,500,000		Federal Home Loan Mortgage Corp., 5.625%, 11/23/2035	1,464,967
72,000		Federal Home Loan Mortgage Corp., 6.750%, 9/15/2029	86,836
1,500,000		Federal National Mortgage Association, 6.000%, 5/15/2008	1,517,022
2,000,000		Tennessee Valley Authority, 4.650%, 6/15/2035	1,841,582
4,000,000		Tennessee Valley Authority, 5.375%, 11/13/2008	4,015,606
1,000,000		Tennessee Valley Authority, 5.625%, 1/18/2011	1,020,935
10,700,000		Tennessee Valley Authority, 6.000%, 3/15/2013	11,282,169
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $64,222,500)	64,249,661
		MORTGAGE-BACKED SECURITIES--62.5%
		Federal Home Loan Mortgage Corp.--30.7%
12,901,838		Federal Home Loan Mortgage Corp., 4.500%, 6/1/2019 - 10/1/2020	12,450,249
38,812,025	[2]	Federal Home Loan Mortgage Corp., 5.000%, 7/1/2019 - 1/1/2037	37,695,087
55,300,724		Federal Home Loan Mortgage Corp., 5.500%, 12/1/2020 - 6/1/2036	54,753,499
15,493,792	[2]	Federal Home Loan Mortgage Corp., 6.000%, 1/1/2014 - 1/1/2037	15,620,054
1,949,372		Federal Home Loan Mortgage Corp., 6.500%, 6/1/2015 - 5/1/2031	2,002,293
Principal Amount			Value
		MORTGAGE-BACKED SECURITIES--continued
		Federal Home Loan Mortgage Corp.--continued
$2,312,054		Federal Home Loan Mortgage Corp., 7.000%, 9/1/2015 - 4/1/2032	$2,384,367
240,401		Federal Home Loan Mortgage Corp., 7.500%, 9/1/2030 - 1/1/2031	249,050
30,685		Federal Home Loan Mortgage Corp., 8.500%, 5/1/2030	32,839
19,005		Federal Home Loan Mortgage Corp., 9.000%, 2/1/2025 - 5/1/2025	20,615
		TOTAL	125,208,053
		Federal National Mortgage Association--22.5%
6,685,626		Federal National Mortgage Association, 4.500%, 12/1/2019 - 9/1/2035	6,360,225
8,581,205		Federal National Mortgage Association, 5.000%, 3/1/2034 - 11/1/2035	8,302,301
28,083,623		Federal National Mortgage Association, 5.500%, 9/1/2034 - 1/1/2036	27,773,580
27,388,897	[2]	Federal National Mortgage Association, 6.000%, 5/1/2014 - 1/1/2037	27,586,911
19,452,703	[2]	Federal National Mortgage Association, 6.500%, 6/1/2029 - 1/1/2037	19,823,418
1,502,852		Federal National Mortgage Association, 7.000%, 3/1/2015 - 4/1/2032	1,551,088
156,559		Federal National Mortgage Association, 7.500%, 5/1/2015 - 8/1/2031	162,290
32,111		Federal National Mortgage Association, 8.000%, 7/1/2030	33,529
		TOTAL	91,593,342
		Government National Mortgage Association--9.3%
27,361,386		Government National Mortgage Association, 5.000%, 7/15/2034 - 4/20/2036	26,550,174
5,829,706		Government National Mortgage Association, 5.500%, 5/20/2035 - 4/20/2036	5,794,511
2,681,782		Government National Mortgage Association, 6.000%, 4/15/2032 - 7/20/2036	2,721,002
2,514,024		Government National Mortgage Association, 6.500%, 12/15/2023 - 5/15/2032	2,587,547
123,756		Government National Mortgage Association, 7.500%, 10/15/2026 - 3/20/2030	129,055
179,602		Government National Mortgage Association, 8.000%, 12/15/2029 - 4/15/2030	188,119
60,671		Government National Mortgage Association, 9.500%, 11/15/2016	66,693
		TOTAL	38,037,101
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $251,730,261)	254,838,496
		COLLATERALIZED MORTGAGE OBLIGATIONS--15.4%
3,656,629		CS First Boston Mortgage Securities Corp, 2005-7, Class 4A3, 5.000%, 8/25/2020	3,570,642
3,560,459		Federal Home Loan Mortgage Corp. REMIC 3076 NM, 7.500%, 4/15/2033	3,707,240
7,779,648		Federal Home Loan Mortgage Corp. REMIC 3144 FB, 5.700%, 4/15/2036	7,807,697
5,777,586		Federal Home Loan Mortgage Corp. REMIC 3175 FE, 5.660%, 6/15/2036	5,793,706
1,945,934		Federal Home Loan Mortgage Corp. REMIC 3206 FE, 5.750%, 8/15/2036	1,955,253
1,251,357		Federal National Mortgage Association REMIC 2005-63 FC, 5.600%, 10/25/2031	1,252,244
1,662,395		Federal National Mortgage Association REMIC 2006-43 FL, 5.750%, 6/25/2036	1,674,065
5,672,332		Federal National Mortgage Association REMIC 2006-58 FP, 5.650%, 7/25/2036	5,695,377
6,816,351		Federal National Mortgage Association REMIC 2006-81 FB, 5.700%, 9/25/2036	6,860,553
7,255,957		Federal National Mortgage Association REMIC 2006-85 PF, 5.730%, 9/25/2036	7,293,832
2,392,525		Federal National Mortgage Association REMIC 2006-93 FM, 5.730%, 10/25/2036	2,391,937
446,020		Federal National Mortgage Association REMIC 361 1, 0.000%, 10/1/2035	363,929
2,062,219		First Horizon Alternative Mortgage Securities 2005-FA7, Class 2A1, 5.000%, 9/25/2020	2,013,641
2,425,222		First Horizon Asset Securities, Inc. 2006-1, Class 2A1, 5.250%, 5/25/2021	2,387,609
3,895,891		First Horizon Mortgage Pass-Through Trust 2004-AR6, Class 4A1, 5.576%, 11/25/2034	3,869,893
2,733,797		Harborview Mortgage Loan Trust 2006-4, Class 2A1A, 5.550%, 8/7/2011	2,734,753
3,537,959		Washington Mutual 2006-AR1, Class 2A1B, 5.897%, 1/25/2046	3,544,557
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $62,852,315)	62,916,928
Principal Amount			Value
		ADJUSTABLE RATE MORTGAGES--2.9%
$11,637,517		Federal Home Loan Mortgage Corp. ARM, 5.714%, 9/1/2036 (IDENTIFIED COST $11,662,974)	$11,675,333
		REPURCHASE AGREEMENTS--6.9%
8,537,000		Interest in $3,000,000,000 joint repurchase agreement 5.33%, dated 12/29/2006 under which ABN Amro Bank NV, New York will repurchase a U.S. Treasury security and U.S. Government Agency securities with various maturities to 6/1/2035 for $3,001,776,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $3,060,000,837 (purchased with proceeds from securities lending collateral).	8,537,000
9,000,000		Interest in $2,800,000,000 joint repurchase agreement 5.33%, dated 12/29/2006 under which Bank of America, N.A. will repurchase U.S. Government Agency securities with various maturities to 6/1/2035 for $2,801,658,222 on 1/2/2007. The market value of the underlying securities at the end of the period was $2,857,691,387 (purchased with proceeds from securities lending collateral).	9,000,000
3,000,000	[3]	Interest in $23,000,000 joint repurchase agreement 5.27%, dated 12/18/2006 under which Banc of America Securities LLC will repurchase a U.S. Government Agency security maturing on 3/1/2035 for $23,101,008 on 1/17/2007. The market value of the underlying security at the end of the period was $23,511,515 (segregated pending settlement of dollar-roll transactions).	3,000,000
1,651,000	[3]	Interest in $186,329,000 joint repurchase agreement 5.27%, dated 12/12/2006 under which Credit Suisse First Boston LLC will repurchase a U.S. Treasury security and U.S. Government Agency securities with various maturities to 8/16/2043 for $187,147,295 on 1/11/2007. The market value of the underlying securities at the end of the period was $192,587,121 (segregated pending settlement of dollar-roll transactions).	1,651,000
5,890,000		Interest in $1,500,000,000 joint repurchase agreement 5.35%, dated 12/29/2006 under which Goldman Sachs & Co. will repurchase U.S. Government Agency securities with various maturities to 11/25/2036 for $1,500,891,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $1,533,551,251.	5,890,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	28,078,000
		TOTAL INVESTMENTS--116.6% (IDENTIFIED COST $471,581,185) [4]	475,315,856
		OTHER ASSETS AND LIABILITIES - NET--(16.6)%	(67,612,138)
		TOTAL NET ASSETS--100%	$407,703,718

1 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

2 All or a portion of these securities are subject to dollar-roll transactions.

3 Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven-days' notice.

4 The cost of investments for federal tax purposes amounts to $470,806,057.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronyms are used throughout this portfolio:

ARM	--Adjustable Rate Mortgages
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Total investments in securities, at value including $16,902,224 of securities loaned (identified cost $471,581,185)		$475,315,856
Cash		650
Income receivable		2,960,997
Receivable for shares sold		278,166
TOTAL ASSETS		478,555,669
Liabilities:
Payable for investments purchased	$53,034,723
Payable for shares redeemed	254,682
Payable for collateral due to broker	17,537,000
Accrued expenses	25,546
TOTAL LIABILITIES		70,851,951
Net assets for 35,942,856 shares outstanding		$407,703,718
Net Assets Consist of:
Paid-in capital		$393,553,643
Net unrealized appreciation of investments		3,734,671
Accumulated net realized loss on investments and futures contracts		(7,938,997)
Undistributed net investment income		18,354,401
TOTAL NET ASSETS		$407,703,718
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$407,703,718 ÷ 35,942,856 shares outstanding, no par value, unlimited shares authorized		$11.34

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2006

Investment Income:
Interest (including income on securities loaned of $54,553)			$20,891,479
Expenses:
Investment adviser fee (Note 5)		$2,379,678
Administrative personnel and services fee (Note 5)		315,505
Custodian fees		36,204
Transfer and dividend disbursing agent fees and expenses		19,080
Directors'/Trustees' fees		4,675
Auditing fees		27,329
Legal fees		6,836
Portfolio accounting fees		97,781
Printing and postage		52,976
Insurance premiums		8,033
Miscellaneous		1,835
TOTAL EXPENSES		2,949,932
Waivers (Note 5):
Waiver of investment adviser fee	$(61,742)
Waiver of administrative personnel and services fee	(13,286)
TOTAL WAIVERS		(75,028)
Net expenses			2,874,904
Net investment income			18,016,575
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(5,145,977)
Net realized gain on futures contracts			3,903
Net change in unrealized appreciation of investments			3,569,217
Net realized and unrealized loss on investments and futures contracts			(1,572,857)
Change in net assets resulting from operations			$16,443,718

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,016,575	$15,909,349
Net realized loss on investments and futures contracts	(5,142,074)	(788,108)
Net change in unrealized appreciation/depreciation of investments	3,569,217	(7,553,082)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	16,443,718	7,568,159
Distributions to Shareholders:
Distributions from net investment income	(16,260,034)	(15,049,579)
Share Transactions:
Proceeds from sale of shares	75,662,379	84,799,534
Net asset value of shares issued to shareholders in payment of distributions declared	16,260,034	15,049,579
Cost of shares redeemed	(75,732,959)	(78,405,280)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	16,189,454	21,443,833
Change in net assets	16,373,138	13,962,413
Net Assets:
Beginning of period	391,330,580	377,368,167
End of period (including undistributed net investment income of $18,354,401 and $15,908,090, respectively)	$407,703,718	$391,330,580

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for investments in other open-end regulated investment companies, based on net asset value;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to received less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under the such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBA securities on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Futures Contracts

The Fund may purchase bond interest rate futures contracts to manage cashflows, enhance yield manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2006, the Fund had net realized gains of $3,903 on futures contracts.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Dollar Roll Transactions

The Fund enters into dollar roll transactions with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions, which are treated as purchase and sales, will not exceed 12 months. The Fund will use the proceeds generated from the transaction to invest in short-term investments or mortgage-backed securities which may enhance the Fund's current yield and total return.

Securities Lending

The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2006, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$16,902,224	$17,537,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2006	2005
Shares sold	6,809,881	7,488,668
Shares issued to shareholders in payment of distributions declared	1,494,488	1,358,265
Shares redeemed	(6,821,295)	(6,918,482)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,483,074	1,928,451

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dollar roll transactions.

For the year ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses
$(2)	$689,770	$(689,768)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005 was as follows:

	2006	2005
Ordinary income [1]	$16,260,034	$15,049,579

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$18,354,401
Net unrealized appreciation	$4,509,799
Capital loss carryforward	$(8,714,125)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for dollar roll transactions.

At December 31, 2006, the cost of investments for federal tax purposes was $470,806,057. The net unrealized appreciation of investments for federal tax purposes was $4,509,799. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,401,432 and net unrealized depreciation from investments for those securities having an excess of cost over value of $891,633.

At December 31, 2006, the Fund had a capital loss carryforward of $8,714,125 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2012	$1,312,279
2013	$1,086,530
2014	$6,315,316

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the Adviser voluntarily waived $61,742 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended December 31, 2006, the Fund's Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended December 31, 2006, were as follows:

Purchases	$18,074,133
Sales	$10,277,875

7. LINE OF CREDIT

For December 21, 2006 the Trust entered into a $150,000,000 unsecured, uncommitted discretionary line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the year ended December 31, 2006, the Fund did not utilize the LOC.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees , upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and the interim period commencing January 1, 2006 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund For U.S. Government Securities II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, and other procedures when responses are not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Fund For U.S. Government Securities II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator, National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions : President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Fund forU.S. Government Securities II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916207

G00846-01

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006	[1]	2005		2004		2003		2002
Net Asset Value, Beginning of Period	$7.74		$8.20		$7.99		$7.08		$7.72
Income From Investment Operations:
Net investment income	0.58	[2]	0.57	[2]	0.58	[2]	0.59	[2]	0.67 [2]
Net realized and unrealized gain (loss) on investments	0.20		(0.37)		0.21		0.89		(0.55)
TOTAL FROM INVESTMENT OPERATIONS	0.78		0.20		0.79		1.48		0.12
Less Distributions:
Distributions from net investment income	(0.67)		(0.66)		(0.58)		(0.57)		(0.76)
Net Asset Value, End of Period	$7.85		$7.74		$8.20		$7.99		$7.08
Total Return [3]	10.80%		2.66%		10.46%		22.22%		1.39%

Ratios to Average Net Assets:
Net expenses	0.77%		0.75%		0.74%		0.75%		0.77%
Net investment income	7.66%		7.40%		7.44%		7.95%		9.30%
Expense waiver/reimbursement [4]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.00	% [5]	--
Supplemental Data:
Net assets, end of period (000 omitted)	$236,432		$248,538		$311,095		$324,216		$231,305
Portfolio turnover	38%		33%		55%		53%		40%

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006	[1]	2005		2004		2003		2002
Net Asset Value, Beginning of Period	$7.70		$8.17		$7.97		$7.08		$7.72
Income From Investment Operations:
Net investment income	0.56	[2]	0.55	[2]	0.56	[2]	0.57	[2]	0.63 [2]
Net realized and unrealized gain (loss) on investments	0.20		(0.38)		0.20		0.88		(0.51)
TOTAL FROM INVESTMENT OPERATIONS	0.76		0.17		0.76		1.45		0.12
Less Distributions:
Distributions from net investment income	(0.65)		(0.64)		(0.56)		(0.56)		(0.76)
Net Asset Value, End of Period	$7.81		$7.70		$8.17		$7.97		$7.08
Total Return [3]	10.57%		2.27%		10.16%		21.79%		1.36%

Ratios to Average Net Assets:
Net expenses	1.02%		1.00%		0.99%		1.00%		1.00%
Net investment income	7.42%		7.14%		7.19%		7.66%		9.03%
Expense waiver/reimbursement [4]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$97,175		$89,627		$111,572		$97,600		$51,062
Portfolio turnover	38%		33%		55%		53%		40%

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$1,076.80	$4.03
Service Shares	$1,000	$1,074.30	$5.33
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.32	$3.92
Service Shares	$1,000	$1,020.06	$5.19

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.77%
Service Shares	1.02%

Management's Discussion of Fund Performance

The fund's total return for the 12-month reporting period was 10.80% for the Primary Shares and 10.57% for the Service Shares. The total return of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI), 1 a broad-based securities market index, was 10.76% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the LBHY2%ICI.

For purposes of the following, the discussion will focus on the performance of the fund's Primary Shares.

HIGH-YIELD MARKET OVERVIEW

The high-yield market delivered attractive returns relative to most other domestic fixed-income asset classes over the reporting period. The main factor driving the high-yield market's attractive performance was continued solid growth in the United States economy. This occurred despite considerably economic uncertainty relating to hurricane induced high energy prices at the beginning of the reporting period and later by weakness in the housing market. This solid economic performance led to attractive corporate earnings growth and lower perceived credit risk.

Low default rates during the reporting period helped the high-yield market. The 2006 calendar year has seen very little default activity and, while final numbers are not yet available, is expected to record the first sub 1% par value default rate since 1984. 2 The 2006 default rate will be considerably lower than the 3.37% recorded in 2005 and the average of 3.56% recorded between 1978 and 2005. This lower default rate is a by product of the solid economy and a very generous financing environment characterized by strong demand for high-yield bonds.

The high-yield market also benefited from strong returns in the equity markets especially in the second half of the reporting period. Strong equity returns bolstered confidence that the slow down in economic growth in the second half of the reporting period was a healthy mid cycle slowdown and not something more ominous.

Also working to the market's advantage was the Federal Reserve Board's (the "Fed") decision to pause its lifting of the Federal Funds Target Rate after 17 consecutive increases dating back to June 30, 2004. This pause, and the market's interpretation that the next move may be a decrease, bolstered investor's confidence that the Fed would not overshoot its goal of combating inflation and choke off the economic expansion. 3

Finally, a substantial amount of new issue supply was met with seemingly insatiable demand as investors reached for additional yield in response to the low default, low volatility environment. These factors led to declining credit spreads. For example, the spread between the Credit Suisse High Yield Bond Index 4 and comparable Treasury's decreased from 3.88% on December 31, 2005 to 3.18% on December 31, 2006.

Within the high-yield market, higher levels of risk were clearly rewarded as the lower quality CCC-rated sector of the market returned 17.93% while the B-rated sector returned 10.22% and the BB-rated sector returned 8.09%. 5 .. From an industry sector standpoint, the Automotive, Media-Cable, Consumer Products, Retail and Building Material sectors substantially outperformed the LBHY2%ICI. The Health Care, Energy, Lodging, Gaming, Food & Beverage and Home Construction sectors substantially underperformed the LBHY2%ICI.

1 The LBHY2%ICI is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index (LCHYI). The LCHYI is an index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity. The index is unmanaged, and unlike the fund, is not affected by cashflows. Investments cannot be made directly in an index.

2 Source: Altman High Yield Bond Default and Return Report.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

4 Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the fund, is not affected by cashflows.

5 High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and high risk of default.

Fund Performance:

The fund outperformed the LBHY2%ICI for the reporting period. Compared to the LBHY2%ICI, overall security selection positively impacted performance. This was especially true in the Automotive, Chemicals, Food and Beverage, Healthcare, Media--non Cable, Industrial--other and Retail industry sectors. The fund also benefited from having an underweight position in the weaker performing Energy and Electric Utility sectors. The fund's performance was also aided by an overweight position in the lower quality CCC-rated sector and an underweight position in the higher quality BB-rated sector. Specific fund holdings that outperformed the LBHY2%ICI included: General Nutrition Centers , General Motors Corp. including General Motors Acceptance Corp. , Advanced Accessories Systems , a supplier of auto parts, Stanadyne Holdings , a parts supplier for heavy-duty vehicles, CDRV Investors , a laboratory equipment distributor, Doane Pet Food and Charter Communications , a multiple system cable operator.

The fund's performance was negatively impacted by an underweight and poor security selection in the Media--Cable sector and by an overweight position in the Food & Beverage sector. Specific fund holdings that substantially underperformed the LBHY2%ICI included: Magnachip Semiconductor , HCA Inc. , a large owner of for profit hospitals, 155 East Tropicana LLC , a Las Vegas casino operator, Abitibi Consolidated , a large forest product company, Covalence Specialty , a plastic packaging company, and Eurofresh Inc. , a grower and marketer of tomatoes and Stations Casinos ..

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund II - Primary Shares (the "Fund") from December 31, 1996 to December 31, 2006, compared to the Lipper High Current Yield VA Funds Average (LHCYFA), 2 and the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI).

Average Annual Total Returns for the Period Ended 12/31/2006
1 Year	10.80%
5 Years	9.26%
10 Years	5.56%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LHCYFA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in a Fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund II - Service Shares (the "Fund") from April 28, 2000 to December 31, 2006, compared to the Lipper High Current Yield VA Funds Average (LHCYFA) 2 and the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI).

Average Annual Total Returns for the Period Ended 12/31/2006
1 Year	10.57%
5 Years	8.99%
Start of Performance (4/28/2000)	5.87%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LHCYFA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2006, the Fund's index classification 1 was as follows:

Index Classification	Percentage of Total Net Assets
Media--Non-cable	10.0%
Health Care	7.6%
Industrial--Other	6.3%
Chemicals	5.8%
Gaming	5.8%
Utility--Natural Gas	5.8%
Consumer Products	5.0%
Food & Beverage	4.9%
Utility--Electric	4.7%
Technology	4.6%
Other [2]	34.2%
Cash Equivalents [3]	2.9%
Other Assets and Liabilities--Net [4]	2.4%
TOTAL	100.0%

1 Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI). Individual portfolio securities that are not included in the LBHY2%ICI are assigned to an index classification by the Fund's adviser.

2 For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Portfolio of Investments

December 31, 2006

Principal Amount			Value
		ASSET-BACKED SECURITIES--0.7%
		Diversified--0.7%
$2,280,000	[1,2]	Trains HY-2006-1, Class A, 7.548%, 5/1/2016 (IDENTIFIED COST $2,245,800)	$2,330,566
		CORPORATE BONDS--93.6%
		Aerospace/Defense--1.6%
1,125,000		Alliant Techsystems, Inc., Sr. Sub. Note, 6.75%, 4/1/2016	1,127,812
325,000	[3]	Condor Systems, Inc., Sr. Sub. Note, Series B, 11.875%, 5/1/2009	227
1,025,000		DRS Technologies, Inc., Sr. Note, 6.625%, 2/1/2016	1,037,812
725,000		K&F Acquisition, Inc., Sr. Sub. Note, 7.75%, 11/15/2014	750,375
2,550,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	2,505,375
		TOTAL	5,421,601
		Automotive--3.4%
850,000		Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	673,625
1,200,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	948,000
1,675,000		Ford Motor Credit Co., Floating Rate Note - Sr. Note, 8.11%, 1/13/2012	1,661,826
1,450,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	1,421,360
450,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	481,731
1,000,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	989,819
650,000		General Motors Corp., Deb., 7.40%, 9/1/2025	552,500
425,000		General Motors Corp., Note, 7.125%, 7/15/2013	401,625
1,025,000		General Motors Corp., Note, 8.375%, 7/15/2033	953,250
300,000		TRW Automotive, Inc., Sr. Note, 9.375%, 2/15/2013	323,250
875,000		TRW Automotive, Inc., Sr. Sub. Note, 11.00%, 2/15/2013	963,594
600,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	615,000
1,150,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	1,196,000
		TOTAL	11,181,580
		Building Materials--1.6%
525,000		Collins & Aikman Floorcoverings, Inc., Company Guarantee, 9.75%, 2/15/2010	539,437
341,000		Goodman Global Holdings, Inc., Floating Rate Note, Series B, 8.36%, 6/15/2012	346,967
325,000		Goodman Global Holdings, Inc., Sr. Sub. Note, 7.875%, 12/15/2012	320,937
700,000		Norcraft Cos. LLC, Sr. Sub. Note, Series WI, 9.00%, 11/1/2011	728,000
1,425,000		Norcraft Holdings LP, Sr. Disc. Note, 0/9.75%, 9/1/2012	1,211,250
450,000		Nortek Holdings, Inc., Sr. Disc. Note, 0/10.75%, 3/1/2014	317,250
500,000		Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	492,500
1,100,000	[1,2]	Panolam Industries International, Inc., Sr. Sub. Note, 10.75%, 10/1/2013	1,163,250
225,000		Texas Industries, Inc., Sr. Note, 7.25%, 7/15/2013	229,500
		TOTAL	5,349,091
		Chemicals--5.8%
825,000		Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	798,187
1,200,000		Compass Minerals International, Inc., Sr. Disc. Note, 0/12.00%, 6/1/2013	1,149,000
875,000		Compass Minerals International, Inc., Sr. Disc. Note, 0/12.75%, 12/15/2012	868,437
2,086,000		Crystal US Holdings, Sr. Disc. Note, 10/1/2014	1,804,390
1,034,000		Crystal US Holdings, Sr. Sub. Note, 9.625%, 6/15/2014	1,147,740
Principal Amount			Value
		CORPORATE BONDS--continued
		Chemicals--continued
$625,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	$667,187
1,650,000	[1,2]	Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	1,680,937
1,275,000	[1,2]	Invista, Unit, 9.25%, 5/1/2012	1,373,812
604,000		Koppers, Inc., Sr. Secd. Note, 9.875%, 10/15/2013	659,870
525,000		Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	537,469
1,750,000		Lyondell Chemical Co., Sr. Unsecd. Note, 8.25%, 9/15/2016	1,846,250
300,000	[1,2]	Mosaic Co./The, Sr. Note, 7.375%, 12/1/2014	309,375
675,000	[1,2]	Mosaic Co./The, Sr. Note, 7.625%, 12/1/2016	702,844
664,000		Nalco Co., Sr. Disc. Note, 0/9.00%, 2/1/2014	541,160
1,400,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	1,489,250
1,600,000	[1,2]	Nell AF SARL, Sr. Note, 8.375%, 8/15/2015	1,652,000
975,000		PQ Corp., Sr. Sub. Note, Series WI, 7.50%, 2/15/2013	965,250
650,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	694,545
325,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	353,079
		TOTAL	19,240,782
		Construction Machinery--0.3%
925,000		Case New Holland, Sr. Note, 9.25%, 8/1/2011	983,969
975,000	[3,4]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	0
		TOTAL	983,969
		Consumer Products--5.0%
1,275,000		AAC Group Holding Corp., Sr. Disc. Note, 0/10.25%, 10/1/2012	1,122,000
467,371		AAC Group Holding Corp., Sr. PIK Deb., Series WI, 12.75%, 10/1/2012	500,087
1,175,000		Alltrista Corp., Unsecd. Note, 9.75%, 5/1/2012	1,248,437
350,000		American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	360,062
1,100,000		American Greetings Corp., Sr. Note, 7.375%, 6/1/2016	1,135,750
1,450,000		Church and Dwight, Inc., Sr. Sub. Note, 6.00%, 12/15/2012	1,424,625
200,000	[1,3]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	0
250,000	[1,3]	Diamond Brands, Inc., Sr. Disc. Deb., 12.875%, 4/15/2009	0
2,325,000		Jostens Holding Corp., Discount Bond, 0/10.25%, 12/1/2013	2,063,437
1,500,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	1,526,250
675,000		Leiner Health Products, Unsecd. Note, 11.00%, 6/1/2012	702,000
1,425,000		Playtex Products, Inc., Company Guarantee, 9.375%, 6/1/2011	1,492,687
275,000		Rayovac Corp., Sr. Sub. Note, 8.50%, 10/1/2013	258,500
625,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	656,250
1,599,000		Spectrum Brands, Inc., Sr. Sub. Note, 7.375%, 2/1/2015	1,391,130
1,425,000		True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	1,246,875
1,375,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	1,423,125
		TOTAL	16,551,215
		Energy--2.4%
1,025,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	1,014,750
1,175,000		Chesapeake Energy Corp., Company Guarantee, 6.875%, 11/15/2020	1,160,312
1,375,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	1,438,594
650,000	[1,2]	Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	669,500
275,000		Grant Prideco, Inc., Sr. Unsecd. Note, Series B, 6.125%, 8/15/2015	269,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Energy--continued
$600,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 9.00%, 6/1/2016	$637,500
1,125,000		Pioneer Natural Resources, Inc., Bond, 6.875%, 5/1/2018	1,093,383
650,000		Range Resources Corp., Sr. Sub. Note, 6.375%, 3/15/2015	637,000
350,000		Range Resources Corp., Sr. Sub. Note, 7.375%, 7/15/2013	360,500
650,000		Range Resources Corp., Sr. Sub. Note, 7.50%, 5/15/2016	669,500
		TOTAL	7,950,539
		Entertainment--1.6%
600,000		AMC Entertainment, Inc., Sr. Sub. Note, 9.875%, 2/1/2012	633,000
750,000		Cinemark USA, Sr. Sub. Note, 9.00%, 2/1/2013	798,750
2,000,000		Cinemark, Inc., Sr. Disc. Note, 0/9.75%, 3/15/2014	1,727,500
775,000	[1,2]	Hard Rock Park Operations LLC, Sr. Secd. Note, 10.12%, 4/1/2012	778,875
1,300,000		Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	1,399,125
		TOTAL	5,337,250
		Environmental--1.0%
1,400,000		Allied Waste North America, Inc., Company Guarantee, Series B, 9.25%, 9/1/2012	1,494,500
1,450,000		Allied Waste North America, Inc., Note, Series B, 7.125%, 5/15/2016	1,442,750
488,000		Clean Harbors, Inc., Sr. Secd. Note, 11.25%, 7/15/2012	545,642
		TOTAL	3,482,892
		Financial Institutions--1.6%
2,300,000		General Motors Acceptance Corp., 6.875%, 9/15/2011	2,361,454
2,550,000		General Motors Acceptance Corp., 8.00%, 11/1/2031	2,936,073
		TOTAL	5,297,527
		Food & Beverage--4.9%
2,150,000		ASG Consolidated LLC, Sr. Disc. Note, 0/11.50%, 11/1/2011	1,924,250
1,025,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	1,040,375
950,000		Constellation Brands, Inc., Company Guarantee, Series B, 8.00%, 2/15/2008	976,125
325,000		Constellation Brands, Inc., Sr. Note, 7.25%, 9/1/2016	335,562
925,000		Cott Beverages, Inc., Company Guarantee, 8.00%, 12/15/2011	948,125
1,450,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	1,471,750
1,825,000		Del Monte Corp., Sr. Sub. Note, 6.75%, 2/15/2015	1,815,875
525,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	385,875
1,100,000	[1,2]	Eurofresh, Inc., Sr. Note, 11.50%, 1/15/2013	1,025,750
1,300,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	1,355,250
900,000	[1,2]	Nutro Products, Inc., Sr. Sub. Note, 10.75%, 4/15/2014	987,750
1,075,000		Pierre Foods, Inc., Sr. Sub. Note, 9.875%, 7/15/2012	1,112,625
425,000		Pilgrim's Pride Corp., Sr. Sub. Note, 9.25%, 11/15/2013	445,187
1,425,000		Reddy Ice Group, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2012	1,289,625
1,125,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	1,170,000
		TOTAL	16,284,124
		Gaming--5.8%
1,000,000		155 East Tropicana LLC, Sr. Secd. Note, 8.75%, 4/1/2012	865,000
900,000		Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/2012	945,000
1,200,000	[1,2]	Galaxy Entertainment Finance Co. Ltd., Company Guarantee, 9.875%, 12/15/2012	1,291,500
550,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	580,250
Principal Amount			Value
		CORPORATE BONDS--continued
		Gaming--continued
$675,000		Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	$648,000
650,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	663,000
1,275,000		MGM Mirage, Sr. Note, 5.875%, 2/27/2014	1,185,750
625,000		MGM Mirage, Sr. Sub. Note, 8.375%, 2/1/2011	651,562
1,550,000		MGM Mirage, Sr. Sub. Note, 9.75%, 6/1/2007	1,577,125
1,050,000		MTR Gaming Group, Inc., Company Guarantee, Series B, 9.75%, 4/1/2010	1,113,000
375,000	[1,2]	MTR Gaming Group, Inc., Sr. Sub. Note, 9.00%, 6/1/2012	386,250
1,175,000		Mandalay Resort Group, Sr. Sub. Note, 10.25%, 8/1/2007	1,208,781
1,100,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	1,182,500
2,025,000		Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	2,121,187
850,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	837,250
825,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	851,812
275,000		Station Casinos, Inc., Sr. Note, 6.00%, 4/1/2012	262,281
500,000		Station Casinos, Inc., Sr. Note, 7.75%, 8/15/2016	506,250
850,000		Station Casinos, Inc., Sr. Sub. Note, 6.50%, 2/1/2014	759,687
675,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	702,000
975,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	973,781
		TOTAL	19,311,966
		Health Care--7.6%
525,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	570,937
950,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	990,375
1,850,000		AmeriPath, Inc., Company Guarantee, 10.50%, 4/1/2013	2,011,875
675,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	656,437
3,050,000		CDRV Investors, Inc., Sr. Disc. Note, 0/9.625%, 1/1/2015	2,379,000
1,175,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	1,269,000
675,000		Concentra Operating Corp., Sr. Sub. Note, 9.50%, 8/15/2010	712,125
1,375,000		Fisher Scientific International, Inc., Sr. Sub. Note, 6.125%, 7/1/2015	1,364,647
1,375,000		HCA, Inc., Sr. Note, 6.375%, 1/15/2015	1,168,750
975,000		HCA, Inc., Sr. Note, 6.75%, 7/15/2013	877,500
1,175,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	963,500
2,050,000	[1,2]	HCA, Inc., Sr. Secd. 2nd Priority Note, 9.25%, 11/15/2016	2,201,187
2,150,000	[1,2]	HCA, Inc., Sr. Secd. 2nd Priority Note, 9.625%, 11/15/2016	2,316,625
925,000	[1,2]	National Mentor, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	987,437
1,000,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	992,500
1,150,000		Psychiatric Solutions, Inc., Sr. Sub. Note, 7.75%, 7/15/2015	1,152,875
1,050,000		VWR International, Inc., Sr. Sub. Note, 8.00%, 4/15/2014	1,086,750
975,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	992,062
600,000		Ventas Realty LP, Sr. Note, 6.50%, 6/1/2016	618,000
1,225,000		Ventas Realty LP, Sr. Note, 6.625%, 10/15/2014	1,258,687
225,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	233,437
375,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	395,625
		TOTAL	25,199,331
Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial - Other--6.3%
$1,825,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	$1,802,187
700,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	663,250
750,000	[1,2]	Amsted Industries, Inc., Sr. Note, 10.25%, 10/15/2011	806,250
1,375,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	1,417,969
1,475,000		Brand Services, Inc., Company Guarantee, 12.00%, 10/15/2012	1,634,861
725,000		Da-Lite Screen Co., Inc., Sr. Note, 9.50%, 5/15/2011	757,625
325,000	[1,2]	ESCO Corp., Floating Rate Note - Sr. Note, 9.235%, 12/15/2013	331,500
300,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	309,750
1,250,000	[1,2]	Education Management LLC, Sr. Sub. Note, 10.25%, 6/1/2016	1,328,125
850,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	852,125
925,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	955,062
1,875,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	1,804,687
650,000	[1,2]	Mobile Services Group, Inc./Mobile Storage Group, Inc., Sr. Note, 9.75%, 8/1/2014	682,500
325,000		Mueller Group, Inc., Sr. Sub. Note, 10.00%, 5/1/2012	355,063
1,150,000		Norcross Safety Products, Sr. Sub. Note, Series B, 9.875%, 8/15/2011	1,230,500
775,000	[1,2]	Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	804,063
1,145,446		Safety Products Holdings, Inc., Sr. Note, Series B, 11.75%, 1/1/2012	1,237,082
875,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	879,375
925,000		Stanadyne Corp., Sr. Sub. Note, 10.00%, 8/15/2014	955,063
625,000		Stanadyne Holdings, Inc., Sr. Disc. Note, 0/12%, 2/15/2015	428,125
950,000		Superior Essex Communications LLC, Sr. Note, 9.00%, 4/15/2012	992,750
800,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	797,000
		TOTAL	21,024,912
		Lodging--1.3%
650,000		Gaylord Entertainment Co., Sr. Note, 6.75%, 11/15/2014	648,375
475,000		Host Marriott LP, Note, Series Q, 6.75%, 6/1/2016	477,969
600,000	[1,2]	Host Marriott LP, Sr. Note, 6.875%, 11/1/2014	610,500
1,300,000		Host Marriott LP, Unsecd. Note, 7.125%, 11/1/2013	1,335,750
800,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.00%, 6/15/2013	818,271
275,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.25%, 6/15/2016	281,279
		TOTAL	4,172,144
		Media - Cable--2.3%
643,000		CCH I LLC, Sr. Disc. Note, 11.00%, 10/1/2015	663,094
300,000		CSC Holdings, Inc., Sr. Deb., 8.125%, 8/15/2009	312,375
500,000		CSC Holdings, Inc., Sr. Note, 7.25%, 7/15/2008	506,875
575,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	583,625
500,000		Charter Communications Holdings II, Company Guarantee, 10.25%, 10/1/2013	535,000
2,075,000		Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	2,181,344
2,200,000		Kabel Deutschland GMBH, Company Guarantee, 10.625%, 7/1/2014	2,450,250
450,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	442,125
		TOTAL	7,674,688
		Media - Non-Cable--10.0%
1,150,000		Advanstar Communications, Company Guarantee, Series B, 12.00%, 2/15/2011	1,207,500
575,000		Advanstar, Inc., Company Guarantee, Series B, 15.00%, 10/15/2011	599,438
1,188,033		Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	1,176,153
Principal Amount			Value
		CORPORATE BONDS--continued
		Media - Non-Cable--continued
$425,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	$422,875
1,600,000		CBD Media Holdings, Sr. Note, 9.25%, 7/15/2012	1,674,000
325,000		CBD Media LLC, Sr. Sub. Note, 8.625%, 6/1/2011	334,750
450,000		DIRECTV Holdings LLC, Sr. Note, 6.375%, 6/15/2015	433,688
1,251,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	1,307,295
2,022,000		Dex Media West LLC, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	2,214,090
1,800,000		Echostar DBS Corp., Sr. Note, 5.75%, 10/1/2008	1,797,750
1,450,000	[1,2]	Idearc, Inc., Sr. Note, 8.00%, 11/15/2016	1,479,000
3,025,000	[1,2]	Intelsat Bermuda Ltd., Sr. Note, 11.25%, 6/15/2016	3,335,063
2,175,000		Intelsat Intermediate Holding Co. Ltd., Sr. Disc. Note, 0/9.25%, 2/1/2015	1,663,875
800,000		Intelsat Subsidiary Holding Co. Ltd., Sr. Note, 8.625%, 1/15/2015	836,000
200,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	199,250
725,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	722,281
725,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	742,219
400,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	421,000
375,000	[1,2]	Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, 10.00%, 8/1/2014	408,281
812,000		PanAmSat Corp., Sr. Note, 9.00%, 8/15/2014	861,735
575,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	590,094
1,225,000		R. H. Donnelly Finance Corp., Sr. Sub. Note, 10.875%, 12/15/2012	1,341,375
950,000		R.H. Donnelley Corp., Sr. Disc. Note, Series A-2, 6.875%, 1/15/2013	915,563
525,000		R.H. Donnelley Corp., Sr. Disc. Note, Series W1, 6.875%, 1/15/2013	505,969
1,000,000		R.H. Donnelley Corp., Sr. Note, Series A-3, 8.875%, 1/15/2016	1,055,000
1,000,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	1,116,250
825,000		Readers Digest Association, Inc., Sr. Note, 6.50%, 3/1/2011	851,813
650,000		Sirius Satellite Radio, Inc., Sr. Unsecd. Note, 9.625%, 8/1/2013	642,688
1,200,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	1,254,000
1,800,000	[1,2]	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	1,860,750
1,325,000		XM Satellite Radio, Inc., Sr. Note, 9.75%, 5/1/2014	1,331,625
160,819		Ziff Davis Media, Inc., Company Guarantee, Series B, 12.00%, 8/12/2009	89,255
		TOTAL	33,390,625
		Metals & Mining--0.8%
750,000	[1,2]	Aleris International, Inc., Sr. Note, 9.00%, 12/15/2014	757,500
625,000	[1,2]	Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	629,688
1,325,000	[1,2]	Novelis, Inc., Sr. Note, 8.25%, 2/15/2015	1,288,563
625,000	[3]	Republic Technologies International, Inc., Company Guarantee, 13.75%, 7/15/2009	0
		TOTAL	2,675,751
		Packaging--2.1%
1,500,000		Ball Corp., Sr. Note, 6.625%, 3/15/2018	1,496,250
650,000	[1,2]	Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	663,000
600,000	[1,2]	Covalence Specialty Materials Corp., Sr. Sub. Note, 10.25%, 3/1/2016	552,000
1,300,000		Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	1,355,250
925,000		Greif Brothers Corp., Sr. Sub. Note, 8.875%, 8/1/2012	975,875
325,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	337,594
Principal Amount			Value
		CORPORATE BONDS--continued
		Packaging--continued
$675,000		Owens-Brockway Glass Container, Inc., Sr. Note, 6.75%, 12/1/2014	$658,125
550,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	554,125
450,000	[1,2]	Plastipak Holdings, Sr. Note, 8.50%, 12/15/2015	470,250
141,585	[1,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	6,570
		TOTAL	7,069,039
		Paper--1.8%
750,000		Abitibi-Consolidated, Inc., Sr. Note, 8.375%, 4/1/2015	652,500
1,550,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	1,643,000
724,000		Jefferson Smurfit Corp., Company Guarantee, 8.25%, 10/1/2012	709,520
1,150,000		MDP Acquisitions PLC, 9.625%, 10/1/2012	1,224,750
350,000		Mercer International, Inc., 9.25%, 2/15/2013	343,875
1,175,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	1,248,438
301,000		Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	311,911
		TOTAL	6,133,994
		Restaurants--0.6%
450,000		Dave & Buster's, Inc., Sr. Note, 11.25%, 3/15/2014	459,000
625,000		El Pollo Loco, Inc., Company Guarantee, 11.75%, 11/15/2013	681,250
1,050,000		Landry's Seafood Restaurants, Inc., Sr. Note, Series B, 7.50%, 12/15/2014	1,031,625
		TOTAL	2,171,875
		Retailers--1.9%
275,000		AutoNation, Inc., Company Guarantee, 7.00%, 4/15/2014	278,438
300,000		AutoNation, Inc., Floating Rate Note - Sr. Note, 7.37375%, 4/15/2013	303,000
1,700,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	1,746,750
972,000		FTD, Inc., Sr. Sub. Note, 7.75%, 2/15/2014	978,075
575,000		General Nutrition Center, Sr. Sub. Note, 8.50%, 12/1/2010	593,688
925,000		NBC Acqusition Corp., Sr. Disc. Note, 0/11.00%, 3/15/2013	726,125
725,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	699,625
684,000		Penney (J.C.) Co., Inc., Note, 9.00%, 8/1/2012	782,987
250,000	[1,2]	United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	252,500
		TOTAL	6,361,188
		Services--0.8%
1,150,000		Insurance Automotive Auctions, Inc., Sr. Note, 11.00%, 4/1/2013	1,305,250
775,000	[1,2]	West Corp., Sr. Note, 9.50%, 10/15/2014	778,875
625,000	[1,2]	West Corp., Sr. Sub. Note, 11.00%, 10/15/2016	634,375
		TOTAL	2,718,500
		Technology--4.6%
1,150,000	[1,2]	Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	1,075,250
875,000	[1,2]	Compucom System, Inc., Sr. Note, 12.00%, 11/1/2014	905,625
600,000		Danka Business Systems PLC, Sr. Note, 11.00%, 6/15/2010	615,000
825,000	[1,2]	Firestone Acquistion Corp., Sr. Note, 8.875%, 12/15/2014	826,031
600,000		MagnaChip Semiconductor S.A., Sr. Sub. Note, 8.00%, 12/15/2014	405,000
925,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	986,281
1,200,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	1,308,000
875,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	883,750
Principal Amount			Value
		CORPORATE BONDS--continued
		Technology--continued
$569,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 10.87163%, 4/1/2012	$603,140
1,448,000		SunGard Data Systems, Inc., Sr. Note, Series WI, 9.125%, 8/15/2013	1,527,640
1,150,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	1,233,375
1,500,000		UGS Corp., Sr. Sub. Note, 10.00%, 6/1/2012	1,642,500
1,300,000		Xerox Corp., Sr. Note, 9.75%, 1/15/2009	1,410,500
800,000		Xerox Corp., Sr. Unsecd. Note, 6.40%, 3/15/2016	821,000
975,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	1,006,688
		TOTAL	15,249,780
		Textile--0.2%
775,000		Warnaco Group, Inc., Sr. Note, 8.875%, 6/15/2013	827,313
		Tobacco--0.5%
1,475,000		Reynolds American, Inc., Sr. Secd. Note, 7.75%, 6/1/2018	1,573,164
		Transportation--1.4%
700,000	[3]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2049	0
900,000	[1,2]	Hertz Corp., Sr. Note, 8.875%, 1/1/2014	947,250
1,475,000	[1,2]	Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	1,629,875
200,000		Stena AB, Sr. Note, 7.00%, 12/1/2016	191,000
800,000		Stena AB, Sr. Note, 7.50%, 11/1/2013	794,000
925,000		Stena AB, Sr. Note, 9.625%, 12/1/2012	989,750
800,000	[3,4]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	0
		TOTAL	4,551,875
		Utility - Electric--4.7%
250,000		CMS Energy Corp., Sr. Note, 6.875%, 12/15/2015	259,375
825,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	854,906
2,075,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	2,209,875
1,125,000		Edison Mission Holding Co., Sr. Note, 7.73%, 6/15/2009	1,170,000
410,342	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	398,243
500,000		NRG Energy, Inc., Sr. Note, 7.25%, 2/1/2014	505,000
1,075,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	1,080,375
1,725,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	1,737,938
100,000		Nevada Power Co., Mtg. Note, 6.50%, 4/15/2012	103,158
1,202,000		Nevada Power Co., Mtg. Note, 9.00%, 8/15/2013	1,304,094
500,000		Nevada Power Co., Mtg. Note, Series L, 5.875%, 1/15/2015	500,186
725,000		Nevada Power Co., Second Mortgage Notes, Series O, 6.50%, 5/15/2018	755,204
275,000		Northwestern Corp., Note, 5.875%, 11/1/2014	270,616
1,700,000		PSEG Energy Holdings, Sr. Note, 10.00%, 10/1/2009	1,870,000
675,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	665,422
300,000		TECO Energy, Inc., Sr. Note, 6.75%, 5/1/2015	315,000
850,000		TXU Corp., Sr. Note, Series P, 5.55%, 11/15/2014	811,190
750,000		TXU Corp., Sr. Note, Series Q, 6.50%, 11/15/2024	710,318
		TOTAL	15,520,900
		Utility - Natural Gas--5.8%
1,175,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	1,180,875
350,000		El Paso Corp., 6.75%, 5/15/2009	359,188
1,675,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	1,838,313
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Utility - Natural Gas--continued
$1,450,000		El Paso Production Holding Co., Company Guarantee, 7.75%, 6/1/2013	$1,524,313
1,400,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	1,337,000
1,225,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	1,209,688
200,000		Pacific Energy Partners LP, Sr. Note, 6.25%, 9/15/2015	195,851
950,000		Pacific Energy Partners LP, Sr. Note, 7.125%, 6/15/2014	975,992
1,075,000		Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	1,083,062
650,000		Semco Energy, Inc., Sr. Note, 7.125%, 5/15/2008	652,596
1,000,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	1,002,500
2,325,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	2,836,963
375,000		Tennessee Gas Pipeline, Sr. Deb., 7.50%, 4/1/2017	411,051
1,125,000		Transcontinental Gas Pipe Corp., Sr. Note, 8.875%, 7/15/2012	1,276,875
325,000		Transcontinental Gas Pipe Corp., Sr. Unsecd. Note, 6.40%, 4/15/2016	329,875
2,250,000		Williams Cos., Inc., Note, 7.625%, 7/15/2019	2,418,750
775,000		Williams Cos., Inc., Note, 7.875%, 9/1/2021	835,063
		TOTAL	19,467,955
		Wireless Communications--3.1%
500,000		Centennial Cellular Corp., Floating Rate Note - Sr. Note, 11.12163%, 1/1/2013	531,250
800,000		Centennial Communications Corp., Sr. Note, 10.00%, 1/1/2013	855,000
600,000	[1,2]	Cricket Communications, Inc., Sr. Note, 9.375%, 11/1/2014	636,000
900,000	[1,2]	Digicel Ltd., Sr. Note, 9.25%, 9/1/2012	965,250
1,325,000	[1,2]	MetroPCS Wireless, Inc., 9.25%, 11/1/2014	1,391,250
1,250,000		Nextel Communications, Inc., Sr. Note, Series D, 7.375%, 8/1/2015	1,287,057
1,475,000		Rogers Wireless, Inc., 6.375%, 3/1/2014	1,500,813
825,000		Rogers Wireless, Inc., Floating Rate Note - Sr. Secured Note, 8.485%, 12/15/2010	843,563
225,000		Rogers Wireless, Inc., Sr. Secd. Note, 7.25%, 12/15/2012	239,625
225,000		Rogers Wireless, Inc., Sr. Secd. Note, 7.50%, 3/15/2015	245,250
900,000		Rogers Wireless, Inc., Sr. Sub. Note, 8.00%, 12/15/2012	965,250
900,000		US Unwired, Inc., Sr. Secd. Note, 10.00%, 6/15/2012	988,328
		TOTAL	10,448,636
		Wireline Communications--2.8%
1,050,000		AT&T Corp., Sr. Note, 8.00%, 11/15/2031	1,309,875
700,000		Citizens Communications Co., 9.00%, 8/15/2031	763,000
325,000		Citizens Communications Co., Sr. Note, 6.25%, 1/15/2013	320,531
725,000	[1,2]	Nordic Telephone Co. Holdings APS, Sr. Note, 8.875%, 5/1/2016	779,375
4,275,000		Qwest Corp., Note, 8.875%, 3/15/2012	4,782,656
825,000		Valor Telecommunications Enterprises, Sr. Note, 7.75%, 2/15/2015	892,031
550,000	[1,2]	Windstream Corp., Sr. Note, 8.625%, 8/1/2016	605,000
		TOTAL	9,452,468
		TOTAL CORPORATE BONDS (IDENTIFIED COST $306,939,696)	312,076,674
		PREFERRED STOCK--0.0%
		Media - Non-Cable--0.0%
42		Ziff Davis Media, Inc., PIK Pfd., Series E-1 (IDENTIFIED COST $0)	4,410
Shares or Principal Amount			Value
		COMMON STOCKS & WARRANTS--0.4%
		Chemicals--0.3%
332	[3]	General Chemical Industrial Products, Inc.	$478,366
142	[3]	General Chemical Industrial Products, Inc., Warrants	151,207
192	[3]	General Chemical Industrial Products, Inc., Warrants	239,123
		TOTAL	868,696
		Consumer Products--0.0%
580	[1,3]	Sleepmaster LLC	6
		Food & Beverage--0.0%
8,565		B&G Foods, Inc.	171,471
		Industrial - Other--0.1%
156,932	[1,3]	ACP Holdings Corp., Warrants	223,628
		Media - Cable--0.0%
7,305		NTL, Inc.	184,378
		Media - Non-Cable--0.0%
425	[1,3]	Advanstar, Inc., Warrants	4
850	[3]	XM Satellite Radio, Inc., Warrants	6,077
7,700	[3]	Ziff Davis Media, Inc., Warrants	77
		TOTAL	6,158
		Metals & Mining--0.0%
625	[3]	Republic Technologies International, Inc., Warrants	0
23,013	[3]	Royal Oak Mines, Inc.	357
		TOTAL	357
		Other--0.0%
71	[1,3]	CVC Claims Litigation LLC	0
		Packaging--0.0%
3	[1,3]	Pliant Corp.	0
15,500	[1,3]	Russell Stanley Holdings, Inc.	0
		TOTAL	0
		Paper--0.0%
450	[1,3]	MDP Acquisitions PLC, Warrants	7,200
		TOTAL COMMON STOCKS & WARRANTS (IDENTIFIED COST $2,298,748)	1,461,894
		REPURCHASE AGREEMENT--2.9%
$9,754,000		Interest in $1,500,000,000 joint repurchase agreement 5.35%, dated 12/29/2006 under which Goldman Sachs & Co., will repurchase U.S. Government Agency securities with various maturities to 11/25/2036 for $1,500,891,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $1,533,551,251 (AT COST).	9,754,000
		TOTAL INVESTMENTS--97.6% (IDENTIFIED COST $321,238,244) [5]	325,627,544
		OTHER ASSETS AND LIABILITIES - NET--2.4%	7,980,100
		TOTAL NET ASSETS--100%	$333,607,644

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2006, these restricted securities amounted to $55,187,966, which represented 16.5% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2006, these liquid restricted securities amounted to $54,950,558, which represented 16.5% of total net assets.

3 Non-income producing security.

4 Issuers in default for principal and interest payments.

5 The cost of investments for federal tax purposes amounts to $324,684,835.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronym is used throughout this portfolio:

PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Total investments in securities, at value (identified cost $321,238,244)		$325,627,544
Cash		2,462,871
Income receivable		6,013,860
Receivable for shares sold		439,052
TOTAL ASSETS		334,543,327
Liabilities:
Payable for investments purchased	$549,632
Payable for shares redeemed	335,308
Payable for Directors'/Trustees' fee	48
Payable for distribution services fee (Note 5)	20,544
Accrued expenses	30,151
TOTAL LIABILITIES		935,683
Net assets for 42,564,130 shares outstanding		$333,607,644
Net Assets Consist of:
Paid-in capital		$377,281,187
Net unrealized appreciation of investments		4,389,300
Accumulated net realized loss on investments		(72,707,830)
Undistributed net investment income		24,644,987
TOTAL NET ASSETS		$333,607,644
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$236,432,410 ÷ 30,127,014 shares outstanding, no par value, unlimited shares authorized		$7.85
Service Shares:
$97,175,234 ÷ 12,437,116 shares outstanding, no par value, unlimited shares authorized		$7.81

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2006

Investment Income:
Dividends		$501,739
Interest		26,961,459
TOTAL INCOME		27,463,198
Expenses:
Investment adviser fee (Note 5)	$1,954,940
Administrative personnel and services fee (Note 5)	259,191
Custodian fees	18,412
Transfer and dividend disbursing agent fees and expenses	38,805
Directors'/Trustees' fees	4,214
Auditing fees	25,328
Legal fees	6,716
Portfolio accounting fees	115,580
Distribution services fee--Service Shares (Note 5)	225,308
Printing and postage	69,628
Insurance premiums	7,737
Miscellaneous	3,992
TOTAL EXPENSES	2,729,851
Waiver of administrative personnel and services fee (Note 5)	(10,913)
Net expenses		2,718,938
Net investment income		24,744,260
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(122,527)
Net change in unrealized depreciation of investments		8,868,049
Net realized and unrealized gain on investments		8,745,522
Change in net assets resulting from operations		$33,489,782

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$24,744,260	$26,610,714
Net realized gain (loss) on investments	(122,527)	1,421,739
Net change in unrealized appreciation/depreciation of investments	8,868,049	(19,678,511)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	33,489,782	8,353,942
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(20,633,852)	(23,215,135)
Service Shares	(7,497,366)	(7,623,657)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(28,131,218)	(30,838,792)
Share Transactions:
Proceeds from sale of shares	79,885,070	117,019,380
Net asset value of shares issued to shareholders in payment of distributions declared	26,950,745	29,554,191
Cost of shares redeemed	(116,752,295)	(208,590,727)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(9,916,480)	(62,017,156)
Change in net assets	(4,557,916)	(84,502,006)
Net Assets:
Beginning of period	338,165,560	422,667,566
End of period (including undistributed net investment income of $24,644,987 and $27,654,716, respectively)	$333,607,644	$338,165,560

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to seek high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for investments in other open-end regulated investment companies, based on net asset value;
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund's Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Fund's Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at December 31, 2006, is as follows:

Security	Acquisition Date	Acquisition Cost
ACP Holding Corp., Warrants	9/24/2003	$ 0
Advanstar, Inc., Warrants	2/14/2001	$ 34,923
CVC Claims Litigation LLC	3/26/1997 - 6/18/1997	$590,616
Diamond Brands Inc., Sr. Disc Deb., 12.875%, 4/15/2009	4/15/1998	$245,585
Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	4/15/1998	$185,368
MDP Acquisitions PLC, Warrants	9/23/2002	$ 0
Pliant Corp	7/18/2006	$ 0
Russell Stanley Holdings, Inc.	2/5/1999 - 12/28/2001	$ 1,250
Russell Stanley Holdings, Inc., Sr. Note, 9.00%, 11/30/2008	2/5/1999 - 5/15/2005	$700,995
Sleepmaster LLC	12/23/2004	$183,765

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2006		2005
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	5,359,878	$40,193,211	8,663,044	$66,966,047
Shares issued to shareholders in payment of distributions declared	2,679,529	19,453,379	2,908,559	21,930,534
Shares redeemed	(10,042,298)	(75,485,530)	(17,363,985)	(134,689,411)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(2,002,891)	$(15,838,940)	(5,792,382)	$(45,792,830)

Year Ended December 31	2006		2005
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	5,307,816	$39,691,859	6,512,066	$50,053,333
Shares issued to shareholders in payment of distributions declared	1,035,548	7,497,366	1,012,438	7,623,657
Shares redeemed	(5,541,050)	(41,266,765)	(9,541,355)	(73,901,316)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	802,314	$5,922,460	(2,016,851)	$(16,224,326)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,200,577)	$(9,916,480)	(7,809,233)	$(62,017,156)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for defaulted bond adjustments, discount accretion/premium amortization on debt securities and prior year market discount adjustments.

For the year ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses
$(11,989)	$377,229	$(365,240)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$28,131,218	$30,838,792

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$25,067,623
Net unrealized appreciation	$942,709
Capital loss carryforward	$(69,683,875)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, partnership adjustments, defaulted bond adjustments and discount accretion/premium amortization on debt securities.

At December 31, 2006, the cost of investments for federal tax purposes was $324,684,835. The net unrealized appreciation of investments for federal tax purposes was $942,709. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $9,496,046 and net unrealized depreciation from investments for those securities having an excess of cost over value of $8,553,337.

At December 31, 2006, the Fund had a capital loss carryforward of $69,683,875 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 2,658,809
2009	$27,754,606
2010	$32,328,794
2011	$ 5,944,935
2013	$ 50,909
2014	$ 945,822

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2006, FSC did not retain any fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended December 31, 2006, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2006, were as follows:

Purchases	$119,922,520
Sales	$132,411,433

7. LINE OF CREDIT

On December 21, 2006, the Trust entered into a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the year ended December 31, 2006, the Fund did not utilize the LOC.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees , upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and the interim period commencing January 1, 2006 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF
FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions : President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED HIGH INCOME BOND FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For the periods ending December 31, 2005, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com; select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916306
Cusip 313916843

G00844-01 (2/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006 [1]	2005	2004		2003		2002
Net Asset Value, Beginning of Period	$14.42	$13.22	$11.59		$8.79		$11.38
Income from Investment Operations:
Net investment income	0.00 [2]	0.07	0.00	[2]	0.01	[3]	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.72	1.13	1.63		2.79		(2.61)
TOTAL FROM INVESTMENT OPERATIONS	2.72	1.20	1.63		2.80		(2.59)
Less Distributions:
Distributions from net investments	(0.03)	--	--		--		--
Net Asset Value, End of Period	$17.11	$14.42	$13.22		$11.59		$8.79
Total Return [4]	18.89%	9.08%	14.06%		31.85%		(22.76)%

Ratios to Average Net Assets:
Net expenses	1.49%	1.58%	1.57	% [5]	1.70	% [5]	1.50	% [5]
Net investment income	0.23%	0.50%	0.03%		0.15%		0.26%
Expense waiver/reimbursement [6]	0.03%	0.04%	0.05%		0.05%		0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$70,213	$58,700	$53,093		$45,924		$37,488
Portfolio turnover	83%	125%	87%		193%		103%

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Amount represents less than $0.01.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.57%, 1.70% and 1.50% for the years ended December 31, 2004, 2003 and 2002, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,095.40	$7.87
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.69	$7.58

1 Expenses are equal to the Fund's annualized net expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

The fund's total return for the fiscal year ended December 31, 2006 was 18.89%. The total return of the MSCI EAFE Growth Index 1 (MSCI-EAFE GI) was 22.33% for the same period. The fund's total return for the fiscal year ended December 31, 2006 reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI-EAFE GI.

MARKET OVERVIEW

International equity markets, as measured by the MSCI EAFE GI, climbed steadily higher for most of the fund's fiscal year, except for the approximate 19% correction in May and June. 2 On a regional basis, the emerging markets asset class was the top performer, as per the MSCI Emerging Markets Growth Index, 3 which climbed 32.48%. The MSCI Europe Growth Index 4 returned 30.68%. The worst performing region was Japan, which lost (0.85)%, according to the MSCI Japan Growth Index. 5

The U.S. dollar weakened against the Euro by 11.4% and appreciated 1.12% against the yen. On the commodity front, the price of copper and gold reached new highs, while crude oil and natural gas were flat to negative over the year. Copper soared 64.2%, gold gained 23.2%, crude oil was basically flat at $61.04/bbl, and natural gas sank 43.9%.

FUND PERFORMANCE

Key drivers of the fund's 18.89% performance were a number of significant stock positions which rose more than 30%, including Diageo PLC (+37%), a global spirits producer, Shire Pharmaceutical PLC (+64%), a UK pharmaceutical company, Advantest Corp. (+32%), a Japanese semiconductor equipment manufacturer, Allianz SE (+36%), a German insurance company, and Banco Santander Central Hispano, S.A. (+47%), a Spanish bank.

1 MSCI EAFE Growth Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and investments cannot be made in directly in an index.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

3 MSCI Emerging Markets Growth Index is a free float-adjusted market capitalization index that is designed to measure performance of growth stocks in the global emerging markets. As of May 2005, the index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The index is unmanaged and investments cannot be made in directly in an index.

4 MSCI Europe Growth Index is a free float-adjusted market capitalization index that is designed to measure performance of growth stocks in Europe. As of May 2005, the index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index.

5 MSCI Japan Growth Index is a free float-adjusted market capitalization index that is designed to measure performance of growth stocks in Japan. The index is unmanaged and investments cannot be made directly in an index.

Relative to the MSCI EAFE GI, the fund's performance lagged. The key drivers here were strong stock selection, particularly in Japan, offset by the fund's underweight in European equities and the European currency, both of which led the MSCI EAFE GI in 2006.

Stock selection in Japan was helped by key picks: Advantest (+32%), Terumo (+45%), Takeda Pharmaceutical (+21%), Skylark (+36%), and Nikon (+36%). Advantest benefited when orders for its leading semiconductor test equipment were surprisingly strong. Terumo benefited from continued growth of its market leading medical equipment, particularly in Japan where the market for this equipment is growing. Takeda Pharmaceutical rose as investors better appreciated the value of its longer term drug pipeline. Skylark appreciated as its domestic restaurant business began to improve, and then was the subject of a management led stock buyout. Nikon benefited from strength in both its high end SLR digital camera division as well as its improving competitive position in semiconductor equipment.

Other stocks which helped performance included: Tenaris SA , an Argentinean supplier of seamless pipe to the oil and gas industry, which soared on higher than expected demand and pricing for its pipes; Petroleo Brasileiro SA , Brazil's largest oil/gas company, which climbed on better than expected production growth; and Fomento Economico Mexicano SA , a Mexican beer and soft drink producer, which soared on better than expected Latin American consumption trends.

The fund's underweight in Europe and the Euro were the primary drivers of weak relative results versus the fund's benchmark. Overall, most European markets rose over 15% in local terms, and added another 11% in currency (Euro) appreciation. European equities were positively impacted by positive news on the mergers and acquisitions front, high levels of global liquidity, and better than anticipated economic and corporate earnings growth. The Euro benefited primarily from growing concerns of foreign central banks about the outlook for the U.S. dollar, given the substantial U.S. current account and fiscal deficits.

Individual stocks contributing to the fund's under performance were Mitsubishi UFJ Financial Group (3.2% of net assets) and Mizuho Financial Group (1.9% of net assets) which fell more than 8%, on slower than expected net interest margin recovery. Mitsubishi Corp , a trading company that was sold during the reporting period, fell on price weakness in certain commodities. Aisin Seiki Co. , an auto components supplier, fell on escalating raw material costs. Sundrug Co. (1.2% of net assets), that operates a drug store chain, fell on lower than expected sales and new store completions.

GROWTH OF $10,000 INVESTED IN THE FEDERATED INTERNATIONAL EQUITY FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Equity Fund II (the "Fund") from December 31, 1996 to December 31, 2006, compared to the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (MSCI-EAFE GI). 2

Average Annual Total Returns for the Period Ended 12/31/2006
1 Year	18.89%
5 Years	8.54%
10 Years	7.72%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE GI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE GI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Tables

At December 31, 2006, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
Japan	24.7%
United Kingdom	18.1%
Switzerland	11.9%
France	11.4%
Germany	7.0%
Canada	6.4%
Netherlands	4.6%
United States	3.9%
South Korea	1.9%
Spain	1.7%
Bermuda	1.6%
Brazil	1.3%
Italy	1.0%
Russia	1.0%
China	0.7%
Denmark	0.5%
Mexico	0.5%
Sweden	0.3%
Cash Equivalents [2]	0.7%
Other Assets and Liabilities--Net [3]	0.8%
TOTAL	100.0%

At December 31, 2006, the Fund's sector classification composition 4 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	22.4%
Consumer Discretionary	13.0%
Industrials	11.6%
Health Care	11.4%
Energy	10.5%
Consumer Staples	10.1%
Information Technology	9.6%
Materials	8.9%
Telecommunication Services	1.0%
Cash Equivalents [2]	0.7%
Other Assets and Liabilities--Net [3]	0.8%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

4 Except for Other Assets and Liabilities and Cash Equivalents, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

December 31, 2006

Shares			Value in U.S. Dollars
		COMMON STOCKS--98.5%
		BERMUDA--1.6%
		Media--1.6%
15,600	[1]	Central European Media Enterprises Ltd., Class A	$1,092,000
		BRAZIL--1.3%
		Materials--1.3%
34,900		Companhia Vale Do Rio Doce, ADR	916,125
		CANADA--6.4%
		Energy--4.0%
27,000		EnCana Corp.	1,242,396
92,400		Talisman Energy, Inc.	1,568,855
		TOTAL	2,811,251
		Materials--2.4%
15,379		Goldcorp, Inc., Class A	437,379
102,400	[1]	Kinross Gold Corp.	1,213,539
		TOTAL	1,650,918
		TOTAL CANADA	4,462,169
		CHINA--0.7%
		Banks--0.7%
769,000	[1]	Industrial & Commercial Bank of China	479,494
		DENMARK--0.5%
		Capital Goods--0.5%
8,600	[1]	Vestas Wind Systems A/S	363,484
		FRANCE--11.4%
		Banks--0.9%
5,840		BNP Paribas SA	637,157
		Capital Goods--1.1%
7,100		Schneider Electric SA	788,215
		Consumer Services--1.5%
13,875		Accor SA	1,075,131
		Energy--2.2%
22,431		Technip SA	1,539,722
		Food & Staples Retailing--1.4%
16,228		Carrefour SA	984,116
		Insurance--1.3%
23,222		AXA	940,164
		Media--2.0%
35,148		Vivendi SA	1,373,819
		Telecommunication Services--1.0%
19,843	[1]	Neuf Cegetel	704,612
		TOTAL FRANCE	8,042,936
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		GERMANY, FEDERAL REPUBLIC OF--7.0%
		Banks--1.0%
18,900		Commerzbank AG, Frankfurt	$719,777
		Capital Goods--2.5%
17,128		Siemens AG	1,698,902
		Insurance--2.0%
6,995		Allianz SE	1,429,015
		Software & Services--1.5%
20,288		SAP AG	1,078,210
		TOTAL GERMANY, FEDERAL REPUBLIC OF	4,925,904
		ITALY--1.0%
		Food Beverage & Tobacco--1.0%
69,892		Davide Campari - Milano SPA	692,880
		JAPAN--24.7%
		Banks--5.2%
182		Mitsubishi UFJ Financial Group, Inc.	2,248,141
195		Mizuho Financial Group, Inc.	1,392,799
		TOTAL	3,640,940
		Capital Goods--2.8%
7,900		SMC Corp.	1,120,558
54,900		Sumitomo Electric Industries	858,065
		TOTAL	1,978,623
		Diversified Financials--4.0%
59,000		Nomura Holdings, Inc.	1,113,020
120,200		iShares MSCI Japan	1,708,042
		TOTAL	2,821,062
		Food & Staples Retailing--1.1%
34,200		Sundrug Co. Ltd.	757,254
		Materials--2.8%
35,400		Japan Smith Rubber	916,197
68,000		Tokuyama Corp.	1,035,385
		TOTAL	1,951,582
		Real Estate--1.1%
31,000		Mitsubishi Estate Co. Ltd.	802,319
		Retailing--1.0%
16,300		Nitori Co.	708,130
		Semiconductors & Semiconductor Equipment--5.0%
25,700		Advantest Corp.	1,472,829
81,800		Nissan Motor Co., Ltd.	984,996
21,600		Tokyo Seimitsu Co. Ltd.	1,020,058
		TOTAL	3,477,883
		Technology Hardware & Equipment--0.8%
7,700		Nidec Corp.	595,269
		Transportation--0.9%
92		East Japan Railway Co.	614,596
		TOTAL JAPAN	17,347,658
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		KOREA, REPUBLIC OF--1.9%
		Semiconductors & Semiconductor Equipment--1.9%
2,041		Samsung Electronics Co.	$1,345,304
		MEXICO--0.5%
		Materials--0.5%
10,400		Cemex S.A. de C.V., ADR	352,352
		NETHERLANDS--4.6%
		Consumer Durables & Apparel--1.8%
33,035		Philips Electronics NV	1,245,876
		Diversified Financials--1.4%
22,510		ING Groep N.V.	998,104
		Food Beverage & Tobacco--1.4%
17,700		Koninklijke Numico NV	952,119
		TOTAL NETHERLANDS	3,196,099
		RUSSIA--1.0%
		Capital Goods--1.0%
20,800	[1]	OAO TMK, GDR	728,000
		SPAIN--1.7%
		Banks--1.7%
62,600		Banco Santander Central Hispano, S.A.	1,168,461
		SWEDEN--0.3%
		Retailing--0.3%
3,700		Hennes & Mauritz AB, Class B	187,001
		SWITZERLAND--11.9%
		Commercial Services & Supplies--1.6%
16,499		Adecco SA	1,127,240
		Diversified Financials--2.3%
22,532		Credit Suisse Group	1,576,408
		Food Beverage & Tobacco--2.0%
4,011		Nestle SA	1,425,329
		Pharmaceuticals Biotechnology & Life Sciences--6.0%
43,457		Novartis AG	2,505,420
9,500		Roche Holding AG	1,703,529
		TOTAL	4,208,949
		TOTAL SWITZERLAND	8,337,926
		UNITED KINGDOM--18.1%
		Banks--0.7%
13,370		Royal Bank of Scotland PLC, Edinburgh	521,737
		Capital Goods--1.2%
44,318		Smiths Industries	860,371
		Energy--1.6%
103,574		BP PLC	1,150,879
		Food Beverage & Tobacco--3.3%
170,211		Britvic	979,823
66,480		Diageo PLC	1,304,933
		TOTAL	2,284,756
Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Materials--1.9%
25,620		Rio Tinto PLC	$1,363,457
		Media--1.7%
88,232		WPP Group PLC	1,192,896
		Pharmaceuticals Biotechnology & Life Sciences--5.4%
107,900		GlaxoSmithKline PLC	2,839,446
44,500		Shire PLC	922,718
		TOTAL	3,762,164
		Retailing--0.6%
190,232		Game Group PLC	422,759
		Semiconductors & Semiconductor Equipment--1.7%
486,744		ARM Holdings PLC	1,198,454
		TOTAL UNITED KINGDOM	12,757,473
		UNITED STATES--3.9%
		Energy--2.7%
23,100	[1]	Transocean Sedco Forex, Inc.	1,868,559
		Media--1.2%
33,750		NTL, Inc.	851,850
		TOTAL UNITED STATES	2,720,409
		TOTAL COMMON STOCKS (IDENTIFIED COST $57,745,501)	69,115,675
		REPURCHASE AGREEMENT--0.7%
$521,000		Interest in $1,500,000,000 joint repurchase agreement 5.35%, dated 12/29/2006 under which Goldman Sachs & Co. will repurchase U.S. Government Agency securities with various maturities to 11/25/2036 for $1,500,891,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $1,533,551,251.	521,000
		TOTAL INVESTMENTS--99.2% (IDENTIFIED COST $58,266,501) [2]	69,636,675
		OTHER ASSETS AND LIABLILITIES - NET--0.8%	576,455
		TOTAL NET ASSETS--100%	$70,213,130

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $58,275,414.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Total investments in securities, at value (identified cost $58,266,501)		$69,636,675
Cash		173,557
Cash denominated in foreign currencies (identified cost $41,073)		41,265
Income receivable		81,310
Receivable for investments sold		800,905
Receivable for shares sold		2,688
Receivable for foreign currency exchange contracts		110,150
TOTAL ASSETS		70,846,550
Liabilities:
Payable for investments purchased	$533,372
Payable for shares redeemed	51,129
Payable for foreign currency exchange contracts	2,507
Payable for auditing fees	24,561
Accrued expenses	21,851
TOTAL LIABILITIES		633,420
Net assets for 4,103,095 shares outstanding		$70,213,130
Net Assets Consist of:
Paid-in capital		$73,600,909
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		11,482,949
Accumulated net realized loss on investments and foreign currency transactions		(14,890,170)
Undistributed net investment income		19,442
TOTAL NET ASSETS		$70,213,130
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$70,213,130 ÷ 4,103,095 shares outstanding, no par value, unlimited shares authorized		$17.11

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $90,391)		$1,032,908
Interest		90,396
TOTAL INCOME		1,123,304
Expenses:
Investment adviser fee (Note 5)	$652,968
Administrative personnel and services fee (Note 5)	150,000
Custodian fees	45,468
Transfer and dividend disbursing agent fees and expenses	18,894
Directors'/Trustees' fees	1,404
Auditing fees	25,047
Legal fees	7,916
Portfolio accounting fees	50,593
Printing and postage	35,131
Insurance premiums	6,670
Interest expense	106
Miscellaneous	1,243
TOTAL EXPENSES	995,440
Waiver of administrative personnel and services fee (Note 5)	(24,346)
Net expenses		971,094
Net investment income		152,210
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions		6,725,247
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		4,293,617
Net realized and unrealized gain on investments and foreign currency transactions		11,018,864
Change in net assets resulting from operations		$11,171,074

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$152,210	$268,397
Net realized gain on investments and foreign currency transactions	6,725,247	7,762,993
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	4,293,617	(3,122,091)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	11,171,074	4,909,299
Distributions to Shareholders:
Distributions from net investment income	(126,725)	--
Share Transactions:
Proceeds from sale of shares	14,446,850	15,718,974
Net asset value of shares issued to shareholders in payment of distributions declared	126,725	--
Cost of shares redeemed	(14,105,221)	(15,020,496)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	468,354	698,478
Change in net assets	11,512,703	5,607,777
Net Assets:
Beginning of period	58,700,427	53,092,650
End of period (including undistributed net investment income of $19,442 and $126,688, respectively)	$70,213,130	$58,700,427

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to obtain a total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for investments in other open-end regulated investment companies, based on net asset value;
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value (NAV), the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2006, the Fund had outstanding foreign currency commitments as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Purchased:
5/7/2007	2,410,345 Euro	$3,089,026	$3,199,176	$110,150
Contracts Sold:
1/2/2007	341,119 Euro	$447,787	$450,294	$(2,507)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$107,643

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2006	2005
Shares sold	922,931	1,194,648
Shares issued to shareholders in payment of distributions declared	8,202	--
Shares redeemed	(898,622)	(1,141,047)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	32,511	53,601

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.

For the year ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$(132,731)	$132,731

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$126,725	$--

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$129,593
Net unrealized appreciation	$11,363,887
Capital loss carryforward	$(14,881,259)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2006, the cost of investments for federal tax purposes was $58,275,414. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $11,361,261. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,659,324 and net unrealized depreciation from investments for those securities having an excess of cost over value of $298,063.

At December 31, 2006, the Fund had a capital loss carryforward of $14,881,259 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$2,957,988
2010	$11,923,271

The Fund used capital loss carryforwards of $6,772,275 to offset taxable capital gains realized during the year ended December 31, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the net fee paid to FAS was 0.192% of average aggregate daily net assets of the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended December 31, 2006, the Fund's Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2006, were as follows:

Purchases	$53,419,493
Sales	$53,297,718

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund, along with Federated World Investment Series, Inc. and Federated International Series, Inc., has entered into a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the year ended December 31, 2006, the maximum outstanding borrowing was $6,095,000. The Fund had an average outstanding daily balance of $1,249,750 with a high and low interest rate of 5.00% and 4.75%, respectively, representing only the days the LOC was utilized. Interest expense totaled $106 for the year ended December 31, 2006.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees, upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and the interim period commencing January 1, 2006 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund as of the June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157 , "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Equity Fund II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI. Inc. (technology services company).

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator, National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions : President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED INTERNATIONAL EQUITY FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2005. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International Equity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916603

G01077-01 (2/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,								Period Ended
	2006	[1]	2005		2004		2003		12/31/2002	[2]
Net Asset Value, Beginning of Period	$14.52		$13.07		$11.40		$8.16		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.06	) [3]	(0.07	) [3]	(0.07	) [3]	(0.10	) [3]	(0.00)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.21		1.54		1.74		3.34		(1.84)
TOTAL FROM INVESTMENT OPERATIONS	2.15		1.47		1.67		3.24		(1.84)
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.21)		(0.02)		(0.0007)		--		--
Net Asset Value, End of Period	$16.46		$14.52		$13.07		$11.40		$8.16
Total Return [4]	14.88%		11.24%		14.66%		39.71%		(18.40)%

Ratios to Average Net Assets:
Net expenses	1.50%		1.50%		1.50%		1.50%		1.50	% [5]
Net investment income (loss)	(0.40)%		(0.52)%		(0.63)%		(0.98)%		(1.02	)% [5]
Expense waiver/reimbursement [6]	0.48%		0.51%		1.04%		5.14%		95.85	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$34,937		$40,202		$17,940		$5,741		$651
Portfolio turnover	58%		67%		77%		38%		19%

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

3 Per share information is based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year, if any, are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,						Period Ended
	2006	[1]	2005		2004		12/31/2003	[2]
Net Asset Value, Beginning of Period	$14.45		$13.05		$11.40		$8.46
Income From Investment Operations:
Net investment income (loss)	(0.10	) [3]	(0.10	) [3]	(0.11	) [3]	(0.08	) [3]
Net realized and unrealized gain on investments and foreign currency transactions	2.20		1.52		1.76		3.02
TOTAL FROM INVESTMENT OPERATIONS	2.10		1.42		1.65		2.94
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.21)		(0.02)		--		--
Net Asset Value, End of Period	$16.34		$14.45		$13.05		$11.40
Total Return [4]	14.60%		10.88%		14.48%		34.75%

Ratios to Average Net Assets:
Net expenses	1.75%		1.75%		1.75%		1.75	% [5]
Net investment income (loss)	(0.64)%		(0.77)%		(0.90)%		(1.16	)% [5]
Expense waiver/reimbursement [6]	0.48%		0.51%		1.04%		5.14	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$66,714		$53,792		$37,120		$14,575
Portfolio turnover	58%		67%		77%		38	% [7]

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Reflects operations for the period from May 1, 2003 (date of initial public investment) to December 31, 2003.

3 Per share information is based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year, if any, are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$1,114.40	$7.99
Service Shares	$1,000	$1,113.10	$9.32
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,017.64	$7.63
Service Shares	$1,000	$1,016.38	$8.89

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	1.50%
Service Shares	1.75%

Management's Discussion of Fund Performance

The Federated Kaufmann Fund II's Primary Shares and Service Shares produced total returns of 14.88% and 14.60%, respectively, for the fiscal year ended December 31, 2006. The fund's benchmark, the Russell Mid Cap Growth Index 1 , had a total return of 10.66% for the fiscal year and the Lipper Mid-Cap Growth VA Funds Average 2 had a total return of 8.63%.

MARKET OVERVIEW

The stock market as a whole posted strong positive returns during the reporting period with a temporary downturn that occurred during the months of May through August. Subsequently, the market recovered and ended the fiscal year strongly. Economic indicators highlighted a slowing economy during the second half of the fiscal year. Energy prices also pulled back from their all time highs based upon this economic weakness. The Federal Reserve Board (the "Fed") halted its interest rate increases awaiting further economic data. Generally, small and mid-sized companies continued to report strong operating earnings growth during the fiscal year 3 .. The market seemed to take strong earnings reports and a pause in interest rate hikes as positive news, and rewarded shareholders with solid gains during the fiscal year.

FUND PERFORMANCE

The Federated Kaufmann Fund II's performance is driven primarily by bottom-up stock selection. Nine of our top ten contributing companies across multiple sectors each returned over 60% during the reporting period. Specifically, CB Richard Ellis Group, Inc. , a real estate services company (+69%), MEMC Electronic Materials, Inc. , a maker of semiconductors (+77%), Illumina, Inc. , a biotechnology company specializing in genetic diagnostics (+179%), Mastercard, Inc. (+114%), Bharti Airtel Ltd. , an Indian wireless telecommunications provider (+85%), ISIS Pharmaceuticals, Inc. (+112%), Time Warner Telecom, Inc. (+102%), Conceptus, Inc. , a supplier of medical devices (+69%), and Dynavax Technologies Corporation , which develops allergy treatments (+115%) all contributed strongly to performance. In addition, ICICI Bank Ltd. (+58%) was also among our top ten contributing companies.

Six of our laggard companies were in the Health Care sector: Neurocrine Bioscience (-83%), Cubist Pharmaceuticals (-15%), Threshold Pharmaceuticals (-74%), Endologix (-49%), Dyax (-43%), and United Surgical Partners (-17%), detracted from performance. Additional laggards included SFCG Co., Ltd. , a Japanese loan company (-35%), NAVTEQ Corporation , a digital map provider (-20%), Con-way, Inc. , a freight transportation company (-21%), and Advance Auto Parts, Inc. (-34%). While it is interesting to know how specific stocks performed during the fiscal year the success of these holdings won't be known until they are sold, which typically happens over longer periods.

The sector exposures that result from our bottom-up investment process may provide some additional insight into the relative performance of the fund. Our significant overweight in the Financial sector, relative to the benchmark, benefited performance. The fund's performance was negatively impacted by the fund's cash position which averaged between 5% and 10% during the fiscal year.

1 Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Investments cannot be made directly in an index.

2 Lipper figures represent the average of the total returns reported by all funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

3 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Kaufmann Fund II (Primary Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2006, compared to the Russell Mid-Cap Growth Index (RMGI) 2 and the Lipper Mid-Cap Growth VA Funds Average (LMCGA). 2,3

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	14.88%
Start of Performance (4/30/2002)	11.60%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The RMGI and LMCGA are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or average.

3 The LMCGA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Kaufmann Fund II (Service Shares) (the "Fund") from May 1, 2003 (start of performance) to December 31, 2006, compared to the Russell Mid-Cap Growth Index (RMGI) 2 and Lipper Mid-Cap Growth VA Funds Average (LMCGA). 2,3

Average Annual Total Return for the Period Ended 12/31/2006
1 Year	14.60%
Start of Performance (5/1/2003)	20.12%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The RMGI and LMCGA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or average.

3 The LMCGA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor,s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2006, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Health Care	22.5%
Financials	19.6%
Information Technology	15.7%
Industrials	11.7%
Consumer Discretionary	8.4%
Energy	3.3%
Telecommunication Services	3.3%
Materials	2.0%
Utilities	1.6%
Consumer Staples	1.0%
Other Securities [2]	0.4%
Securities Lending Collateral [3]	2.1%
Cash Equivalents [4]	10.7%
Other Assets and Liabilities--Net [5]	(2.3)%
TOTAL	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other securities include corporate bonds and notes.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2006

Shares			Value
		COMMON STOCKS--88.4%
		Consumer Discretionary--8.4%
6,900	[1]	Advance Auto Parts, Inc.	$245,364
1,700		Bajaj Auto Ltd.	100,592
8,500	[1]	Bed Bath & Beyond, Inc.	323,850
60,300		Bharat Forge Ltd.	493,122
20,300	[1]	Central European Media Enterprises Ltd., Class A	1,421,000
400		Cheil Communications, Inc.	99,355
3,600	[1]	Chipotle Mexican Grill, Inc.	205,200
12,300	[1]	Clear Channel Outdoor Holdings, Inc., Class A	343,293
32,500	[1]	Clear Media Ltd.	39,652
38,100	[1]	Consorcio ARA SA	259,220
86,300		Debenhams PLC	320,631
4,200	[1]	Dick's Sporting Goods, Inc.	205,758
12,400	[1]	Educate, Inc.	88,288
8,600	[1]	Iconix Brand Group, Inc.	166,754
8,300	[1]	Kohl's Corp.	567,969
8,000	[1]	Lamar Advertising Co.	523,120
7,400	[1]	Lodgenet Entertainment	185,222
5,200	[1]	Maruti Udyog Ltd.	109,146
11,100		Orient-Express Hotel Ltd.	525,252
40,600		PetSmart, Inc.	1,171,716
36,000	[1,3,4]	Piaggio & C. SpA	149,456
6,800	[3,4]	Submarino SA	445,536
6,930		USS Co. Ltd.	451,305
7,700	[1]	Wet Seal, Inc., Class A	51,359
		TOTAL	8,492,160
		Consumer Staples--1.0%
14,700	[1]	Dean Foods Co.	621,516
47,150		Hindustan Lever Ltd.	230,850
3,000		Whole Foods Market, Inc.	140,790
		TOTAL	993,156
		Energy--3.3%
10,200	[1]	Complete Production Services, Inc.	216,240
105,500	[1]	Dresser-Rand Group, Inc.	2,581,585
900	[1]	Horizon Offshore, Inc.	14,670
3,500	[1]	Petroplus Holdings AG	212,556
12,795		Reliance Industries Ltd.	367,415
		TOTAL	3,392,466
Shares			Value
		COMMON STOCKS--continued
		Financials--18.9%
28,760		3i Group	$568,471
25,400		Advance America Cash Advance, Inc.	372,110
700	[1]	Alleghany Corp.	254,520
135,800	[1]	Aozora Bank Ltd.	528,342
16,900		Axis Capital Holdings Ltd.	563,953
15,200		Brookfield Asset Management, Inc., Class A	732,336
103,400	[1]	CB Richard Ellis Services, Inc.	3,432,880
10,100		Calamos Asset Management, Inc.	270,983
5,700		Capital One Financial Corp.	437,874
35,000		Housing Development Finance Corp. Ltd.	1,289,053
48,706		ICICI Bank Ltd.	982,538
8,700		ICICI Bank Ltd., ADR	363,138
22,300		IPC Holdings Ltd.	701,335
327,700	[1]	Industrial & Commercial Bank of China	204,331
8,400	[1]	James River Group, Inc.	271,488
6,900		Korea Investment Holdings Co. Ltd.	343,516
29,000	[1]	Labranche & Co. Inc.	285,070
25,900		Loews Corp.	1,074,073
1,300	[1]	Markel Corp.	624,130
5,200		Morgan Stanley	423,436
17,800	[1]	Move, Inc.	98,078
1,300	[1]	Newstar Financial, Inc.	23,985
26,000		Nuveen Investments, Class A	1,348,880
5,200		OptionsXpress Holdings, Inc.	117,988
5,200	[1]	Penson Worldwide, Inc.	142,532
21,300	[1]	Philadelphia Consolidated Holding Corp.	949,128
17,900	[1]	RHJ International	382,788
2,040		SFCG Co. Ltd.	316,958
95,700		Shinsei Bank Ltd.	562,917
982,200	[1]	Thai Military Bank	75,085
1,400		White Mountains Insurance Group, Inc.	811,202
14,000		Willis Group Holdings Ltd.	555,940
67,000	[1,3,4]	Yanlord Land Group Ltd.	110,957
		TOTAL	19,220,015
		Health Care--22.5%
10,300	[1]	Abiomed, Inc.	145,230
19,800	[1]	Accelrys, Inc.	118,998
700	[1]	Adeza Biomedical Corp.	10,437
2,400	[1]	Align Technology, Inc.	33,528
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
24,200	[1]	Alkermes, Inc.	$323,554
15,700		Allergan, Inc.	1,879,918
8,700	[1]	Alnylam Pharmaceuticals, Inc.	186,180
5,000	[1]	Altus Pharmaceuticals, Inc.	94,250
21,200	[1]	Anadys Pharmaceuticals, Inc.	104,304
14,500	[1]	Anesiva, Inc.	101,500
22,200	[1]	Arena Pharmaceuticals, Inc.	286,602
400	[1]	Arthrocare Corp.	15,968
5,400	[1]	Aspect Medical Systems, Inc.	101,574
25,674	[1]	Auxilium Pharmaceutical, Inc.	377,151
1,700		Aventis Pharma Ltd.	52,235
33,493	[1]	Avigen, Inc.	176,843
23,700	[1]	BioMarin Pharmaceutical, Inc.	388,443
11,400	[1]	Bioenvision, Inc.	52,896
6,700	[1]	CV Therapeutics, Inc.	93,532
100	[1]	Cepheid, Inc.	850
3,400	[1]	Chindex International, Inc.	64,124
40,800		Cipla Ltd.	232,669
24,250	[1,3,4]	Cipla Ltd., GDR	138,225
40,600	[1]	Conceptus, Inc.	864,374
41,400	[1]	Cubist Pharmaceuticals, Inc.	749,754
1,500	[1]	Cypress Biosciences, Inc.	11,625
46,500	[1]	Cytokinetics, Inc.	347,820
49,600	[1]	Cytyc Corp.	1,403,680
2,800	[1]	Digene Corp.	134,176
5,300	[1]	Durect Corp.	23,532
61,100	[1]	Dyax Corp.	185,133
72,800	[1]	Dynavax Technologies Corp.	668,304
42,900	[1]	Endo Pharmaceuticals Holdings, Inc.	1,183,182
72,000	[1]	Endologix, Inc.	252,000
507	[1]	Favrille, Inc.	1,267
13,308	[1]	Favrille, Inc.	33,270
4,658	[1]	Favrille, Inc., Warrants	5,072
900	[1]	Foxhollow Technologies, Inc.	19,422
23,100	[1]	GTX, Inc.	412,104
3,200		GlaxoSmithkline Pharmaceuticals Ltd.	83,546
29,732	[1]	Illumina, Inc.	1,168,765
9,600	[1,2]	Immunicon Corp.	31,872
23,900	[1]	Incyte Genomics, Inc.	139,576
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
91,900	[1]	Isis Pharmaceuticals, Inc.	$1,021,928
4,000	[1]	Jerini AG	19,537
27,600	[1]	Kosan Biosciences, Inc.	153,180
10,700	[1]	Kyphon, Inc.	432,280
7,600	[1]	Labopharm, Inc.	44,612
17,500	[1]	Medarex, Inc.	258,825
20,900	[1]	Medicines Co.	662,948
800		Meridian Bioscience, Inc.	19,624
28,600	[1]	Metabasis Therapeutics, Inc.	215,072
12,200	[1,2]	Momenta Pharmaceuticals, Inc.	191,906
234,300	[1]	Monogram Biosciences, Inc.	417,054
2,100	[1]	NMT Medical, Inc.	28,413
30,800	[1,2]	Nektar Therapeutics	468,468
8,100	[1]	Neurochem, Inc.	173,907
29,700	[1]	Neurocrine Biosciences, Inc.	309,474
14,600	[1]	Neurogen Corp.	86,870
5,200	[1,2]	Neurometrix, Inc.	77,532
1,400	[1,3,4]	Newron Pharmaceuticals SpA	59,746
5,700	[1]	Nighthawk Radiology Holdings, Inc.	145,350
9,500	[1,2]	Northfield Laboratories, Inc.	38,665
23,100	[1]	NxStage Medical, Inc.	193,578
10,200	[1]	OSI Pharmaceuticals, Inc.	356,796
9,400	[1]	Pharmacopeia Drug Discovery, Inc.	40,044
2,350	[1]	Pharmacopeia Drug Discovery, Inc., Warrants	4,422
28,600	[1]	Pharmacyclics, Inc.	145,002
5,000	[1]	Pharmion Corp.	128,700
16,000	[1]	Point Therapeutics, Inc.	16,480
13,600	[1]	Progenics Pharmaceuticals, Inc.	350,064
3,800	[1]	Psychiatric Solutions, Inc.	142,576
12,900	[1]	Regeneron Pharmaceuticals, Inc.	258,903
1,000	[1]	ResMed, Inc.	49,220
1,400	[1]	Rita Medical Systems, Inc.	6,440
900	[1]	Sangamo BioSciences, Inc.	5,940
10,400	[1]	Sepracor, Inc.	640,432
5,000	[1]	Solexa, Inc.	65,750
7,300	[1,2]	Somaxon Pharmaceuticals, Inc.	103,587
10,100	[1]	Sonus Pharmaceuticals, Inc.	61,711
10,300	[1]	Staar Surgical Co.	72,203
6,300	[1]	Stereotaxis, Inc.	65,016
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
5,200		Sun Pharmaceutical Industries Ltd.	$115,138
11,500	[1]	Systems Xcellence, Inc.	231,955
1,200	[1]	Theravance, Inc.	37,068
8,700	[1]	Thermage, Inc.	60,813
18,400	[1,2]	Threshold Pharmaceuticals, Inc., Class THL	68,080
3,600		UnitedHealth Group, Inc.	193,428
3,100	[1]	VCA Antech, Inc.	99,789
109,105	[1]	Vasogen, Inc.	38,743
10,911	[1]	Vasogen, Inc., Warrants	589
43,642	[1]	Vasogen, Inc., Warrants	11,918
20,200	[1]	Vical, Inc.	129,886
104,500	[1]	Warner Chilcott Ltd., Class A	1,444,190
3,832	[1]	WebMD Health Corp., Class A	153,357
		TOTAL	22,814,694
		Industrials--11.7%
6,500		Asea Brown Boveri Ltd.	546,170
13,100		Bharat Heavy Electricals Ltd.	679,862
4,500		CLARCOR, Inc.	152,145
26,100	[1,3,4]	China Communications Construction Co. Ltd.	25,770
222,000		China Metal International Ho	77,917
12,400	[1]	CoStar Group, Inc.	664,144
8,400		Con-way, Inc.	369,936
8,100	[1]	Copart, Inc.	243,000
23,052		Crompton Greaves Ltd.	108,854
1,100		DRS Technologies, Inc.	57,948
15,400		Expeditors International Washington, Inc.	623,700
5,200		FedEx Corp.	564,824
21,800	[1]	First Solar, Inc.	649,640
11,450		Forward Air Corp.	331,249
3,400	[1]	Houston Wire & Cable Co.	71,060
13,300	[1]	IHS, Inc., Class A	525,084
9,500	[1]	Innovative Solutions and Support, Inc.	161,785
10,575	[1]	Interline Brands, Inc.	237,620
3,200	[1]	K&F Industries Holdings, Inc.	72,672
14,525		Kuehne & Nagel International AG	1,056,743
8,500		Landstar System, Inc.	324,530
300	[1]	Max India Ltd.	5,761
33,000	[1,3,4]	Nagarjuna Construction Co. Ltd., GDR	160,050
12,900	[1]	NuCo2, Inc.	317,211
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
3,100		Pacer International, Inc.	$92,287
6,700	[1,2]	Ryanair Holdings PLC, ADR	546,050
8,100		Ryder System, Inc.	413,586
21,600	[1]	SAIC, Inc.	384,264
10,100	[2]	Simpson Manufacturing Co., Inc.	319,665
18,800	[1]	Spirit Aerosystems Holdings, Inc., Class A	629,236
15,000		TNT NV	645,108
10,300	[1]	TransDigm Group, Inc.	273,053
13,800		Unitech Ltd.	143,456
5,300		United Parcel Service, Inc.	397,394
400		Ushio Inc.	8,218
		TOTAL	11,879,992
		Information Technology--15.7%
10,400	[1]	Access Integrated Technology, Inc., Class A	90,688
6,100	[1]	Amdocs Ltd.	236,375
15,700	[1]	Anadigics, Inc.	139,102
20,000	[1]	Autodesk, Inc.	809,200
8,400	[1]	Blackboard Inc.	252,336
21,800	[1]	CSR PLC	277,449
1,700	[1]	Cirrus Logic, Inc.	11,696
4,200	[1]	Cognos, Inc.	178,332
24,200	[1]	Comverse Technology, Inc.	510,862
10,300	[1]	DST Systems, Inc.	645,089
12,000	[1]	Eagle Test Systems, Inc.	174,960
10,600	[1]	Entegris, Inc.	114,692
25,600	[1]	Himax Technologies, Inc., ADR	122,112
23,800	[1]	Hyperion Solutions Corp.	855,372
1,500	[1]	IPG Photonics Corp.	36,000
12,700	[1,2]	Infocrossing, Inc.	207,010
4,000	[1]	Iron Mountain, Inc.	165,360
9,800	[1]	Jupitermedia Corp.	77,616
22,800	[1]	Komag, Inc.	863,664
6,600	[1]	LeCroy Corp.	75,966
52,300	[1]	MEMC Electronic Materials, Inc.	2,047,022
47,700	[1]	Magma Design Automation	425,961
16,700		Mastercard, Inc.	1,644,783
26,100	[1]	Microsemi Corp.	512,865
3,900	[1]	NAVTEQ Corp.	136,383
26,400	[1]	NIC, Inc.	131,208
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
49,800	[1]	ON Semiconductor Corp.	$376,986
16,800	[1]	Online Resources Corp.	171,528
500	[1]	Optium Corp.	12,470
13,300	[1]	PowerDsine Ltd.	145,901
30,300	[1]	Qimonda AG, ADR	530,553
17,400	[1]	Quest Software, Inc.	254,910
10,000		SAP AG	531,452
4,200	[1]	SI International, Inc.	136,164
21,200		Seagate Technology Holdings	561,800
25,300	[1]	Silicon Image, Inc.	321,816
47,000	[1]	Spansion, Inc.	698,420
600	[1]	Supertex, Inc.	23,550
16,400	[1]	TNS, Inc.	315,700
5,100	[1]	Tech Mahindra Ltd.	192,201
5,000	[1]	Ultratech, Inc.	62,400
18,000	[1]	ValueClick, Inc.	425,340
2,780	[1]	Xyratex Ltd.	59,992
5,100	[1]	eBay, Inc.	153,357
16,600	[1,2]	eCollege.com	259,790
		TOTAL	15,976,433
		Materials--2.0%
6,200		ACC Ltd.	152,521
19,400	[1]	Cemex S.A. de C.V., ADR	657,272
2,200		Frutarom	19,146
7,800		Frutarom, GDR	67,880
200,100	[1]	Lee & Man Paper Manufacturing Ltd.	492,899
202,200	[1]	Nine Dragons Paper Holdings Ltd.	349,378
23,300		Rinker Group Ltd.	331,973
		TOTAL	2,071,069
		Telecommunication Services--3.3%
116,250	[1]	Bharti Airtel Ltd.	1,652,478
8,159	[1]	NTELOS Holdings Corp.	145,883
9,700	[1]	Neuf Cegetel	344,441
100		PT Telekomunikasi Indonesia, Class CS, ADR	4,560
179,550		Singapore Telecom Ltd.	383,977
8,000	[1]	Syniverse Holdings, Inc.	119,920
36,300	[1]	Time Warner Telecom, Inc.	723,459
		TOTAL	3,374,718
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--1.6%
38,400	[1]	China Resources Power Holdings Co. Ltd.	$58,452
2,700		Consolidated Water Co.	67,311
10,400		Dominion Resources, Inc.	871,936
5,200		ITC Holdings Corp.	207,480
150,300		NTPC Ltd.	465,230
		TOTAL	1,670,409
		TOTAL COMMON STOCKS (IDENTIFIED COST $67,258,903)	89,885,112
		CORPORATE BONDS--0.4%
		Information Technology--0.4%
$267,000		BearingPoint, Inc., Conv. Bond, 5.00%, 4/15/2025 (IDENTIFIED COST $352,785)	367,539
		CORPORATE NOTES--0.0%
		Health Care--0.0%
22,000	[3,4]	Neurochem, Inc., Conv. Bond, 6.00%, 11/15/2026 (IDENTIFIED COST $22,000)	22,507
		PREFERRED STOCKS--0.7%
		Financials--0.7%
1,800		Alleghany Corp., Conv. Pfd.	604,498
2,400		Merrill Lynch & Co., Inc., Conv. Pfd., Series JNC, $2.30, Annual Dividend	108,576
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $557,880)	713,074
		REPURCHASE AGREEMENTS--12.8%
10,868,000		Interest in $1,500,000,000 joint repurchase agreement 5.35%, dated 12/29/2006 under which Goldman Sachs & Co. will repurchase U.S. Government Agency securities with various maturities to 11/25/2036 for $1,500,891,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $1,533,551,251.	10,868,000
2,137,000		Interest in $3,000,000,000 joint repurchase agreement 5.33%, dated 12/29/2006 under which ABN AMRO Bank NV, New York will repurchase a U.S Treasury security and U.S. Government Agency securities with various maturities to 6/1/2035 for $3,001,776,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $3,060,000,837 (purchased with proceeds from securities lending collateral).	2,137,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	13,005,000
		TOTAL INVESTMENTS--102.3% (IDENTIFIED COST $81,196,568) [5]	103,993,232
		OTHER ASSETS AND LIABILITIES - NET--(2.3)%	(2,342,763)
		TOTAL NET ASSETS--100%	$101,650,469

1 Non-income producing security.

2 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

3 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2006, these restricted securities amounted to $1,112,247, which represented 1.1% of total net assets.

4 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2006, these liquid restricted securities amounted to $1,112,247, which represented 1.1% of total net assets.

5 The cost of investments for federal tax purposes amounts to $81,747,060.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Total investments in securities	$90,988,232
Total investments in repurchase agreements	13,005,000
Total investments in securities, at value including $1,998,553 of securities loaned (identified cost $81,196,568)		$103,993,232
Cash denominated in foreign currencies (identified cost $25,094)		25,056
Income receivable		35,913
Receivable for investments sold		123,791
Receivable for shares sold		10,791
TOTAL ASSETS		104,188,783
Liabilities:
Payable for investments purchased	33,376
Payable for shares redeemed	218,323
Payable to bank	19,874
Payable for collateral due to broker	2,137,000
Payable for distribution services fee (Note 5)	14,182
Accrued expenses	115,559
TOTAL LIABILITIES		2,538,314
Net assets for 6,204,769 shares outstanding		$101,650,469
Net Assets Consist of:
Paid-in capital		$73,587,357
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		22,796,760
Accumulated net realized gain on investments and foreign currency transactions		5,696,177
Accumulated net investment income (loss)		(429,825)
TOTAL NET ASSETS		$101,650,469
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$34,936,600 ÷ 2,122,202 shares outstanding, no par value, unlimited shares authorized		$16.46
Service Shares:
$66,713,869 ÷ 4,082,567 shares outstanding, no par value, unlimited shares authorized		$16.34

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $12,558)			$552,030
Interest (including income on securities loaned of $62,683)			480,080
TOTAL INCOME			1,032,110
Expenses:
Investment adviser fee (Note 5)		$1,322,763
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		129,030
Transfer and dividend disbursing agent fees and expenses		35,838
Directors'/Trustees' fees		1,636
Auditing fees		25,131
Legal fees		6,928
Portfolio accounting fees		84,843
Distribution services fee--Service Shares (Note 5)		150,719
Printing and postage		34,758
Insurance premiums		6,898
Miscellaneous		1,041
TOTAL EXPENSES		1,989,585
Waivers (Note 5):
Waiver of investment adviser fee	$(407,970)
Waiver of administrative personnel and services fee	(34,072)
TOTAL WAIVERS		(442,042)
Net expenses			1,547,543
Net investment income (loss)			(515,433)
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $16,335)			6,009,516
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			7,455,118
Net realized and unrealized gain on investments and foreign currency transactions			13,464,634
Change in net assets resulting from operations			$12,949,201

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(515,433)	$(467,261)
Net realized gain on investments and foreign currency transactions	6,009,516	1,563,159
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	7,455,118	7,340,926
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,949,201	8,436,824
Distributions to Shareholders:
Distributions from net realized gains on investments and foreign currency transactions
Primary Shares	(431,802)	(25,544)
Service Shares	(801,083)	(51,425)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,232,885)	(76,969)
Share Transactions:
Proceeds from sale of shares	20,519,255	39,102,315
Net asset value of shares issued to shareholders in payment of distributions declared	984,931	65,542
Cost of shares redeemed	(25,563,641)	(8,594,179)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(4,059,455)	30,573,678
Change in net assets	7,656,861	38,933,533
Net Assets:
Beginning of period	93,993,608	55,060,075
End of period (including accumulated net investment income (loss) of $(429,825) and $(175,407), respectively)	$101,650,469	$93,993,608

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to seek capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for investments in other open-end regulated investment companies, based on net asset value;
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost;
  prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value (NAV), the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided or in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2006, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2006, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$1,998,553	$2,137,000

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund's Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2006		2005
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	631,000	$9,671,012	1,653,826	$22,463,021
Shares issued to shareholders in payment of distributions declared	11,892	183,848	1,120	14,117
Shares redeemed	(1,289,684)	(19,299,321)	(258,085)	(3,457,752)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(646,792)	$(9,444,461)	1,396,861	$19,019,386

Year Ended December 31	2006		2005
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	720,643	$10,848,243	1,264,860	$16,639,294
Shares issued to shareholders in payment of distributions declared	52,086	801,083	4,091	51,425
Shares redeemed	(412,687)	(6,264,320)	(391,526)	(5,136,427)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	360,042	5,385,006	877,425	$11,554,292
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(286,750)	$(4,059,455)	2,274,286	$30,573,678

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and net operating loss.

For the year ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)
$(67,299)	$261,015	$(193,716)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$545,097	$ --
Long-term capital gains	$ 687,788	$ 76,969

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,926,375
Undistributed long-term capital gains	$3,881,141
Net unrealized appreciation	$22,255,596

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At December 31, 2006, the cost of investments for federal tax purposes was $81,747,060. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates was $22,246,172. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $24,854,837 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,608,665.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.425% of the Funds average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the Adviser voluntarily waived $407,970 of its fee.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2006, the Sub-Adviser earned a sub-adviser fee of $1,090,693.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the net fee paid to FAS was 0.168% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2006, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2006, Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended December 31, 2006, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2006, were as follows:

Purchases	$49,825,094
Sales	$56,470,898

7. LINE OF CREDIT

On December 21, 2006, the Trust entered into a $150,000,000 unsecured, uncommitted discretionary line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the year ended December 31, 2006, the Fund did not utilize the LOC.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees , upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and the interim period commencing January 1, 2006 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2006, the amount of long-term capital gains designated by the Fund was $687,788.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Kaufmann Fund II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Fund II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26,1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions : President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED KAUFMANN FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract and subadvisory contract at meetings held in May 2006. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract and subadvisory contract.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract and subadvisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916777
Cusip 313916827

28136 (2/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Period Ended 12/31/2006	[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.26 [2]
Net realized and unrealized gain on investments and foreign currency transactions	0.26
TOTAL FROM INVESTMENT OPERATIONS	0.52
Net Asset Value, End of Period	$10.52
Total Return [3]	5.20%

Ratios to Average Net Assets:
Net expenses	1.35	% [4]
Net investment income	3.38	% [4]
Expense waiver/reimbursement [5]	9.89	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,698
Portfolio turnover	15%

1 Reflects operations for the period from March 31, 2006 (date of initial public investment) to December 31, 2006.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,024.30	$6.89
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.40	$6.87

1 Expenses are equal to the Fund's annualized net expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

The fund's total return during the reporting period, from start of performance on March 31, 2006 through December 31, 2006, was 5.20%. The total return for the fund's market benchmark, a blended index comprised of 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (the "Index") 1 was 11.20% for the reporting period. The fund's total return for the reporting period reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the Index.

MARKET OVERVIEW

The reporting period was exceptionally strong for equities in general. In the United States, the Standard & Poor's 500 Index, 2 for example, returned 11.11%.

In terms of currencies and their impact on investment results for foreign holdings, the U.S. dollar declined more than 6% during the reporting period as measured by the U.S. dollar index.

FUND PERFORMANCE

The fund is managed with an emphasis on moderate capital appreciation with low volatility, and an emphasis on capital preservation when valuations and risks are high. It is not managed against an equity benchmark or with regard to the individual components of an equity benchmark. The fund's strategy is an unconventional one that includes holding substantial cash reserves and using put options to emphasize capital preservation when market risks seem high. This will typically cause the fund's returns to lag those of market benchmarks and its peers during periods of sharply rising stock prices. In addition, the fund tends to have substantial non-U.S. investments that are generally not hedged against changes in currency values. Therefore, periods of rising values of the U.S. dollar in foreign exchange markets will likely cause currency losses on the fund's non-U.S. investments as foreign market prices become worth less when converted into (more expensive) U.S. dollars. (The reverse would cause currency gains for the fund's foreign holdings.) 3

During the reporting period, the fund was positioned in anticipation of a significant decline in U.S. equity prices. As such, the fund had substantial cash reserves in addition to 1.2% of assets in put options on December 31, 2006 as a hedge against an anticipated decline in stock prices. These put options on U.S. equity indexes will likely increase in value if stock prices fall. The rationale for the fund's strategy is that market bubble history and market valuation history in general support a highly risk-averse strategy. Market valuations remain at high levels that correspond to market peaks historically, and bubble history indicated that the bear market of 2000-2002 ended prematurely before the cycle was completed.

In terms of currency impact, the general decline in the foreign-exchange value of the U.S. dollar had a marginally positive impact on fund performance, as it enhanced the U.S.-dollar based returns of the fund's foreign holdings relative to their local market returns.

With respect to security selections, Barrick Gold Corp, and Goldcorp, Inc. were the top contributors to fund performance. 4 The worst performers were Takefuji Corp. , a Japanese consumer-finance company, and Newmont Mining Corp. , a large gold producer.

1 The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Merrill Lynch 91 Day Treasury Bill Index measures the return on U.S. Treasury Bills maturing in 90 days. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

3 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

4 Investments in gold and precious metals may be subject to additional risks.

GROWTH OF $10,000 INVESTED IN FEDERATED MARKET OPPORTUNITY FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Market Opportunity Fund II (the "Fund") from March 31, 2006 (start of performance) to December 31, 2006 compared to the Russell 3000 Value Index (R3000V) 2 and the blended benchmark, consisting of 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB). 2

Average Annual Total Return for the Period Ended 12/31/2006
Start of Performance (3/31/2006)	5.20%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB measures the return on U.S. Treasury Bills maturing in 90 days. The R3000V and the 70% R3000V/30% ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2006, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Materials	14.7%
Energy	7.2%
Health Care	1.8%
Telecommunication Services	1.0%
Financials	0.9%
Utilities	0.7%
Other Securities [2]	1.2%
Cash Equivalents [3]	73.4%
Other Assets and Liabilities--Net [4]	(0.9)%
TOTAL	100.0%

1 Except for Other Securities, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other securities include Purchase Put Options.

3 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2006

Shares			Value
		COMMON STOCKS--26.3%
		Energy--7.2%
2,000		Canetic Resources Trust	$27,780
1,000		Cimarex Energy Co.	36,500
1,000		EnCana Corp.	45,950
1,700		Patterson-UTI Energy, Inc.	39,491
2,000		Pengrowth Energy Trust	34,198
1,000		Penn West Energy Trust	30,560
600		Pioneer Natural Resources, Inc.	23,814
1,600		Pogo Producing Co.	77,504
600		Sasol Ltd., ADR	22,140
		TOTAL	337,937
		Financials--0.9%
7,000		Shinsei Bank Ltd.	41,175
		Health Care--1.8%
900		Sanofi-Aventis	83,104
		Materials--14.7%
2,825		Anglogold Ltd., ADR	133,029
3,400		Barrick Gold Corp.	104,380
9,000		Gold Fields Ltd., ADR	169,920
5,200		Goldcorp, Inc., Class A	147,888
1,300		Newcrest Mining Ltd.	27,039
2,400		Newmont Mining Corp.	108,360
		TOTAL	690,616
		Telecommunication Services--1.0%
31		NTT DoCoMo, Inc.	48,972
		Utilities--0.7%
3,000	[1]	British Energy Group PLC	31,896
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,158,310)	1,233,700
		PURCHASE PUT OPTIONS--1.2%
20		S&P 500 Index; Strike Price $1425, 3/19/2007, Options Contract (IDENTIFIED COST $72,860)	57,500
Principal Amount			Value
		REPURCHASE AGREEMENTS--73.4%
$850,000		Interest in $3,000,000,000 joint repurchase agreement 5.33%, dated 12/29/2006, under which ABN AMRO Bank NV, New York, will repurchase U.S. Government Agency securities with various maturities to 6/1/2035 for $3,001,776,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $3,060,000,837.	$850,000
850,000		Interest in $2,800,000,000 joint repurchase agreement 5.33%, dated 12/29/2006, under which Bank of America N.A., will repurchase U.S. Government Agency securities with various maturities to 6/1/2035 for $2,801,658,222 on 1/2/2007. The market value of the underlying securities at the end of the period was $2,857,691,387.	850,000
875,000		Interest in $445,000,000 joint repurchase agreement 5.34%, dated 12/29/2006, under which Deutsche Bank Securities, Inc., will repurchase U.S. Government Agency securities with various maturities to 10/25/2036 for $445,264,033 on 1/2/2007. The market value of the underlying securities at the end of the period was $457,170,991.	875,000
875,000		Interest in $1,500,000,000 joint repurchase agreement 5.35%, dated 12/29/2006, under which Goldman Sachs & Co., will repurchase U.S. Government Agency securities with various maturities to 11/25/2036 for $1,500,891,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $1,533,551,251.	875,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	3,450,000
		TOTAL INVESTMENTS--100.9% (IDENTIFIED COST $4,681,170) [2]	4,741,200
		OTHER ASSETS AND LIABILITIES - NET--(0.9)%	(43,679)
		TOTAL NET ASSETS--100%	$4,697,521

1 Non-income producing security.

2 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in repurchase agreements	$3,450,000
Investments in securities	1,291,200
Total investments in securities, at value (identified cost $4,681,170)		$4,741,200
Cash		52
Cash denominated in foreign currencies (identified cost $920)		901
Income receivable		2,548
Receivable for shares sold		2,746
TOTAL ASSETS		4,747,447
Liabilities:
Payable for shares redeemed	346
Payable for portfolio accounting fees	6,892
Payable for custodian fees	3,170
Payable for transfer and dividend disbursing agent fees and expenses	3,338
Payable for auditing fees	25,000
Payable for distribution services fee (Note 5)	948
Payable for printing and postage	3,814
Payable for insurance premiums	6,092
Accrued expenses	326
TOTAL LIABILITIES		49,926
Net assets for 446,563 shares outstanding		$4,697,521
Net Assets Consist of:
Paid-in capital		$4,580,895
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		60,007
Accumulated net realized loss on investments and foreign currency transactions		(5,023)
Undistributed net investment income		61,642
TOTAL NET ASSETS		$4,697,521
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($4,697,521 ÷ 446,563 shares outstanding), no par value, unlimited shares authorized		$10.52

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended December 31, 2006 1

Investment Income:
Interest			$82,421
Dividends (net of foreign taxes withheld of $378)			4,008
TOTAL INCOME			86,429
Expenses:
Investment adviser fee (Note 5)		$13,679
Administrative personnel and services fee (Note 5)		113,014
Custodian fees		9,800
Transfer and dividend disbursing agent fees and expenses		4,535
Auditing fees		25,000
Legal fees		3,878
Portfolio accounting fees		19,589
Distribution services fee (Note 5)		4,560
Printing and postage		4,931
Insurance premiums		6,093
TOTAL EXPENSES		205,079
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(13,679)
Waiver of administrative personnel and services fee	(18,817)
Reimbursement of other operating expenses	(147,874)
TOTAL WAIVERS AND REIMBURSEMENT		(180,370)
Net expenses			24,709
Net investment income			61,720
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(5,102)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			60,007
Net realized and unrealized gain on investments and foreign currency transactions			54,905
Change in net assets resulting from operations			$116,625

1 Reflects operations for the period from March 31, 2006 (date of initial public investment) to December 31, 2006.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Period Ended 12/31/2006 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$61,720
Net realized loss on investments and foreign currency transactions	(5,102)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	60,007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	116,625
Share Transactions:
Proceeds from sale of shares	5,452,106
Cost of shares redeemed	(871,210)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	4,580,896
Change in net assets	4,697,521
Net Assets:
Beginning of period	--
End of period (including undistributed net investment income of $61,642)	$4,697,521

1 Reflects operations for the period from March 31, 2006 (date of initial public investment) to December 31, 2006.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Market Opportunity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide moderate capital appreciation and high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for investments in other open-end regulated investment companies, based on net asset value;
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost;
  prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value (NAV), the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

	Period Ended 12/31/2006	[1]
Shares sold	531,211
Shares redeemed	(84,648)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	446,563

1 Reflects operations for the period from March 31, 2006 (date of initial public investment) to December 31, 2006.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.

For the period ended December 31, 2006, permanent difference identified and reclassified among the components of net assets were as follows:

Increase/Decrease
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(1)	$(78)	$79

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$61,642
Net unrealized appreciation	$75,367
Capital loss carryforward	$(20,383)

At December 31, 2006, the Fund had a capital loss carryforward of $20,383 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2014.

At December 31, 2006, the cost of investments for federal tax purposes was $4,681,170. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $60,030. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $88,507 and net unrealized depreciation from investments for those securities having an excess of cost over value of $28,477.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion. For the period ended December 31, 2006, the Adviser voluntarily waived $13,679 of its fee and voluntarily reimbursed $147,874 of other operating expenses.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the period ended December 31, 2006, the net fee paid to FAS was 5.17% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the period ended December 31, 2006, FSC retained $47 of fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the period ended December 31, 2006, the Fund's Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended December 31, 2006, were as follows:

Purchases	$1,246,671
Sales	$83,334

7. LINE OF CREDIT

On December 21, 2006, the Trust entered into a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the period ended December 31, 2006, the Fund did not utilize the LOC.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Directors, upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's interim period commencing March 31, 2006 (date of initial public investment) and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. RECENT ACCOUNTING PRONOUCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED MARKET OPPORTUNITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Market Opportunity Fund II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from March 31, 2006 (inception date) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights for the period stated above present fairly, in all material respects, the financial position of Federated Market Opportunity Fund II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 12, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26,1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions : President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED MARKET OPPORTUNITY FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract and subadvisory contracts at meetings held in May 2006. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to authorize the creation and offering of this new investment vehicle, as proposed by, and based on information provided by, the Federated organization, and based on Federated's recommendation to go forward with development of the Fund.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract and subadvisory contract.

The Board also considered the anticipated compensation and benefits to be received by the Adviser and subadviser. This includes fees to be received for services provided to the Fund by other entities in the Federated organization and research services that may be received by the Adviser from brokers that execute fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to other Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. The Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's anticipated investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund will compete. In this regard, the Senior Officer also reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

Because the Board was considering the advisory contract in the context of Federated's proposal to create a new fund, the factors mentioned above relating to such matters as any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. Nevertheless, in connection with the Board's governance of other Federated funds, it should be noted that the Board regularly receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the other Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades, as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have indicated to the Board their intention to do so in the future, where appropriate.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were relevant to the Fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that, based upon the information requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds, provide a satisfactory basis to support the business decision to approve the proposed arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com; select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.). You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916769

36187 (2/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006	[1]	2005		2004		2003		2002
Net Asset Value, Beginning of Period	$23.69		$21.02		$18.22		$13.00		$17.65
Income From Investment Operations:
Net investment income (loss)	--		--		--		--		--
Net realized and unrealized gain (loss) on investments	1.95		2.67		2.80		5.22		(4.65)
TOTAL FROM INVESTMENT OPERATIONS	1.95		2.67		2.80		5.22		(4.65)
Net Asset Value, End of Period	$25.64		$23.69		$21.02		$18.22		$13.00
Total Return [2]	8.23%		12.70%		15.37%		40.15	% [3]	(26.35)%

Ratios to Average Net Assets:
Net expenses	1.27	% [4]	1.22	% [4]	1.17	% [4]	1.23	% [4]	1.07	% [4]
Net investment income (loss)	(0.56)%		(0.49)%		(0.42)%		(0.72)%		(0.32)%
Expense waiver/reimbursement [5]	0.04%		0.04%		0.04%		0.01%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$46,134		$56,879		$62,563		$64,269		$53,367
Portfolio turnover	116%		132%		148%		173%		194%

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

3 During the year ended December 31, 2003, the Fund received payments from the Adviser for certain losses on investments. This increased the total return by 0.07%.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 are 1.26%, 1.20%, 1.16%, 1.20% and 1.06%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,062.10	$6.81
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.60	$6.67

1 Expenses are equal to the Fund's annualized net expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

This report covers Federated Mid Cap Growth Strategies Fund II's fiscal year reporting period from January 1, 2006 through December 31, 2006. The fund's total return for the reporting period was 8.23%. The total return of the fund's benchmark, the Russell Midcap Growth Index (RMGI) 1 was 10.66% for the reporting period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the RMGI.

MARKET OVERVIEW

Mid cap growth stocks, as measured by the RMGI, were reasonably strong through April, weakened in the May through July time frame and then rallied strongly through the end of the reporting period.

The biggest issue over the reporting period was the fluctuation in the price of energy and the estimated impact of a rise in energy prices on economic growth.

FUND PERFORMANCE

The fund's performance, compared to the RMGI, was aided by its overweight relative to the RMGI and stock selection in the Consumer Discretionary and Consumer Staples sectors.

Individual stocks contributing to the fund's performance cut across a variety of sectors and included: MEMC Electronic Materials, Inc. (averaged 1.22% of net assets), a leading producer of silicon wafers, which gained 76% during the reporting period; Hansen Natural Corp. (averaged 0.25% of net assets), a U.S.-based marketer of energy drinks and fruit juices which gained 25%; and CB Richard Ellis Group (averaged 1.14% of net assets), a real estate services company, which gained 69% during the reporting period.

The fund's relative performance was hurt by the fund's stock selection in Information Technology and Health Care Services. Specific fund holdings that detracted from performance included: Powerwave Technologies Inc. (averaged 0.22% of net assets), a provider of wireless communications products; ADC Telecommunications Inc. (averaged 0.50% of net assets), a provider of voice data and video systems; and Sunrise Senior Living, Inc. , (averaged 0.57% of net assets), a provider of nursing care to seniors.

1 The RMGI is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Investments cannot be made directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED MID CAP GROWTH STRATEGIES FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Mid Cap Growth Strategies Fund II (the "Fund") from December 31, 1996 to December 31, 2006, compared to the Russell Midcap Growth Index (RMGI). 2

Average Annual Total Returns for the Period Ended 12/31/2006
1 Year	8.23%
5 Years	7.75%
10 Years	8.79%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMGI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2006, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Health Care	18.6%
Information Technology	16.8%
Consumer Discretionary	16.4%
Industrials	15.8%
Financials	12.2%
Energy	6.4%
Consumer Staples	4.4%
Materials	4.1%
Telecommunication Services	3.5%
Utilities	0.9%
Securities Lending Collateral [2]	2.6%
Cash Equivalents [3]	0.8%
Other Assets and Liabilities--Net [4]	(2.5)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents include investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2006

Shares			Value
		COMMON STOCKS--99.1%
		Consumer Discretionary--16.4%
5,800		Abercrombie & Fitch Co., Class A	$403,854
15,500	[1]	Amazon.com, Inc.	611,630
4,600		Boyd Gaming Corp.	208,426
7,300		Claire's Stores, Inc.	241,922
16,600	[1]	Coach, Inc.	713,136
8,900		Federated Department Stores, Inc.	339,357
9,200	[1]	GameStop Corp.	507,012
7,500	[1]	Gymboree Corp.	286,200
3,000	[1]	MGM Mirage	172,050
13,000		McDonald's Corp.	576,290
12,000		Mens Wearhouse, Inc.	459,120
21,400	[1,2]	NetFlix, Inc.	553,404
5,600		Nordstrom, Inc.	276,304
13,000	[1]	Payless ShoeSource, Inc.	426,660
4,300		Penney (J.C.) Co., Inc.	332,648
7,500		Polo Ralph Lauren Corp., Class A	582,450
10,500		Snap-On, Inc.	500,220
13,800		TJX Cos., Inc.	393,576
		TOTAL	7,584,259
		Consumer Staples--4.4%
6,600		Brown-Forman Corp., Class B	437,184
5,000		Bunge Ltd.	362,550
7,300		Estee Lauder Cos., Inc., Class A	297,986
27,925	[1]	Hansen Natural Corp.	940,514
		TOTAL	2,038,234
		Energy--6.4%
8,600		CONSOL Energy, Inc.	276,318
18,600		Chesapeake Energy Corp.	540,330
7,100	[1]	FMC Technologies, Inc.	437,573
6,900	[1]	Grant Prideco, Inc.	274,413
8,300		Helmerich & Payne, Inc.	203,101
3,700		Noble Corp.	281,755
8,300	[1]	Southwestern Energy Co.	290,915
6,100		Tesoro Petroleum Corp.	401,197
5,500		Tidewater, Inc.	265,980
		TOTAL	2,971,582
Shares			Value
		COMMON STOCKS--continued
		Financials--12.2%
8,300		Ace Ltd.	$502,731
4,900	[1]	Affiliated Managers Group	515,137
5,500	[1]	Arch Capital Group Ltd.	371,855
2,800		Bear Stearns & Co., Inc.	455,784
22,300	[1]	CB Richard Ellis Services, Inc.	740,360
6,500		CIT Group, Inc.	362,505
12,800		Commerce Bancorp, Inc.	451,456
14,400	[1]	E*Trade Group, Inc.	322,848
10,700		HCC Insurance Holdings, Inc.	343,363
9,220		International Securities Exchange Holdings, Inc.	431,404
2,900		Kilroy Realty Corp.	226,200
7,000		RenaissanceRe Holdings Ltd.	420,000
11,300		T. Rowe Price Group, Inc.	494,601
		TOTAL	5,638,244
		Health Care--18.6%
7,800		AmerisourceBergen Corp.	350,688
4,300	[1]	Celgene Corp.	247,379
13,100	[1]	Cephalon, Inc.	922,371
6,400	[1]	Covance, Inc.	377,024
6,900	[1]	Coventry Health Care, Inc.	345,345
5,400	[1]	DaVita, Inc.	307,152
5,600	[1]	Express Scripts, Inc., Class A	400,960
10,700	[1]	Forest Laboratories, Inc., Class A	541,420
4,800	[1]	Genzyme Corp.	295,584
37,600	[1]	Isis Pharmaceuticals, Inc.	418,112
5,900		McKesson HBOC, Inc.	299,130
5,400	[1]	Medco Health Solutions, Inc.	288,576
5,200		Medicis Pharmaceutical Corp., Class A	182,676
16,400	[1]	Medimmune, Inc.	530,868
10,873	[1,2]	New River Pharmaceuticals, Inc.	594,862
13,500	[1]	Sepracor, Inc.	831,330
19,500		Shire PLC, ADR	1,204,320
11,700	[1]	Vertex Pharmaceuticals, Inc.	437,814
		TOTAL	8,575,611
		Industrials--15.8%
3,800	[1]	Alliant Techsystems, Inc.	297,122
5,500		CSX Corp.	189,365
3,000		Corporate Executive Board Co.	263,100
10,300		Equifax, Inc.	418,180
8,500		Expeditors International Washington, Inc.	344,250
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
4,100		Fluor Corp.	$334,765
11,700	[1]	Foster Wheeler Ltd.	645,138
9,400		GATX Corp.	407,302
7,600	[1]	General Cable Corp.	332,196
4,400		Harsco Corp.	334,840
3,700	[1]	Jacobs Engineering Group, Inc.	301,698
6,600		Norfolk Southern Corp.	331,914
7,800		Northrop Grumman Corp.	528,060
7,300		Precision Castparts Corp.	571,444
6,300		Rockwell Automation, Inc.	384,804
3,700		Textron Inc.	346,949
6,600	[1]	URS Corp.	282,810
13,200		UTI Worldwide, Inc.	394,680
9,700	[1]	WESCO International, Inc.	570,457
		TOTAL	7,279,074
		Information Technology--16.8%
20,589	[1]	Acme Packet, Inc.	424,957
28,900	[1]	Activision, Inc.	498,236
9,100	[1]	Ansys, Inc.	395,759
20,200	[1]	BEA Systems, Inc.	254,116
36,100	[1]	Cadence Design Systems, Inc.	646,551
17,900	[1]	Ceridian Corp.	500,842
17,600	[1]	Citrix Systems, Inc.	476,080
7,200	[1]	Cognizant Technology Solutions Corp.	555,552
10,800	[1]	CommScope, Inc.	329,184
13,700	[1]	Commvault Systems, Inc.	274,137
28,300	[1]	Integrated Device Technology, Inc.	438,084
12,100		Jabil Circuit, Inc.	297,055
15,000		Linear Technology Corp.	454,800
15,300	[1]	MEMC Electronic Materials, Inc.	598,842
25,600	[1]	Marvell Technology Group Ltd.	491,264
15,100		Maxim Integrated Products, Inc.	462,362
9,200	[1]	NVIDIA Corp.	340,492
8,300	[1]	Network Appliance, Inc.	326,024
286	[1]	Tellabs, Inc.	2,934
		TOTAL	7,767,271
		Materials--4.1%
16,300		Agrium, Inc.	513,287
2,800		Martin Marietta Materials	290,948
4,759		Teck Cominco Ltd.	358,591
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Materials--continued
4,000		United States Steel Corp.	$292,560
4,600		Vulcan Materials Co.	413,402
		TOTAL	1,868,788
		Telecommunication Services--3.5%
11,500	[1]	American Tower Systems Corp.	428,720
13,000	[1]	Crown Castle International Corp.	419,900
11,900	[1]	NII Holdings, Inc.	766,836
		TOTAL	1,615,456
		Utilities--0.9%
18,500	[1]	AES Corp.	407,740
1,108	[1]	Dynegy, Inc.	8,022
		TOTAL	415,762
		TOTAL COMMON STOCKS (IDENTIFIED COST $37,985,758)	45,754,281
		REPURCHASE AGREEMENTS--3.4%
$373,000		Interest in $1,500,000,000 joint repurchase agreement 5.35%, dated 12/29/2006 under which Goldman Sachs & Co. will repurchase U.S. Government Agency securities with various maturities to 11/25/2036 for $1,500,891,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $1,533,551,251.	373,000
1,176,000		Interest in $3,000,000,000 joint repurchase agreement 5.33%, dated 12/29/2006 under which ABN AMRO Bank NV, New York will repurchase U.S. Government Agency securities with various maturities to 6/1/2035 for $3,001,776,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $3,060,000,837 (purchased with proceeds from securities lending collateral).	1,176,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	1,549,000
		TOTAL INVESTMENTS--102.5% (IDENTIFIED COST $39,534,758) [3]	47,303,281
		OTHER ASSETS AND LIABILITIES - NET--(2.5)%	(1,169,430)
		TOTAL NET ASSETS--100%	$46,133,851

1 Non-income producing security.

2 All or a portion of these shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $39,571,288.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronym is used throughout this portfolio:

ADR	--American Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Total investments in securities, at value, including $1,133,928 of securities loaned (identified cost $39,534,758)		$47,303,281
Cash		360
Income receivable		19,248
Receivable for investments sold		77,511
Receivable for shares sold		2,418
TOTAL ASSETS		47,402,818
Liabilities:
Payable for shares redeemed	$69,378
Payable for collateral due to broker	1,176,000
Accrued expenses	23,589
TOTAL LIABILITIES		1,268,967
Net assets for 1,799,095 shares outstanding		$46,133,851
Net Assets Consist of:
Paid-in capital		$38,931,660
Net unrealized appreciation of investments		7,768,493
Accumulated net realized loss on investments		(566,302)
TOTAL NET ASSETS		$46,133,851
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$46,133,851 ÷ 1,799,095 shares outstanding, no par value, unlimited shares authorized		$25.64

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $1,845)			$296,309
Interest (including income on securities loaned of $23,527)			70,799
TOTAL INCOME			367,108
Expenses:
Investment adviser fee (Note 5)		$396,867
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		13,697
Transfer and dividend disbursing agent fees and expenses		16,566
Directors'/Trustees' fees		1,336
Auditing fees		25,328
Legal fees		7,419
Portfolio accounting fees		48,856
Printing and postage		25,846
Insurance premiums		6,597
Miscellaneous		2,331
TOTAL EXPENSES		694,843
Waiver and Expense Reduction (Note 5):
Waiver of administrative personnel and services fee	$(24,470)
Fees paid indirectly for directed brokerage arrangements	(4,626)
TOTAL WAIVER AND EXPENSE REDUCTION		(29,096)
Net expenses			665,747
Net investment income (loss)			(298,639)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			7,312,246
Net change in unrealized appreciation of investments			(2,969,467)
Net realized and unrealized gain on investments			4,342,779
Change in net assets resulting from operations			$4,044,140

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(298,639)	$(285,329)
Net realized gain on investments	7,312,246	9,078,599
Net change in unrealized appreciation/depreciation of investments	(2,969,467)	(2,061,382)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,044,140	6,731,888
Share Transactions:
Proceeds from sale of shares	1,981,924	2,220,822
Cost of shares redeemed	(16,771,699)	(14,635,894)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(14,789,775)	(12,415,072)
Change in net assets	(10,745,635)	(5,683,184)
Net Assets:
Beginning of period	56,879,486	62,562,670
End of period	$46,133,851	$56,879,486

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Mid Cap Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for investments in other open-end regulated companies, based on net asset value;
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value (NAV), the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2006, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$1,133,928	$1,176,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2006	2005
Shares sold	79,339	102,659
Shares redeemed	(680,861)	(678,433)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(601,522)	(575,774)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments of foreign currency transactions and net operating loss.

For the year ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Loss
$(298,570)	$298,639	$(69)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$7,731,963
Capital loss carryforward	$(529,775)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part due to differing treatments for the deferral of losses on wash sales and mark to market adjustments.

At December 31, 2006, the cost of investments for federal tax purposes was $39,571,288. The net unrealized appreciation of investments for federal tax purposes was $7,731,993. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,258,228 and net unrealized depreciation from investments for those securities having an excess of cost over value of $526,235.

At December 31, 2006, the Fund had a capital loss carryforward of $529,775 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

The Fund used capital loss carry forwards of $7,306,068 to offset taxable capital gains realized during the year ended December 31, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the net fee paid to FAS was 0.237% of average aggregate daily net assets of the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended December 31, 2006, the Fund's Shares did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2006, the Fund's expenses were reduced by $4,626 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended December 31, 2006, were as follows:

Purchases	$60,301,872
Sales	$75,433,542

7. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

On December 21, 2006, the Trust entered into a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the year ended December 31, 2006, the Fund did not utilize the LOC.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees, upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and the interim period commencing January 1, 2006 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund as of June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED MID CAP GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Mid Cap Growth Strategies Fund II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mid Cap Growth Strategies Fund II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 12, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Prior to June 2006, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions : President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED MID CAP GROWTH STRATEGIES FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916702

G00433-07 (2/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.044	0.027	0.008	0.007	0.014
Net realized gain on investments	0.000 [2]	0.000 [2]	0.000 [2]	0.000 [2]	0.000 [2]
TOTAL FROM INVESTMENT OPERATIONS	0.044	0.027	0.008	0.007	0.014
Less Distributions:
Distributions from net investment income	(0.044)	(0.027)	(0.008)	(0.007)	(0.014)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return [3]	4.52%	2.70%	0.82%	0.69%	1.41%

Ratios to Average Net Assets:
Net expenses	0.65%	0.65%	0.65%	0.65%	0.64%
Net investment income	4.45%	2.65%	0.79%	0.70%	1.40%
Expense waiver/reimbursement [4]	0.25%	0.21%	0.15%	0.02%	--
Supplemental Data:
Net assets, end of period (000 omitted)	$74,623	$73,929	$83,660	$106,007	$177,945

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Represents less than $0.001.

3 Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,024.00	$3.32
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.93	$3.31

1 Expenses are equal to the Fund's annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Portfolio of Investments Summary Tables

At December 31, 2006, the Fund's portfolio composition 1 was as follows:

Percentage of Total Net Assets
Commercial Paper & Notes	55.9%
Variable Rate Instruments	38.0%
Bank Instruments	1.3%
Repurchase Agreements	4.4%
Other Assets and Liabilities--Net [2]	0.4%
TOTAL	100.0%

At December 31, 2006, the Fund's effective maturity schedule 3 was as follows:

Securities with an Effective Maturity of:	Percentage of Total Net Assets
1-7 Days	49.7	% [4]
8-30 Days	22.5%
31-90 Days	16.7%
91-180 Days	4.0%
181 Days or more	6.7%
Other Assets and Liabilities--Net [2]	0.4%
TOTAL	100.0%

1 Commercial Paper and Notes include any fixed-rate security that is not a bank instrument. A variable rate instrument is any security which has an interest rate that resets periodically. See the Fund's Prospectus for descriptions of commercial paper, repurchase agreements and bank instruments.

2 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

3 Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.

4 Overnight securities comprised 8.4% of the Fund's portfolio.

Portfolio of Investments

December 31, 2006

Principal Amount			Value
		ASSET-BACKED SECURITIES--2.2%
		Finance - Automotive--1.7%
$600,000	[1]	CAL Securitization Trust 2006-1, Class A1, 5.400%, 12/17/2007	$600,000
409,574	[1,2]	Ford Credit Auto Owner Trust 2006-B, Class A1, 5.405%, 9/15/2007	409,574
265,221		Nissan Auto Lease Trust 2006-A, Class A1, 5.347%, 12/14/2007	265,221
		TOTAL	1,274,795
		Finance - Equipment--0.5%
115,897		CIT Equipment Collateral 2006-VT1, Class A1, 4.990%, 3/20/2007	115,897
238,888		John Deere Owner Trust 2006-A, Class A1, 5.364%, 7/13/2007	238,888
		TOTAL	354,785
		TOTAL ASSET-BACKED SECURITIES	1,629,580
		CERTIFICATES OF DEPOSIT--1.3%
		Banking--1.3%
500,000		Credit Suisse, Zurich, 4.920%, 2/5/2007	500,000
500,000		Wells Fargo Bank, N.A., 4.840%, 1/30/2007	499,992
		TOTAL CERTIFICATES OF DEPOSIT	999,992
		COLLATERALIZED LOAN AGREEMENTS--17.4%
		Banking--5.4%
2,000,000		Greenwich Capital Markets, Inc., 5.437%, 1/3/2007	2,000,000
2,000,000		WAMU Capital Corp., 5.512%, 1/3/2007	2,000,000
		TOTAL	4,000,000
		Brokerage--12.0%
2,000,000		Bear Stearn & Co., Inc., 5.433%, 1/3/2007	2,000,000
3,000,000		Citigroup Global Markets, Inc., 5.412%, 1/3/2007	3,000,000
2,000,000		Goldman Sachs & Co., 5.412%, 1/2/2007	2,000,000
2,000,000		Merrill Lynch & Co., Inc., 5.430%, 1/3/2007	2,000,000
		TOTAL	9,000,000
		TOTAL COLLATERALIZED LOAN AGREEMENTS	13,000,000
		COMMERCIAL PAPER--31.2% [3]
		Aerospace/Auto--0.9%
700,000	[1,2]	Nissan Motor Acceptance Corp., (Nissan Motor Co., Ltd. Support Agreement), 5.330%, 1/12/2007	698,860
		Banking--5.9%
1,000,000		Bank of America Corp., 5.235%, 3/5/2007	990,839
1,000,000		Danske Corp., Inc., (Danske Bank A/S, GTD), 4.984%, 4/10/2007	986,294
455,000		DePfa Bank PLC, 5.235%, 2/20/2007	451,692
2,000,000	[1,2]	Fountain Square Commercial Funding Corp., 5.250% - 5.260%, 1/12/2007 - 3/5/2007	1,989,205
		TOTAL	4,418,030
		Consumer Products--0.9%
700,000	[1,2]	Fortune Brands, Inc., 5.330% - 5.340%, 1/3/2007 - 1/18/2007	698,902
		Finance - Automotive--4.0%
2,500,000		FCAR Auto Loan Trust (Series A1+/P1), 5.210% - 5.310%, 2/6/2007 - 5/16/2007	2,478,314
500,000		FCAR Auto Loan Trust (Series A1/P1), 5.180%, 4/5/2007	493,237
		TOTAL	2,971,551
Principal Amount			Value
		COMMERCIAL PAPER--continued [3]
		Finance - Equipment--0.5%
$400,000		John Deere Credit Ltd., (John Deere Capital Corp., GTD), 5.320% - 5.340%, 2/6/2007 - 2/16/2007	$397,572
		Finance - Retail--7.2%
1,000,000	[1,2]	Amsterdam Funding Corp., 5.190%, 4/11/2007	985,583
1,200,000	[1,2]	Compass Securitization LLC, 5.260%, 3/15/2007	1,187,201
500,000	[1,2]	Paradigm Funding LLC, 5.260%, 2/6/2007	497,370
1,715,000	[1,2]	Sheffield Receivables Corp., 5.240%, 1/5/2007	1,714,001
1,000,000	[1,2]	Tulip Funding Corp., 5.240%, 1/10/2007	998,690
		TOTAL	5,382,845
		Finance - Securities--2.7%
2,000,000	[1,2]	Georgetown Funding Co. LLC, 5.290%, 1/4/2007	1,999,118
		Food & Beverage--1.9%
700,000	[1,2]	General Mills, Inc., 5.330%, 1/17/2007	698,342
700,000	[1,2]	H.J. Heinz Finance Co., (H.J. Heinz Co. LOC), 5.350%, 1/4/2007	699,688
		TOTAL	1,398,030
		Insurance--1.4%
1,000,000	[1,2]	Aspen Funding Corp., 5.255% - 5.275%, 1/19/2007 - 2/13/2007	995,536
		Metals--0.9%
700,000		Alcoa, Inc., 5.270%, 3/5/2007	693,544
		Publishing and Printing--4.9%
3,650,000	[1,2]	Gannett Co., Inc., 5.300%, 1/22/2007 - 1/26/2007	3,637,744
		TOTAL COMMERCIAL PAPER	23,291,732
		CORPORATE BONDS--1.7%
		Finance - Retail--1.7%
1,274,000		Countrywide Home Loans, Inc., 2.875%, 2/15/2007	1,269,910
		CORPORATE NOTES--3.4%
		Banking--1.4%
1,000,000		Toronto Dominion Bank, 5.420%, 12/12/2007	1,000,000
		Finance - Securities--2.0%
500,000	[1,2]	K2 (USA) LLC, (K2 Corp., GTD), 5.420%, 9/17/2007	500,000
1,000,000	[1,2]	Sigma Finance, Inc., (Sigma Finance Corp., GTD), 5.315% - 5.355%, 10/12/2007 - 10/18/2007	999,981
		TOTAL	1,499,981
		TOTAL CORPORATE NOTES	2,499,981
		NOTES - VARIABLE--38.0% [4]
		Banking--28.6%
1,500,000	[1,2]	Australia & New Zealand Banking Group, Melbourne, 5.336%, 3/5/2007	1,500,000
3,250,000	[1,2]	Commonwealth Bank of Australia, Sydney, 5.350%, 1/24/2007	3,250,020
1,000,000	[1,2]	DePfa Bank PLC, 5.370%, 3/15/2007	1,000,023
1,000,000	[1,2]	HBOS Treasury Services PLC, 5.320%, 1/9/2007	1,000,000
3,715,000		Home City Ice Co. & H.C. Transport (Series 2000), (U.S. Bank, N.A. LOC), 5.350%, 1/4/2007	3,715,000
2,000,000		Kansas City, MO Tax Increment Financing Commission, President Hotel, (MBIA Insurance Corp. INS), 5.380%, 1/4/2007	2,000,000
325,000		Key Bank, N.A., 5.415%, 2/9/2007	325,021
1,160,000		Lancaster, PA IDA, Snavely's Mill, Inc. (Series 2003 - B), (Fulton Bank LOC), 5.500%, 1/4/2007	1,160,000
3,875,000		North Shore Business Development LLC (Series 2003), (Columbus Bank and Trust Co., GA LOC), 5.350%, 1/4/2007	3,875,000
2,415,000		Prospects Aggregates, Inc. (Series 2004), (Fulton Bank LOC), 5.500%, 1/4/2007	2,415,000
125,000		Roby Co. Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 5.464%, 1/4/2007	125,000
1,000,000	[1,2]	Westpac Banking Corp. Ltd., Sydney, 5.320%, 1/16/2007	1,000,000
		TOTAL	21,365,064
Principal Amount			Value
		NOTES - VARIABLE--continued [4]
		Brokerage--1.3%
$1,000,000		Merrill Lynch & Co., Inc., 5.330%, 1/24/2007	$1,000,000
		Finance - Retail--2.0%
1,500,000	[1,2]	SLM Corp., 5.350%, 1/12/2007 - 1/16/2007	1,500,000
		Finance - Securities--2.7%
1,000,000	[1,2]	K2 (USA) LLC, (K2 Corp., GTD), 5.325%, 1/1/2007	999,937
1,000,000	[1,2]	Sigma Finance, Inc., 5.325%, 1/2/2007	999,953
		TOTAL	1,999,890
		Insurance--2.7%
2,000,000	[1,2]	Pacific Life Global Funding, 5.400%, 1/4/2007	2,000,093
		Municipal--0.7%
500,000		Florida Hurricane Catastrophe Fund Finance Corp. (Series 2006-B), 5.360%, 1/16/2007	500,000
		TOTAL NOTES - VARIABLE	28,365,047
		REPURCHASE AGREEMENT--4.4%
3,255,000		Interest in $800,000,000 joint repurchase agreement 5.240%, dated 12/29/2006 under which UBS Securities LLC will repurchase U.S. Government Agency securities with various maturities to 7/25/2036 for $800,465,778 on 1/2/2007. The market value of the underlying securities at the end of the period was $824,001,413.	3,255,000
		TOTAL INVESTMENTS--99.6% (AT AMORTIZED COST) [5]	74,311,242
		OTHER ASSETS AND LIABILITIES - NET--0.4%	312,221
		TOTAL NET ASSETS--100%	$74,623,463

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2006, these restricted securities amounted to $32,559,821, which represented 43.6% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2006, these liquid restricted securities amounted to $31,959,821, which represented 42.8% of total net assets.

3 Discount rate at the time of purchase.

4 Floating rate note with current rate and next reset date shown.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
IDA	--Industrial Development Authority
INS	--Insured
LOC	--Letter of Credit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Total investments in securities, at amortized cost and value		$74,311,242
Cash		340
Income receivable		197,798
Receivable for shares sold		238,534
TOTAL ASSETS		74,747,914
Liabilities:
Payable for shares redeemed	$100,786
Payable for custodian fees	8,195
Payable for transfer and dividend disbursing agent fees and expenses	5,620
Payable for portfolio accounting fees	7,421
Accrued expenses	2,429
TOTAL LIABILITIES		124,451
Net assets for 74,844,982 shares outstanding		$74,623,463
Net Assets Consist of:
Paid-in capital		$74,844,530
Accumulated net realized loss on investments		(221,187)
Undistributed net investment income		120
TOTAL NET ASSETS		$74,623,463
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$74,623,463 ÷ 74,844,982 shares outstanding, no par value, unlimited shares authorized		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2006

Investment Income:
Interest			$3,854,260
Expenses:
Investment adviser fee (Note 5)		$377,781
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		31,313
Transfer and dividend disbursing agent fees and expenses		18,453
Directors'/Trustees' fees		1,452
Auditing fees		25,329
Legal fees		7,435
Portfolio accounting fees		43,992
Printing and postage		21,114
Insurance premiums		6,475
Miscellaneous		554
TOTAL EXPENSES		683,898
Waivers (Note 5):
Waiver of investment adviser fee	$(165,066)
Waiver of administrative personnel and services fee	(24,243)
TOTAL WAIVERS		(189,309)
Net expenses			494,589
Net investment income			3,359,671
Net realized gain on investments			5,356
Change in net assets resulting from operations			$3,365,027

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,359,671	$2,177,681
Net realized gain on investments	5,356	2,034
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,365,027	2,179,715
Distributions to Shareholders:
Distributions from net investment income	(3,359,551)	(2,178,247)
Share Transactions:
Proceeds from sale of shares	85,442,518	93,178,945
Net asset value of shares issued to shareholders in payment of distributions declared	3,359,551	2,177,760
Cost of shares redeemed	(88,112,948)	(105,089,404)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	689,121	(9,732,699)
Change in net assets	694,597	(9,731,231)
Net Assets:
Beginning of period	73,928,866	83,660,097
End of period (including undistributed net investment income of $120 and $0, respectively)	$74,623,463	$73,928,866

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly.

Premium and Discount Amortization

All premiums and discounts are amortized/accreted.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at December 31, 2006, is as follows:

Security	Acquisition Date	Acquisition Cost
CAL Securitization Trust 2006-1, Class A1, 5.400%, 12/17/2007	12/14/2006	$600,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2006	2005
Shares sold	85,442,518	93,178,945
Shares issued to shareholders in payment of distributions declared	3,359,551	2,177,760
Shares redeemed	(88,112,948)	(105,089,404)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	689,121	(9,732,699)

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Ordinary income	$3,359,551	$2,178,247

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$120
Capital loss carryforward	$(221,188)

At December 31, 2006, the Fund had a capital loss carryforward of $221,188 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

The Fund used capital loss carryforwards of $5,355 to offset taxable capital gains realized during the year ended December 31, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the Adviser voluntarily waived $165,066 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the net fee paid to FAS was 0.166% of average aggregate daily net assets of the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended December 31, 2006, the Fund's Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

7. LINE OF CREDIT

On December 21, 2006, the Trust entered into a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the year ended December 31, 2006, the Fund did not utilize the LOC.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees , upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and the interim period commencing January 1, 2006 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Prime Money Fund II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Prime Money Fund II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 14, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26,1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions : President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED PRIME MONEY FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group during the year ending December 31, 2005. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com; select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916504

G00842-01 (2/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2006

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.30	$11.67	$11.84	$11.71	$11.27
Income From Investment Operations:
Net investment income	0.49 [2]	0.44 [2]	0.42 [2]	0.47 [2]	0.56 [2]
Net realized and unrealized gain (loss) on investments	(0.04)	(0.30)	0.01	0.06	0.43
TOTAL FROM INVESTMENT OPERATIONS	0.45	0.14	0.43	0.53	0.99
Less Distributions:
Distributions from net investment income	(0.46)	(0.44)	(0.49)	(0.40)	(0.40)
Distributions from net realized gain on investments	--	(0.07)	(0.11)	--	(0.15)
TOTAL DISTRIBUTIONS	(0.46)	(0.51)	(0.60)	(0.40)	(0.55)
Net Asset Value, End of Period	$11.29	$11.30	$11.67	$11.84	$11.71
Total Return [3]	4.15%	1.30%	3.62%	4.65%	9.31%

Ratios to Average Net Assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	4.43%	3.87%	3.56%	3.98%	5.01%
Expense waiver/reimbursement [4]	0.04%	0.29%	0.27%	0.26%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$390,738	$480,859	$518,023	$575,848	$544,018
Portfolio turnover	64%	43%	41%	87%	101%

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2006 [1]	2005	2004	2003	2002	[2]
Net Asset Value, Beginning of Period	$11.25	$11.63	$11.82	$11.71	$10.85
Income From Investment Operations:
Net investment income	0.46 [3]	0.41 [3]	0.38 [3]	0.42 [3]	0.35	[3]
Net realized and unrealized gain (loss) on investments	(0.04)	(0.31)	0.01	0.08	0.51
TOTAL FROM INVESTMENT OPERATIONS	0.42	0.10	0.39	0.50	0.86
Less Distributions:
Distributions from net investment income	(0.43)	(0.41)	(0.47)	(0.39)	--
Distributions from net realized gain on investments	--	(0.07)	(0.11)	--	--
TOTAL DISTRIBUTIONS	(0.43)	(0.48)	(0.58)	(0.39)	--
Net Asset Value, End of Period	$11.24	$11.25	$11.63	$11.82	$11.71
Total Return [4]	3.92%	0.99%	3.32%	4.44%	7.93%

Ratios to Average Net Assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95	% [5]
Net investment income	4.18%	3.62%	3.31%	3.60%	4.65	% [5]
Expense waiver/reimbursement [6]	0.04%	0.04%	0.02%	0.01%	0.03	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$75,580	$72,996	$64,698	$44,837	$7,590
Portfolio turnover	64%	43%	41%	87%	101	% [7]

1 For the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year, if any, are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$1,047.30	$3.61
Service Shares	$1,000	$1,045.60	$4.90
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.68	$3.57
Service Shares	$1,000	$1,020.42	$4.84

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of expenses. The annualized net expense ratios are as follows:

Primary Shares	0.70%
Service Shares	0.95%

Management's Discussion of Fund Performance

FUND PERFORMANCE AND SUMMARY

Federated Quality Bond Fund II, Primary Shares, produced a total return of 4.15%, for the reporting period ended December 31, 2006. The fund's Service Shares produced a total return of 3.92% during the same time period. By comparison, during the reporting period, the return of the Lehman Brothers Intermediate U.S. Credit Index (LBICI), the fund's benchmark, was 4.49%. 1 The fund's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBICI. During the 12-month reporting period, intermediate-term A-rated credits included in the LBICI averaged a total return of 4.44% compared to an average total return of 4.72% on intermediate-term BBB-rated credits in the LBICI.

The fund's investment strategy focused on: (a) the duration 2 or interest rate sensitivity of the portfolio relative to the benchmark; (b) the selection of individual securities; (c) the credit ratings of portfolio securities (which indicates the risk that securities will default); and (d) the selection of securities with different maturities (expressed by a "yield curve" showing the relative yield of similar securities with different maturities). These were the most significant factors affecting the fund's performance during the 12-month reporting period in order of importance.

Market Overview

Interest rates rose in the initial six months of the reporting period, and fell during the remainder of the reporting period. The Federal Reserve Board's adjustments to the Federal Funds Target Rate caused short-term rates to increase more than long-term rates (ending the fiscal year with an "inverted yield curve"). From a securities standpoint, agency securities, non-investment grade, corporate debt securities of lower credit quality, and mortgage-backed securities generated greater positive returns than comparable duration U.S. Treasury Securities during the reporting period.

Effective Duration and Interest Rate Sensitivity 3

Duration management contributed to fund performance in 2006 as the portfolio was less sensitive to interest rates 2 as compared to the benchmark earlier in the reporting period when interest rates were rising. Then, in the second half of the reporting period when interest rates were falling, the portfolio's effective duration or interest rate sensitivity was greater than the duration of the benchmark's, further adding to performance.

Security Selection

Adding significantly to fund performance relative to the LBICI were positions in Ford Motor Company .. Positions in large money-center banks such as JP Morgan , Bank of America , and Citigroup also added to fund performance. Other securities that modestly aided fund performance included mining companies such as Codelco , Noranda and CVRD .. Holdings that detracted from fund performance were less industry centered. Securities that negatively impacted performance included Barrick Gold and Canadian Natural Resources ..

Credit Quality and Sector

At the end of the reporting period, corporate bonds totaled 98% of the portfolio. Relative to the LBICI, the fund's overweight to BBB-rated credits (i.e., investment-grade bonds of lower credit quality), and consequently an underweight to higher rated corporate debt securities, added to fund performance.

Maturity and Yield Curve

Relative to the LBICI, the fund held securities with very short maturities (including cash equivalents) and long maturities, while relatively avoiding securities with short to intermediate maturities (referred to as a "barbelled maturity approach"). As a result, the fund was positioned in the parts of the "yield curve" where bond prices increased or decreased by a relatively small amount.

1 Lehman Brothers Intermediate U.S. Credit Index is an unmanaged index that consists of dollar-denominated, investment-grade, publicly issued securities with a maturity of between one and ten years, a minimum amount outstanding of $250 million, and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). Investments cannot be made directly in an index.

2 Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Quality Bond Fund II (Primary Shares) (the "Fund") from April 28, 1999 (start of performance) to December 31, 2006, compared to the Lehman Brothers Intermediate U.S. Credit Index (LBICI). 2

Average Annual Total Returns for the Periods Ended 12/31/2006
1 Year	4.15%
5 Years	4.57%
Start of Performance (4/28/1999)	5.07%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBICI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBICI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LBICI consists of dollar-denominated, investment-grade, publicly issued securities with a maturity between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Quality Bond Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2006, compared to the Lehman Brothers Intermediate U.S. Credit Index (LBICI). 2

Average Annual Total Returns for the Periods Ended 12/31/2006
1 Year	3.92%
Start of Performance (4/30/2002)	4.39%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBICI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBICI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBICI consists of dollar-denominated, investment-grade publicly issued securities with a maturity between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month- end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2006, the Fund's portfolio composition 1 was as follows:

Security Type	Percentage of Total Net Assets
Corporate Debt Securities	96.2%
Mortgage-Backed Securities [2,3]	0.0%
Other Security Types [4]	1.9%
Cash Equivalents [5]	0.3%
Other Assets and Liabilities--Net [6]	1.6%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of these security types.

2 For purposes of this table, mortgage-backed securities include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs) and adjustable rate mortgage-backed securities.

3 Represents less than 0.1%.

4 Other security types consist of foreign sovereign bonds.

5 Cash Equivalents include investments in overnight repurchase agreements.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2006

Principal Amount			Value
		CORPORATE BONDS--95.5%
		Basic Industry - Chemicals--0.7%
$2,220,000		Albemarle Corp., Sr. Note, 5.10%, 2/1/2015	$2,109,153
1,300,000		Praxair, Inc., 3.95%, 6/1/2013	1,202,304
		TOTAL	3,311,457
		Basic Industry - Metals & Mining--4.0%
2,360,000		Alcan, Inc., 5.00%, 6/1/2015	2,253,726
1,300,000		BHP Finance (USA), Inc., 4.80%, 4/15/2013	1,260,147
930,000		BHP Finance (USA), Inc., 5.00%, 12/15/2010	924,459
2,500,000		Barrick Gold Corp., 4.875%, 11/15/2014	2,370,410
5,020,000	[1,2]	Codelco, Inc., 4.75%, 10/15/2014	4,836,268
1,250,000		Noranda, Inc., 6.00%, 10/15/2015	1,270,140
2,300,000		Thiokol Corp., Sr. Note, 6.625%, 3/1/2008	2,332,142
2,000,000		Vale Overseas Ltd., 6.875%, 11/21/2036	2,055,000
1,200,000	[1,2]	Xstrata Finance Canada Ltd., Unsecd. Note, 5.50%, 11/16/2011	1,195,854
		TOTAL	18,498,146
		Basic Industry - Paper--1.7%
1,300,000		International Paper Co., 4.25%, 1/15/2009	1,272,173
3,610,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	3,905,793
500,000		Westvaco Corp., 7.65%, 3/15/2027	524,502
2,000,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	2,084,744
		TOTAL	7,787,212
		Capital Goods - Aerospace & Defense--2.4%
2,480,000	[1,2]	BAE Systems Holdings, Inc., 4.75%, 8/15/2010	2,422,352
1,500,000		Boeing Co., Note, 5.125%, 2/15/2013	1,491,752
500,000	[1,2]	Embraer Overseas Ltd., Sr. Unsecd. Note, 6.375%, 1/24/2017	501,250
584,000		Raytheon Co., Note, 6.75%, 8/15/2007	588,504
4,200,000		Raytheon Co., Unsecd. Note, 5.375%, 4/1/2013	4,198,400
1,800,000		Rockwell Collins, Unsecd. Note, 4.75%, 12/1/2013	1,728,966
		TOTAL	10,931,224
		Capital Goods - Building Materials--0.5%
1,430,000		CRH America, Inc., 5.30%, 10/15/2013	1,392,460
1,000,000	[1,2]	Owens Corning, Inc., Sr. Unsecd. Note, 6.50%, 12/1/2016	1,017,683
		TOTAL	2,410,143
		Capital Goods - Diversified Manufacturing--3.4%
1,530,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	1,663,875
1,600,000		Emerson Electric Co., 4.50%, 5/1/2013	1,533,498
1,200,000		Emerson Electric Co., Note, 5.00%, 10/15/2008	1,196,258
3,500,000		General Electric Co., Note, 5.00%, 2/1/2013	3,467,388
2,300,000	[1,2]	Hutchison Whampoa Ltd., 6.50%, 2/13/2013	2,370,910
1,275,000		Thomas & Betts Corp., Note, 7.25%, 6/1/2013	1,339,877
4,000,000		Tyco International Group, Company Guarantee, 6.375%, 10/15/2011	4,181,871
		TOTAL	15,753,677
Principal Amount			Value
		CORPORATE BONDS--continued
		Capital Goods - Environmental--1.4%
$6,000,000		Waste Management, Inc., 7.375%, 8/1/2010	$6,389,614
		Communications - Media & Cable--2.5%
6,500,000		Comcast Corp., 7.125%, 6/15/2013	7,010,949
750,000		Comcast Corp., Company Guarantee, 6.50%, 1/15/2017	783,631
3,450,000		Cox Communications, Inc., 7.125%, 10/1/2012	3,682,268
		TOTAL	11,476,848
		Communications - Media Noncable--1.6%
3,000,000		British Sky Broadcasting Group PLC, 8.20%, 7/15/2009	3,195,827
2,000,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	2,350,894
2,000,000		Univision Communications, Inc., Sr. Note, 3.50%, 10/15/2007	1,957,268
		TOTAL	7,503,989
		Communications - Telecom Wireless--3.7%
9,000,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/1/2011	9,850,872
2,090,000		America Movil S.A. de C.V., Note, 5.75%, 1/15/2015	2,078,087
1,900,000		Sprint Capital Corp., 6.375%, 5/1/2009	1,943,068
1,250,000		Sprint Capital Corp., Company Guarantee, 6.125%, 11/15/2008	1,267,207
2,000,000		Sprint Capital Corp., Note, 8.375%, 3/15/2012	2,228,098
		TOTAL	17,367,332
		Communications - Telecom Wirelines--2.5%
2,000,000		Citizens Communications Co., 7.625%, 8/15/2008	2,080,000
1,500,000		Deutsche Telekom International Finance BV, 5.25%, 7/22/2013	1,469,796
1,300,000		Embarq Corp., 6.738%, 6/1/2013	1,332,279
2,750,000	[1,2]	KT Corp., Note, 5.875%, 6/24/2014	2,768,785
1,000,000		Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	1,073,220
3,000,000		Verizon Global Funding, Note, 4.00%, 1/15/2008	2,961,231
		TOTAL	11,685,311
		Consumer Cyclical - Automotive--4.0%
1,500,000		DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	1,544,723
8,150,000		DaimlerChrysler North America Holding Corp., Note, 4.875%, 6/15/2010	7,961,611
3,050,000		DaimlerChrysler North America Holding Corp., Unsecd. Note, 4.05%, 6/4/2008	2,986,632
1,800,000	[1,2]	Harley Davidson, Inc., 3.625%, 12/15/2008	1,747,037
1,000,000		Johnson Controls, Inc., Sr. Note, 5.25%, 1/15/2011	992,863
2,840,000	[1,2]	Nissan Motor Acceptance Corp., 4.625%, 3/8/2010	2,763,204
540,000	[1,2]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 5.625%, 3/14/2011	540,447
		TOTAL	18,536,517
		Consumer Cyclical - Entertainment--1.2%
250,000		International Speedway Corp., 4.20%, 4/15/2009	242,868
1,250,000		International Speedway Corp., 5.40%, 4/15/2014	1,211,313
1,510,000		Time Warner, Inc., 5.50%, 11/15/2011	1,507,754
2,740,000		Walt Disney Co., Note, 5.70%, 7/15/2011	2,789,937
		TOTAL	5,751,872
		Consumer Cyclical - Lodging--0.2%
930,000	[1,2]	Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/1/2016	910,927
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Cyclical - Retailers--1.9%
$2,055,574	[1,2]	CVS Corp., Pass Thru Cert., 5.298%, 1/11/2027	$1,950,750
1,560,000		Home Depot, Inc., 5.40%, 3/1/2016	1,531,236
1,600,000		Target Corp., 5.875%, 3/1/2012	1,646,596
295,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	317,233
3,500,000		Wal-Mart Stores, Inc., Unsecd. Note, 4.125%, 2/15/2011	3,373,464
		TOTAL	8,819,279
		Consumer Cyclical - Services--0.1%
250,000		Boston University, 7.625%, 7/15/2097	289,283
330,000	[1,2]	Realogy Corp., Sr. Note, 6.07375%, 10/20/2009	330,204
		TOTAL	619,487
		Consumer Non-Cyclical Food/Beverage--0.9%
1,760,000		Bottling Group LLC, Note, 5.50%, 4/1/2016	1,763,578
2,195,000	[1,2]	SABMiller PLC, Note, 6.20%, 7/1/2011	2,249,097
		TOTAL	4,012,675
		Consumer Non-Cyclical Health Care--1.2%
3,000,000		Anthem, Inc., 6.80%, 8/1/2012	3,196,323
1,380,000		Medtronic, Inc., Note, Series B, 4.375%, 9/15/2010	1,342,672
1,310,000		Thermo Electron Corp., Sr. Unsecd. Note, 5.00%, 6/1/2015	1,228,554
		TOTAL	5,767,549
		Consumer Non-Cyclical Pharmaceuticals--2.0%
2,500,000		Genentech, Inc., Note, 4.40%, 7/15/2010	2,446,290
3,000,000		Pfizer, Inc., 4.50%, 2/15/2014	2,897,097
990,000		Pharmacia Corp., Sr. Deb., 6.50%, 12/1/2018	1,081,559
2,700,000		Wyeth, Unsecd. Note, 5.50%, 2/1/2014	2,715,585
		TOTAL	9,140,531
		Consumer Non-Cyclical Supermarkets--0.4%
1,950,000		Kroger Co., 7.25%, 6/1/2009	2,025,738
		Consumer Non-Cyclical Tobacco--0.4%
750,000		Altria Group, Inc., 5.625%, 11/4/2008	752,823
1,000,000		Altria Group, Inc., Note, 7.00%, 11/4/2013	1,091,280
		TOTAL	1,844,103
		Energy - Independent--2.5%
1,000,000		Anadarko Petroleum Corp., 5.95%, 9/15/2016	1,003,923
500,000		Apache Finance Pty Ltd., Sr. Note, 7.00%, 3/15/2009	517,048
3,280,000		Canadian Natural Resources Ltd., 4.90%, 12/1/2014	3,098,468
1,200,000	[1,2]	EOG Co. of Canada, Company Guarantee, 7.00%, 12/1/2011	1,278,254
2,500,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	2,810,750
1,881,000	[1,2]	Ras Laffan Liquified Natural Gas, 3.437%, 9/15/2009	1,821,185
980,000	[1,2]	Tengizchevroil LLP, 6.124%, 11/15/2014	982,450
		TOTAL	11,512,078
Principal Amount			Value
		CORPORATE BONDS--continued
		Energy - Integrated--2.8%
$5,220,000		ConocoPhillips Australia Funding Co., 5.50%, 4/15/2013	$5,266,126
1,250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	1,407,113
2,000,000		Petro-Canada, Note, 5.00%, 11/15/2014	1,915,634
2,450,000	[1,2]	Qatar Petroleum, 5.579%, 5/30/2011	2,464,812
2,130,000	[1,2]	Statoil ASA, 5.125%, 4/30/2014	2,082,196
		TOTAL	13,135,881
		Energy - Refining--0.6%
3,000,000		Valero Energy Corp., Note, 4.75%, 4/1/2014	2,831,024
		Financial Institution - Banking--20.5%
1,600,000		Astoria Financial Corp., Note, 5.75%, 10/15/2012	1,606,656
8,000,000		Bank of America Corp., Sr. Note, 5.375%, 6/15/2014	8,069,885
3,000,000	[1,2]	Barclays Bank PLC, 5.926%, 12/31/2049	3,043,437
11,000,000		Citigroup, Inc., Note, 5.125%, 2/14/2011	11,009,513
675,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	684,799
1,974,000		Colonial BancGroup, Inc., Note, 6.375%, 12/1/2015	2,028,857
1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	1,598,890
3,080,000		Credit Suisse First Boston USA, Inc., Sr. Note, 5.50%, 8/16/2011	3,121,998
4,200,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	4,244,736
1,120,000		HSBC Finance Corp., 4.75%, 4/15/2010	1,106,547
3,660,000		HSBC Finance Corp., 5.00%, 6/30/2015	3,561,073
1,900,000		Household Finance Corp., 6.40%, 6/17/2008	1,931,313
2,300,000		Hudson United Bancorp, 7.00%, 5/15/2012	2,459,825
4,300,000		J.P. Morgan Chase & Co., Sub. Note, 5.125%, 9/15/2014	4,246,823
8,600,000		J.P. Morgan Chase & Co., Sub. Note, 6.75%, 2/1/2011	9,080,023
2,440,000		Manufacturers & Traders Trust Co., Sub. Note, 5.629%, 12/1/2021	2,425,898
4,450,000		Marshall & Ilsley Bank, Milwaukee, Sr. Note, 4.40%, 3/15/2010	4,352,550
1,150,000		Northern Trust Corp., Sr. Note, 5.30%, 8/29/2011	1,153,546
2,660,000		PNC Funding Corp., Sub. Note, 7.50%, 11/1/2009	2,823,073
1,740,000		Popular North America, Inc., 5.65%, 4/15/2009	1,751,637
3,620,000	[1,2]	Sovereign Bancorp, Inc., Sr. Note, 4.80%, 9/1/2010	3,540,764
1,160,000		State Street Bank and Trust Co., Sub. Note, 5.30%, 1/15/2016	1,162,441
4,000,000		U.S. Bank, N.A., Sub. Note, 4.95%, 10/30/2014	3,913,040
2,500,000		Wachovia Bank N.A., 4.80%, 11/1/2014	2,401,807
1,600,000		Wachovia Bank N.A., Sub. Note, 4.875%, 2/1/2015	1,549,615
2,900,000		Washington Mutual Bank, 5.125%, 1/15/2015	2,822,832
2,000,000		Washington Mutual Bank, Sub. Note, 6.875%, 6/15/2011	2,118,211
5,300,000		Wells Fargo Bank, N.A., Sub. Note, 6.45%, 2/1/2011	5,553,984
2,310,000		Zions Bancorp, Sub. Note, 5.50%, 11/16/2015	2,288,772
		TOTAL	95,652,545
		Financial Institution - Brokerage--8.5%
4,530,000		Amvescap PLC, Note, 4.50%, 12/15/2009	4,413,881
3,400,000		Bear Stearns Cos., Inc., Unsecd. Note, 3.25%, 3/25/2009	3,270,552
1,750,000	[1,2]	FMR Corp., 4.75%, 3/1/2013	1,695,426
3,000,000	[1,2]	FMR Corp., Bond, 7.57%, 6/15/2029	3,619,052
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Brokerage--continued
$1,000,000		Franklin Resources, Inc., 3.70%, 4/15/2008	$980,510
3,500,000		Goldman Sachs Group, Inc., 3.875%, 1/15/2009	3,421,765
4,500,000		Goldman Sachs Group, Inc., 6.60%, 1/15/2012	4,763,280
1,500,000		Goldman Sachs Group, Inc., Note, Series B, MTN, 7.35%, 10/1/2009	1,585,326
2,750,000		Lehman Brothers Holdings, Inc., 7.875%, 8/15/2010	2,995,540
3,400,000		Merrill Lynch & Co., Inc., Note, 4.125%, 9/10/2009	3,318,942
3,000,000		Merrill Lynch & Co., Inc., Sr. Unsub., 6.00%, 2/17/2009	3,054,083
4,200,000		Morgan Stanley Group, Inc., 5.30%, 3/1/2013	4,210,765
1,000,000		Morgan Stanley, Note, 4.00%, 1/15/2010	968,973
690,000		Nuveen Investments, 5.00%, 9/15/2010	680,063
690,000		Nuveen Investments, 5.50%, 9/15/2015	667,687
		TOTAL	39,645,845
		Financial Institution - Finance Noncaptive--6.6%
4,000,000		American Express Co., 4.75%, 6/17/2009	3,965,085
2,000,000		American General Finance Corp., 4.00%, 3/15/2011	1,899,606
2,650,000		American International Group, Inc., Sr. Note, 4.70%, 10/1/2010	2,606,759
3,225,000		Berkshire Hathaway, Inc., Company Guarantee, 4.85%, 1/15/2015	3,133,085
4,000,000		Capital One Financial Corp., Note, 7.125%, 8/1/2008	4,110,040
3,250,000		General Electric Capital Corp., 3.75%, 12/15/2009	3,130,725
4,275,000		International Lease Finance Corp., 4.875%, 9/1/2010	4,225,790
2,100,000		Residential Capital Corp., 6.00%, 2/22/2011	2,101,374
4,520,000		SLM Corp., Floating Rate Note, 6.093%, 12/15/2014	4,082,152
1,500,000		SLM Corp., Note, 4.00%, 1/15/2010	1,447,610
		TOTAL	30,702,226
		Financial Institution - Insurance - Health--0.1%
555,000		Aetna US Healthcare, 5.75%, 6/15/2011	563,843
		Financial Institution - Insurance - Life--0.5%
1,800,000		AXA Financial, Inc., Note, 6.50%, 4/1/2008	1,824,596
250,000	[1,2]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	278,232
		TOTAL	2,102,828
		Financial Institution - Insurance - P&C--1.8%
850,000		CNA Financial Corp., Note, 6.00%, 8/15/2011	864,740
1,180,000		Horace Mann Educators Corp., Sr. Note, 6.85%, 4/15/2016	1,210,791
2,700,000	[1,2]	Liberty Mutual Group, Inc., Unsecd. Note, 5.75%, 3/15/2014	2,687,223
250,000		MBIA Insurance Corp., Sr. Deb., 6.625%, 10/1/2028	268,886
370,000		The St. Paul Travelers Cos., Inc., Sr. Unsecd. Note, 5.50%, 12/1/2015	371,415
400,000		USF&G Corp., Company Guarantee, 8.47%, 1/10/2027	418,382
2,750,000	[1,2]	ZFS Finance USA Trust I, Jr. Sub. Note, 6.15%, 12/15/2065	2,801,178
		TOTAL	8,622,615
		Financial Institution - REITs--2.9%
750,000		Archstone-Smith Trust, 5.00%, 8/15/2007	748,205
3,500,000		Archstone-Smith Trust, 5.625%, 8/15/2014	3,530,675
1,860,000		Health Care Property Investors, Inc., 5.95%, 9/15/2011	1,869,442
1,570,000		Prologis, Note, 5.25%, 11/15/2010	1,559,953
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - REITs--continued
$1,250,000		Prologis, Sr. Note, 5.50%, 4/1/2012	$1,253,234
2,470,000		Simon Property Group, Inc., 6.35%, 8/28/2012	2,582,392
2,000,000		Simon Property Group, Inc., 6.375%, 11/15/2007	2,016,060
110,000		Simon Property Group, Inc., Note, 5.60%, 9/1/2011	111,234
		TOTAL	13,671,195
		Foreign-Local-Government--1.2%
5,500,000		Hydro Quebec, Sr. Deb., 6.30%, 5/11/2011	5,683,157
		Municipal Services--0.6%
895,000	[1,2]	Army Hawaii Family Housing, 5.524%, 6/15/2050	874,576
1,850,000	[1,2]	Camp Pendleton & Quantico Housing LLC, 5.572%, 10/1/2050	1,841,398
		TOTAL	2,715,974
		Sovereign--0.1%
500,000		Sweden, Government of, Deb., 10.25%, 11/1/2015	572,646
		Technology--1.7%
2,535,000		Cisco Systems, Inc., Note, 5.25%, 2/22/2011	2,546,031
1,510,000		Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.50%, 3/15/2011	1,516,018
3,890,000		Oracle Corp., Sr. Unsecd. Note, Series WI, 5.00%, 1/15/2011	3,856,517
		TOTAL	7,918,566
		Transportation - Airlines--1.0%
4,484,000		Southwest Airlines Co., 6.50%, 3/1/2012	4,680,172
		Transportation - Railroads--1.0%
2,020,000		Burlington Northern Santa Fe Corp., 4.875%, 1/15/2015	1,944,011
193,514		Burlington Northern Santa Fe Corp., Pass Thru Cert., 7.57%, 1/2/2021	218,551
460,000		Norfolk Southern Corp., Note, 6.75%, 2/15/2011	484,147
2,210,000		Union Pacific Corp., 4.875%, 1/15/2015	2,125,478
		TOTAL	4,772,187
		Transportation - Services--0.5%
1,000,000		FedEx Corp., Note, 5.50%, 8/15/2009	1,006,108
1,300,000		Ryder System, Inc., 5.95%, 5/2/2011	1,316,606
		TOTAL	2,322,714
		Utility - Electric--4.9%
1,400,000		Alabama Power Co., 4.70%, 12/1/2010	1,372,192
930,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.95%, 12/15/2036	889,967
1,070,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.40%, 12/15/2011	1,062,041
810,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.50%, 9/15/2016	811,064
2,740,000		Consolidated Natural Gas Co., 5.00%, 12/1/2014	2,637,404
1,865,000		Duke Capital Corp., Sr. Note, 6.25%, 2/15/2013	1,919,094
940,000		Exelon Generation Co. LLC, 6.95%, 6/15/2011	990,474
1,000,000		Florida Power & Light Co., 1st Mtg. Bond, 6.00%, 6/1/2008	1,009,645
1,110,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.00%, 12/15/2036	1,067,828
5,750,000		PSEG Power LLC, Company Guarantee, 7.75%, 4/15/2011	6,232,505
1,140,000		PSI Energy, Inc., Bond, 6.05%, 6/15/2016	1,176,253
3,660,000		Pacific Gas & Electric Co., Unsecd. Note, 4.20%, 3/1/2011	3,507,833
		TOTAL	22,676,300
Principal Amount			Value
		CORPORATE BONDS--continued
		Utility - Natural Gas Distributor--1.0%
$5,010,000		Atmos Energy Corp., 4.00%, 10/15/2009	$4,823,967
		TOTAL CORPORATE BONDS (IDENTIFIED COST $446,538,979)	445,149,394
		CORPORATE NOTES--0.7%
		Communications - Telecom Wirelines--0.7%
3,385,000		Telecom Italia Capital, Note, 4.875%, 10/1/2010 (IDENTIFIED COST $3,379,237)	3,294,406
		GOVERNMENTS/AGENCIES--1.9%
		Sovereign--1.9%
7,800,000		United Mexican States, Note, 9.875%, 2/1/2010 (IDENTIFIED COST $8,831,168)	8,839,740
		MORTGAGE-BACKED SECURITIES--0.0%
		Federal Home Loan Mortgage Corporation--0.0%
25,146		6.50%, 4/1/2015	25,693
7,195		8.00%, 9/1/2030	7,499
		TOTAL	33,192
		Government National Mortgage Association--0.0%
18,218		8.00%, 8/15/2029	19,139
4,268		8.00%, 9/15/2030	4,470
		TOTAL	23,609
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $54,154)	56,801
		REPURCHASE AGREEMENT--0.3%
1,313,000		Interest in $1,500,000,000 joint repurchase agreement 5.35%, dated 12/29/2006 under which Goldman Sachs & Co. will repurchase U.S. Government Agency securities with various maturities to 11/25/2036 for $1,500,891,667 on 1/2/2007. The market value of the underlying securities at the end of the period was $1,533,551,251 (AT COST).	1,313,000
		TOTAL INVESTMENTS--98.4% (IDENTIFIED COST $460,116,538) [3]	458,653,341
		OTHER ASSETS AND LIABILITIES - NET--1.6%	7,664,288
		TOTAL NET ASSETS--100%	$466,317,629

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2006, these restricted securities amounted to $54,614,951 which represented 11.7% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At December 31, 2006, these liquid restricted securities amounted to $54,614,951 which represented 11.7% of total net assets.

3 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2006.

The following acronyms are used throughout this portfolio:

MTN	--Medium Term Note
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets:
Total investments in securities, at value (identified cost $460,116,538)		$458,653,341
Cash		404
Income receivable		6,889,134
Receivable for investments sold		1,120,322
Receivable for shares sold		114,803
TOTAL ASSETS		466,778,004
Liabilities:
Payable for shares redeemed	$414,540
Payable for portfolio accounting fees	19,262
Payable for distribution services fee (Note 5)	16,495
Accrued expenses	10,078
TOTAL LIABILITIES		460,375
Net assets for 41,328,045 shares outstanding		$466,317,629
Net Assets Consist of:
Paid-in capital		$449,807,415
Net unrealized depreciation of investments		(1,463,197)
Accumulated net realized loss on investments		(4,218,886)
Undistributed net investment income		22,192,297
TOTAL NET ASSETS		$466,317,629
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$390,737,608 ÷ 34,605,688 shares outstanding, no par value, unlimited shares authorized		$11.29
Service Shares:
$75,580,021 ÷ 6,722,357 shares outstanding, no par value, unlimited shares authorized		$11.24

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2006

Investment Income:
Dividends			$3,978
Interest			25,939,773
TOTAL INCOME			25,943,751
Expenses:
Investment adviser fee (Note 5)		$3,031,447
Administrative personnel and services fee (Note 5)		401,925
Custodian fees		23,185
Transfer and dividend disbursing agent fees and expenses		36,690
Directors'/Trustees' fees		4,791
Auditing fees		18,548
Legal fees		6,856
Portfolio accounting fees		118,778
Distribution services fee--Service Shares (Note 5)		186,445
Printing and postage		126,414
Insurance premiums		8,666
Miscellaneous		4,728
TOTAL EXPENSES		3,968,473
Waivers (Note 5):
Waiver of investment adviser fee	$(203,810)
Waiver of administrative personnel and services fee	(16,931)
TOTAL WAIVERS		(220,741)
Net expenses			3,747,732
Net investment income			22,196,019
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(3,465,247)
Net change in unrealized depreciation of investments			637,488
Net realized and unrealized loss on investments			(2,827,759)
Change in net assets resulting from operations			$19,368,260

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$22,196,019	$21,711,707
Net realized loss on investments	(3,465,247)	(753,639)
Net change in unrealized appreciation/depreciation of investments	637,488	(14,008,303)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	19,368,260	6,949,765
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(18,892,916)	(18,738,926)
Service Shares	(2,819,752)	(2,342,291)
Distributions from net realized gains on investments
Primary Shares	--	(3,213,520)
Service Shares	--	(425,902)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(21,712,668)	(24,720,639)
Share Transactions:
Proceeds from sale of shares	43,390,488	57,269,861
Net asset value of shares issued to shareholders in payment of distributions declared	21,712,668	24,720,639
Cost of shares redeemed	(150,295,675)	(93,085,560)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(85,192,519)	(11,095,060)
Change in net assets	(87,536,927)	(28,865,934)
Net Assets:
Beginning of period	553,854,556	582,720,490
End of period (including undistributed net investment income of $22,192,297 and $21,708,941, respectively)	$466,317,629	$553,854,556

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost;
  for investments in other open-end regulated investment companies, based on net asset value;
  prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund's Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Fund's Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2006		2005
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	2,556,427	$28,283,977	3,810,835	$43,196,105
Shares issued to shareholders in payment of distributions declared	1,742,889	18,892,916	1,983,057	21,952,446
Shares redeemed	(12,255,508)	(134,845,231)	(7,618,354)	(86,604,142)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(7,956,192)	$(87,668,338)	(1,824,462)	$(21,455,591)

Year Ended December 31	2006		2005
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,365,791	$15,106,511	1,247,602	$14,073,756
Shares issued to shareholders in payment of distributions declared	260,847	2,819,752	250,516	2,768,193
Shares redeemed	(1,391,016)	(15,450,444)	(574,636)	(6,481,418)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	235,622	$2,475,819	923,482	$10,360,531
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,720,570)	$(85,192,519)	(900,980)	$(11,095,060)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for distributions of short-term capital gains.

For the year ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses
$(4)	$5	$(1)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$21,712,668	$21,465,728
Long-term capital gains	$-	$3,254,911

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$22,192,297
Net unrealized depreciation	$(1,463,197)
Capital loss carryforward	$(4,218,886)

At December 31, 2006, the cost of investments for federal tax purposes was $460,116,538. The net unrealized depreciation of investments for federal tax purposes was $1,463,197. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,138,442 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,601,639.

At December 31, 2006, the Fund had a capital loss carryforward of $4,218,886 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2013	$ 753,639
2014	$3,465,247

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the Adviser voluntarily waived $203,810 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2006, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2006, the Fund's Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended December 31, 2006, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2006, were as follows:

Purchases	$198,703,007
Sales	$208,054,293

7. LINE OF CREDIT

On December 21, 2006, the Trust entered into a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2006, there were no outstanding loans. During the year ended December 31, 2006, the Fund did not utilize the LOC.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees , upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending December 31, 2006. During the Fund's fiscal years ended December 31, 2005 and December 31, 2004 and the interim period commencing January 1, 2006 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Fund no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF
FEDERATED QUALITY BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Quality Bond Fund II (the "Fund"), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the periods presented prior to January 1, 2006, were audited by other auditors whose report thereon dated February 15, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Quality Bond Fund II as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 12, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director,

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions : President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED QUALITY BOND FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2005. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings."

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916884
Cusip 313916785

G00433-14 (2/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

            (a)   Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $269,000

                  Fiscal year ended 2005 - $281,271

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $2,000 and $8,152
      respectively.  Fiscal year ended 2006- Fees for additional audit work performed on 2005 year end statements.  Fiscal year ended 2005 - Transfer
      Agent Service Auditors Report.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $16,089
      respectively.  Fiscal year ended 2005 - Analysis regarding the realignment of advisory companies.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $39,138 and $16,319
      respectively.  Executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2006 - $106,037

            Fiscal year ended 2005 - $55,056

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act ) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED INSURANCE SERIES

BY          /S/ RICHARD A. NOVAK

            RICHARD A. NOVAK
            TITLE: TREASURER, PRINCIPAL FINANCIAL OFFICER

DATE        February 14, 2007

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ JOHN B. FISHER

            JOHN B. FISHER
            TITLE: PRESIDENT, PRINCIPAL EXECUTIVE OFFICER

DATE        February 14, 2007

BY          /S/ RICHARD A. NOVAK

            RICHARD A. NOVAK
            TITLE: TREASURER, PRINCIPAL FINANCIAL OFFICER

DATE        February 14, 2007